EXECUTION COPY

                              AMENDED AND RESTATED
                            ENGINEERING, PROCUREMENT
                            AND CONSTRUCTION CONTRACT
                              (OUTSIDE PLANT WORK)

                         DATED AS OF NOVEMBER 15, 1999,
                        EFFECTIVE AS OF FEBRUARY 19, 1999

                                     BETWEEN
                                 BECHTEL LIMITED
                                  AS CONTRACTOR

                                       AND

                     VICAME INFRASTRUCTURE DEVELOPMENT GMBH
                                  AS DEVELOPER

                                       and

                            VIATEL GERMAN ASSET GMBH
                                    AS OWNER

                                       AND

                          METROMEDIA FIBER NETWORK GMBH
                                    AS OWNER

                                       AND

                     CARRIER 1 FIBER NETWORK GMBH & CO. OHG
                                    AS OWNER
                          ---------------------------------------

                       GERMAN NETWORK DEVELOPMENT PROJECT

                                    GND NO. 1

                                       AND

                                    GND NO. 2

                                TABLE OF CONTENTS

                                                                           PAGE


SECTION 1.  DEFINITIONS; INTERPRETATION......................................2

      1.1.  DEFINED TERMS....................................................2

      1.2.  RULES OF CONSTRUCTION............................................2

SECTION 2.  INTENT OF CONTRACT AND RELATIONSHIP OF THE PARTIES...............3

      2.1.  Generally........................................................3

      2.2.  Interpretation...................................................3

      2.3.  Relationships Among the Parties..................................3

SECTION 3.  CONTRACT DOCUMENTS...............................................4

      3.1.  Form Part of this Contract.......................................4

      3.2.  Conflicts........................................................4

SECTION 4.  RESPONSIBILITIES OF THE CONTRACTOR...............................5

      4.1.  Scope of Work....................................................5

      4.2.  Overall System Design Responsibility.............................6

      4.3.  Technical Information............................................7

SECTION 5.  TECHNICAL REQUIREMENTS, MILESTONE SCHEDULE  AND PROGRESS
            MEETINGS.........................................................7

2      5.1.  Technical Requirements...........................................7

      5.2.  Milestone Schedule...............................................7

      5.3.  Progress Meetings................................................8

SECTION 6.  COMPLIANCE WITH LAWS; PERMITS....................................8

      6.1.  Compliance With Laws.............................................8

      6.2.  Variations Required By Law.......................................8

      6.3.  Permits..........................................................9

      6.4.  No Liability....................................................10

SECTION 7.  THE SCHEDULED ROUTE.............................................10

      7.1.  Generally.......................................................10

      7.2.  Wayleave Procurement and Approval...............................10

      7.3.  Alternative Wayleaves...........................................11

SECTION 8.  OWNER OBLIGATIONS...............................................12

      8.1.  Owner-Procured Equipment and Vendor Specifications..............12



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                         TABLE OF CONTENTS (CONTINUED)                    PAGE

      8.2.  POP Sites and Owner Specifications..............................13

      8.3.  The Developer's Review and Approval.............................14

      8.4.  Owner Permits...................................................15

      8.5.  Access to Owner Facilities......................................15

      8.6.  Cooperation and Non-Interference with Work......................15

      8.7.  No Diminishment.................................................15

SECTION 9.  MAINTENANCE OF BOOKS AND RECORDS................................15

      9.1.  Maintenance of Records..........................................15

      9.2.  Access to Records...............................................16

      9.3.  Subcontractors..................................................16

SECTION 10. TAXES...........................................................17

      10.1. General.........................................................17

      10.2. Exemption from Taxes............................................17

      10.3. Withholding.....................................................17

      10.4. Indemnity.......................................................17

SECTION 11. INTELLECTUAL PROPERTY RIGHTS....................................18

      11.1. Generally.......................................................18

      11.2. Injunction......................................................18

      11.3. Infringement Order..............................................19

      11.4. New Developments by the Contractor..............................19

      11.5. The Contractor's Existing Intellectual Property.................19

SECTION 12. PAYMENTS FOR THE WORK...........................................20

      12.1. Compensation....................................................20

      12.2. Fixed and Incentive Fees........................................20

            (a)   GND No. 1 Outside Plant...................................20

            (b)   GND No. 2 Outside Plant...................................20

      12.3. General Conditions of Payment...................................21

      12.4. Timing of Payments..............................................22

      12.5. Contractor Invoices.............................................24

            (b)   Reimbursement Invoices....................................24



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                       TABLE OF CONTENTS (CONTINUED)                      PAGE

            (c)   Documents.................................................25

      12.6. The Developer's Right to Withhold Payment.......................26

      12.7. Overdue Payments................................................27

SECTION 13. DEDUCTIONS FROM PAYMENTS TO THE CONTRACTOR......................27

      13.1. Amounts Payable.................................................27

      13.2. Deduction.......................................................27

      13.3. Certificate.....................................................28

SECTION 14. CONTRACTOR SECURITY.............................................28

      14.1. Generally.......................................................28

      14.2. Form of Contractor Surety Bond..................................28

      14.3. Issuer Requirements.............................................28

SECTION 15. CONTRACT VARIATIONS.............................................29

      15.1. Equitable Relief................................................29

      15.2. Procedure For Implementing Contract Variations..................30

      15.3. Effect of Contract Variations...................................30

      15.4. Performance Pending Resolution..................................30

      15.5. No Delay........................................................30

SECTION 16. OWNER-CAUSED DELAYS.............................................31

      16.1. Generally.......................................................31

      16.2. Effect..........................................................32

SECTION 17. GUARANTEED RFS DATE.............................................32

      17.1. Guaranteed RFS Date.............................................32

      17.2. [intentionally omitted].........................................32

SECTION 18. FORCE MAJEURE...................................................32

      18.1. Definition......................................................32

      18.2. Mitigation......................................................33

      18.3. Notice..........................................................33

      18.4. Application.....................................................34

      18.5. Extension of Time...............................................34

      18.6. Limitation......................................................34



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                       TABLE OF CONTENTS (CONTINUED)                      PAGE

SECTION 19. PROJECT MANAGER AND THE DEVELOPER'S  REPRESENTATIVE.............34

      19.1. Project Manager.................................................34

      19.2. The Developer's Representative..................................35

SECTION 20. INSPECTION RIGHTS...............................................35

      20.1. Generally.......................................................35

      20.2. Covered Work....................................................36

      20.3. No Relief.......................................................36

SECTION 21. DEFECTIVE WORK..................................................36

      21.1. Generally.......................................................36

      21.2. Existence of Defects............................................36

SECTION 22. SUSPENSION OF WORK BY THE DEVELOPER.............................37

      22.1. Generally.......................................................37

      22.2. The Contractor's Duties Upon Suspension.........................37

      22.3. The Contractor's Duties After Suspension........................38

SECTION 23. TERMINATION FOR CONVENIENCE.....................................38

      23.1. Termination.....................................................38

      23.2. Termination Date................................................38

      23.3. Termination Payment (Convenience)...............................38

SECTION 24. EVENTS OF DEFAULT AND REMEDIES..................................40

      24.1. Events of Default and Remedies..................................40

      24.2. No Prejudice....................................................42

      24.3. Notice of Exercise of Remedies..................................42

      24.4. Contractor's Right to Suspend Work and Terminate Contract.......42

SECTION 25. TAKE OVER AND PAYMENTS TO THE DEVELOPER.........................43

      25.1. Replacement Contractors.........................................43

      25.2. No Right of Compensation........................................43

      25.3. Payments to the Owners..........................................43

SECTION 26. TERMINATION FOR DEFAULT.........................................44

      26.1. Effect of Termination...........................................44



                                       -iv-
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                       TABLE OF CONTENTS (CONTINUED)                      PAGE

      26.2. Termination Date................................................44

      26.3. Right to Terminate..............................................44

      26.4. Right to Complete the Work......................................44

SECTION 27. DUTIES UPON TERMINATION.........................................44

      27.1. Generally.......................................................44

      27.2. Subcontractor Claims............................................46

      27.3. Funds Held by the Owners........................................46

SECTION 28. LIMITATION OF LIABILITY.........................................46

      28.1. No Consequential Damages........................................46

      28.2. Other Limitations...............................................47

      28.3. Scope of Limitations............................................47

      28.4. Work Provided By Others.........................................47

      28.5. Loss, Injury or Damage to Persons, the System or the Work.......47

      28.6. Transfer of Ownership...........................................47

      28.7. Hazardous Waste or Materials....................................47

SECTION 29. THE CONTRACTOR'S ON-SITE DUTIES.................................48

      29.1. Reasonable Precautions..........................................48

      29.2. Waste Disposal..................................................48

SECTION 30. PERFORMANCE TESTS...............................................48

      30.1. Generally.......................................................48

      30.2. Right of Waiver.................................................48

      30.3. Long-Term Obligations...........................................49

      30.4. Operating Revenues..............................................49

SECTION 31. PLANT ACCEPTANCE................................................49

      31.1. Initial Plant Commissioning Report..............................49

      31.2. RFS Acceptance..................................................49

      31.3. Commercial Acceptance...........................................51

      31.4. Documentation to be Delivered Upon RFS Acceptance or
            Commercial Acceptance...........................................52

      31.5. Failure to Achieve RFS Acceptance or Commercial Acceptance......52



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                       TABLE OF CONTENTS (CONTINUED)                      PAGE

      31.6. Final Acceptance................................................53

SECTION 32. WARRANTIES......................................................53

      32.1. General Warranties..............................................53

      32.2. Notification of Breach of Warranty..............................53

      32.3. Repair Generally................................................54

      32.4. Repair or Replacement...........................................54

      32.5. Repair by the Developer.........................................55

      32.6. Repaired or Replacement Parts...................................55

      32.7. The Developer's Expenses........................................55

      32.8. Scope of Liability for Defects..................................55

SECTION 33. ASSIGNMENT AND SUBCONTRACTING...................................55

      33.1. Generally.......................................................55

      33.2. Subcontracts....................................................56

      33.3. Existing Subcontracts...........................................56

      33.4. Breach..........................................................56

      33.5. Conditional Assignment..........................................56

      33.6. No Obligations of Owner Persons to Subcontractors...............57

SECTION 34. THE CONTRACTOR'S PERSONNEL......................................57

SECTION 35. THE DEVELOPER'S STAFF...........................................57

      35.1. Generally.......................................................57

      35.2. Limitations.....................................................57

SECTION 36. TITLE...........................................................57

      36.1. Generally.......................................................57

      36.2. Title to Supplies and Work......................................58

      36.3. Transfer of Title...............................................58

      36.4. Removal of Liens................................................58

      36.5. No Release of the Contractor; Contractor Obligations
            in Lieu of Transfer of Direct Possession........................59

      36.6. Bailment........................................................59

      36.7. Title to the Cable Links........................................59

                       TABLE OF CONTENTS (CONTINUED)                      PAGE

SECTION 37. REPRESENTATIONS AND WARRANTIES..................................60

      37.1. Contractor's Representations and Warranties.....................60

      37.2. The Developer's Representations and Warranties..................62

      37.3. Representations and Warranties of the Owners....................63

SECTION 38. DISPUTE RESOLUTION AND CONSENT TO JURISDICTION..................64

      38.1. Mutual Discussions; Mediation...................................64

      38.2. Consent to Jurisdiction.........................................64

SECTION 39. INDEMNIFICATION.................................................65

      39.1. Contractor to Indemnify.........................................65

      39.2. Owners to Indemnify.............................................66

      39.3. Conditions to Effect Indemnification............................66

SECTION 40. RISK OF LOSS....................................................66

      40.1. Generally.......................................................66

      40.2. Payments to the Owners..........................................67

SECTION 41. INSURANCE.......................................................67

      41.1. Types of Insurance..............................................67

      41.2. Notice of Cancellation..........................................67

      41.3. Copies..........................................................67

      41.4. Failure to Maintain Insurance...................................67

      41.5. Compliance With Policies........................................67

      41.6. Claim Information...............................................67

      41.7. Remedy of Loss or Damage........................................67

      41.8. Insolvency of Insurers..........................................67

SECTION 42. DOCUMENTS, INFORMATION AND CONFIDENTIALITY......................68

      42.1. Generally.......................................................68

      42.2. The Contractor to Retain Drawings...............................68

      42.3. Confidentiality.................................................68

SECTION 43. PUBLICITY.......................................................69

SECTION 44. CORRUPT GIFTS AND THE PAYMENT OF COMMISSIONS....................69

      44.1. Gifts, Etc......................................................69



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                       TABLE OF CONTENTS (CONTINUED)                      PAGE

      44.2. Payments........................................................70

      44.3. Foreign Corrupt Practices Act...................................70

      44.4. Permitted Activities............................................70

      44.5. Materiality.....................................................71

SECTION 45. NOTICES.........................................................71

      45.1. Methods and Effectiveness.......................................71

      45.2. Addresses.......................................................72

      45.3. English Language................................................74

SECTION 46. NO CONFLICTS....................................................74

SECTION 47. MISCELLANEOUS...................................................74

      47.1. Headings........................................................74

      47.2. GOVERNING LAW...................................................74

      47.3. Severability....................................................74

      47.4. Integration.....................................................75

      47.5. Amendments and Waivers..........................................75

      47.6. Further Assurances..............................................75

      47.7. Counterparts....................................................75

      47.8. Successors and Assigns..........................................75

      47.9. No Third Party Beneficiaries....................................75

      47.10.United Nations Convention On Contracts For The
            International Sale Of Goods.....................................75

      47.11 Remedies Cumulative.............................................76

EXHIBIT 1 DEFINED TERMS

EXHIBIT 2 FORM OF CONTRACTOR SURETY BOND

EXHIBIT 3 FORM OF CERTIFICATE AND PAYMENT AND FINAL RELEASE

EXHIBIT 4 FORM OF LIEN RELEASE

EXHIBIT 5 FORM OF RETAINAGE LC

EXHIBIT 6 FORM OF CORPORATE GUARANTEE

EXHIBIT 7 FORM OF OWNER ESCROW AGREEMENT

APPENDIX 1 REIMBURSABLE COSTS



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                       TABLE OF CONTENTS (CONTINUED)                      PAGE

APPENDIX 1 REIMBURSABLE COSTS   TABLE (1-A) STANDARD RATES

APPENDIX 2 NETWORK DESCRIPTION AND PROJECT SCOPE

APPENDIX 2 NETWORK DESCRIPTION AND PROJECT SCOPE

APPENDIX 2 NETWORK DESCRIPTION AND PROJECT SCOPE  TABLE (2-A) ROUTE DISTANCES

APPENDIX 2 NETWORK  DESCRIPTION  AND PROJECT  SCOPE TABLE (2-B)  DETAILED  CABLE
      ROUTING

APPENDIX 2 NETWORK DESCRIPTION AND PROJECT SCOPE  TABLE (2-C) TECHNICAL
      SPECIFICATIONS AND STANDARDS

APPENDIX 2 NETWORK DESCRIPTION AND PROJECT SCOPE  TABLE (2-D) DESCRIPTION OF
      CONTRACTOR PROVIDED MATERIALS

APPENDIX 3 OWNER-PROCURED EQUIPMENT

APPENDIX 4 MILESTONE SCHEDULE

APPENDIX 5 WAYLEAVE APPLICATION PROCESS

APPENDIX 5  TABLE A WAYLEAVE CRITERIA

APPENDIX 6 INSURANCE

APPENDIX 7 PERFORMANCE TEST STANDARDS

APPENDIX 7 TABLE 7-A PERFORMANCE TEST STANDARDS

APPENDIX 8 STORAGE AND MARKING PROCEDURES

APPENDIX 9 PAYMENT METHODOLOGY [INTENTIONALLY OMITTED]

APPENDIX 10 OWNER ESCROW SCHEDULE

APPENDIX 11 INDEPENDENT EXPERT PROCEDURES



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

                                    GND NO. 1
                                       AND
                                    GND NO. 2

                       GERMAN NETWORK DEVELOPMENT PROJECT


                              AMENDED AND RESTATED
               ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT
                              (OUTSIDE PLANT WORK)


AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT (OUTSIDE PLANT WORK), dated as of November 15, 1999, effective as of February 19, 1999, among and between:

     BECHTEL  LIMITED,   a  United  Kingdom  limited   liability   company  (the
          "CONTRACTOR"); and

     VICAMEINFRASTRUCTURE  DEVELOPMENT  GmbH, a  GESELLSCHAFT  MIT  BESCHRANKTER
          HAFTUNG organized under the laws of Germany (the "DEVELOPER"); and

     VIATELGERMAN ASSET GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany ("VIATEL"); and

     METROMEDIA FIBER NETWORK GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany ("MFN"); and

     CARRIER 1 FIBER NETWORK GmbH & Co. OHG, an OFFENE HANDELSGESELLSCHAFT organized under the laws of Germany ("CARRIER 1"),

with each of Viatel, MFN and Carrier 1 acting as an Owner hereunder, and hereinafter individually referred to as an "OWNER" or, collectively, as the "OWNERS".

                              W I T N E S S E T H :

             WHEREAS, the Owners are developing certain fiber optic telecommunications networks, consisting, in part, of the Systems (as hereinafter defined) to be located along the Scheduled Route (as hereinafter defined) in the Federal Republic of Germany; and

             WHEREAS, the Owners previously entered into the Engineering, Procurement and Construction Contract (Outside Plant Work) dated February 19, 1999 (the "FIXED PRICE CONTRACT") with Contractor and the Developer pursuant to which the Contractor was to perform certain services necessary for the design, engineering, procurement, construction, installation and testing of the Outside Plants (as hereinafter defined) for the German Network Development Project GND No. 1 and GND No. 2 on a fixed price, turnkey, date-certain basis in accordance with the Performance Parameters (as hereinafter defined); and

             WHEREAS, the Parties now desire to amend and restate the Fixed Price Contract so that, among other things, such Fixed Price Contract reflects a cost plus arrangement with fixed and incentive fees, effective as of February 19, 1999.

             NOW, THEREFORE, the Parties, in consideration of the mutual undertakings herein expressed, covenant and agree with each other as follows:


                          SECTION 1. DEFINITIONS; INTERPRETATION

1.1 DEFINED TERMS. As used in this Contract and in all Contract Documents, capitalized terms shall have the meanings ascribed thereto in EXHIBIT 1 hereto.

1.2 RULES OF CONSTRUCTION. In the interpretation of this Contract, unless the context otherwise requires:

            (a) The singular includes the plural and vice versa and, in particular (but without limiting the generality of the foregoing), any word or expression defined in the singular has the corresponding meaning used in the plural and vice versa;

            (b)   The term "or" is not exclusive;

            (c)   The  term   "including"   shall   mean   "including,   without
                  limitation";

            (d)   Any reference to any gender includes the other gender;

            (e) Any reference to any agreement, instrument, contract or other document shall:

                  (i) Include all appendices, exhibits, annexes and schedules thereto; and

                  (ii) Be a reference to such agreement, instrument, contract or other document as amended, supplemented, modified, suspended, restated or novated from time to time;

            (f) Any reference to any Codes and Standards shall include all statutory and administrative provisions consolidating, amending or replacing such Codes and Standards, and shall include all rules and regulations promulgated thereunder;

            (g) Any reference to "hereof", "hereto", "herein", "hereunder" or any other similar term is a reference to this Contract as a whole, and not to any particular provision or part of this Contract;

            (h) Any reference to any Person includes its permitted successors and assigns;

            (i) Unless otherwise specified, a reference to a Section, Exhibit, or Appendix is to the Section, Exhibit, or Appendix of this Contract;

            (j) Unless otherwise specified, any right may be exercised at any time and from time to time;

            (k) The fact that counsel to any Party shall have drafted this Contract shall not affect the interpretation of any provision of this Contract in a manner adverse to such Party or otherwise prejudice or impair the rights of such Party; and

            (l) If an index or similar reference referred to in this Contract is changed or no longer published or reported by the Person (or such Person's successor) who, on the date hereof, publishes or reports such index or reference, then the Parties shall use their best efforts to replace such index with the best substitute for the changed or nolonger published index or reference.

          SECTION 2. INTENT OF CONTRACT AND RELATIONSHIP OF THE PARTIES

2.1.  GENERALLY. The Contractor shall:

      (a) undertake all necessary Work and perform in full its obligations hereunder in order to plan, supply, install, assemble, test and furnish to each Owner (to the extent of its respective ownership interest therein) each Outside Plant (or segment thereof) as set forth in the Technical Requirements; and

      (b) achieve RFS Acceptance for each Outside Plant (or segment thereof) on or before the Guaranteed RFS Date therefor,

      in each case, upon and subject to the provisions of this Contract.

2.2. INTERPRETATION. The Contractor shall perform all of the Work specified or reasonably inferred from this Contract. The Contractor's performance hereunder shall include everything requisite and necessary to complete the entire Work notwithstanding the fact that every item necessarily involved may not be specifically mentioned in the Technical Requirements. The intent of this Contract is to relieve the Owner Persons of the necessity of engaging or supplying any labor, service, equipment or material to complete the Outside Plants, unless the labor, service, equipment or material is expressly itemized in this Contract as being furnished by any such Owner Persons.

2.3.  RELATIONSHIPS AMONG THE PARTIES. The Parties hereto agree that:

      (a) THE OWNERS. Each of the Owners is entering into this Contract as a several but not joint obligor, and, in any event, each such Owner's liability with respect to all obligations hereunder shall be limited pro rata to its percentage of ownership in the Outside Plants to be delivered by the Contractor hereunder, which percentage shall be:

            (i)   [REDACTED], in the case of Viatel;

            (ii)  [REDACTED], in the case of MFN; and


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        (iii) [REDACTED], in the case of Carrier 1,

            subject to the proviso that, such percentages may be adjusted from time to time and the Developer shall provide timely Notice to the Contractor with respect to any such adjustment.

      (b)   APPOINTMENT  OF DEVELOPER  AS AGENT.  Each Owner has  appointed  the
            Developer as its sole and exclusive agent, with full and complete authority to act on its behalf with respect to all matters relating to the administration and performance of this Contract.

      (c) NON-LIABILITY OF THE DEVELOPER TO THE CONTRACTOR. The Developer is acting solely in the capacity as an agent of each Owner and shall bear no liability hereunder to any Contractor Person.

      (d) EXCLUSIVE POINT OF CONTACT. No Owner Person other than the Developer shall be entitled to instruct or direct the Contractor with respect to any matter hereunder. The Contractor shall disregard any instructions purported to be given on behalf of any Owner unless given by the Developer acting through its Developer's Representative appointed pursuant to Section 19.2. In the event, however, that the Contractor has failed to achieve RFS Acceptance of the Outside Plants by March 31, 2000, each Owner (acting singly or with other Owners as they may elect) shall be entitled to pursue all available remedies against the Contractor to the full extent of such Owner's (or Owners') pro rata ownership interest in the Outside Plants.

      (e) NO IMPLIED RELATIONSHIPS. Unless expressly contemplated herein, the relationships between and among the Parties shall not be that of partners or joint venturers, and nothing herein contained shall be deemed to constitute a partnership or joint venture among them. Except for the Developer's agency for the Owners as expressed in clause (b) of this Section 2.3 and elsewhere in this Contract, or unless otherwise expressly stipulated herein, no Party shall have authority or power to bind or act unilaterally as agent for any other Party.

                          SECTION 3. CONTRACT DOCUMENTS

3.1. FORM PART OF THIS CONTRACT. Each Contract Document shall be deemed to form and be read and construed as part of this Contract, and all matters and things herein expressed as a duty or obligation of either Party (either actual or potential) therein shall be the duty or obligation of such Party hereunder.

3.2. CONFLICTS. In the event of any conflict between a provision of this Contract and a provision of any Contract Document, the former shall prevail. In the event of any conflict between or among the provisions of one or more Contract Documents that cannot be resolved by any provision of this Contract, then the provision in the Contract Document having the highest order of precedence below shall prevail:

      (a)   Network Description and Project Scope;

      (b)   Milestone Schedule; and

      (c)   other Technical Requirements.

                  SECTION 4.  RESPONSIBILITIES OF THE CONTRACTOR

4.1. SCOPE OF WORK. The Contractor shall plan, supply, install, assemble and test each Outside Plant in accordance with all terms and conditions contained in this Contract. Each Outside Plant shall be in full accordance with the Technical Requirements and the other requirements of this Contract and the Contract Documents. As more specifically described in the Technical Requirements, including the Network Description and Project Scope, the Contractor shall perform or continue to perform the following obligations, with each item listed herein constituting, individually and as referenced collectively with any other such items, the Work (the "WORK"):

      (a) WAYLEAVE SUPPORT AND SCHEDULED ROUTE SPECIFICATIONS. In accordance with and subject to the Wayleave Criteria and the terms and provisions of Section 7 hereof, procurement, as agent for the Owners, of all Wayleaves necessary to complete each Outside Plant, including preparation and presentation to the Developer, on an ongoing basis in accordance with the Wayleave Criteria and this Contract, of all Wayleave documentation, together with periodic written updates as to Scheduled Route specifications and completion status;

      (b) FIBER OPTIC CABLE ASSEMBLY AND INSTALLATION. Installation of ducts and assembly and installation of the Fiber Optic Cable, including the procurement and provision of all materials, equipment and services necessary for the joining, secure placement, safeguarding and maintenance of such Fiber Optic Cable along the Scheduled Route in accordance with the Technical Requirements;

      (c) FIBER OPTIC CABLE SPLICING AND TESTING. Splicing and testing of the Fiber Optic Cable as provided in the Technical Requirements, including testing of such Fiber Optic Cable over the entire length thereof, on an ODF-to-ODF basis, in accordance with the Performance Test Standards;

      (d)   REPEATER  AND  POP  SITE  SUPPORT.  As  specified  in the  Technical
            Requirements, identification and presentation to the Developer of potential Repeater Sites (including preparation and submission for the Developer's approval of title documents or other instruments necessary to convey to the Developer the requisite interests in such sites) complying in all respects with the Vendor Specifications (as such exist as of the date of this Contract) therefor, as well as construction of Repeater Facilities and refurbishment of the POP Sites, in each case, as specified in the Network Description and Project Scope (Appendix 2) and the other Technical Requirements;

      (e) COORDINATION WITH VENDORS. Technical coordination with the Vendors in all aspects of the Work, such that each Outside Plant shall be compatible with, and meet or exceed, the Performance Parameters and the other Technical Requirements;

      (f) PERFORMANCE PARAMETERS AND THE WARRANTIES. Meeting all terms and conditions of the Technical Requirements (including the relevant Performance Parameters) by each Guaranteed RFS Date, and complying with all Warranties throughout the Warranty Period;

      (g) MEET INTENT OF CONTRACT. All other matters specified as the responsibility of the Contractor in this Contract or any Contract Document, and satisfying in all respects the intent of this Contract as expressed in Section 2 hereof and elsewhere in the Contract Documents; and

      (h) RELATED WORK; ADVISORY SERVICES AND ANCILLARY WORK AND SUPPLIES AND SERVICES. In connection with any and all of the foregoing, the Contractor shall:

            (i) attend and observe final System testing conducted by the Vendors and others and assist with the resolution of any issues relating to the Work;

            (ii) furnish all construction tools and equipment, small tools and temporary electricity, water, heat, telephone and other construction utilities required to complete each Outside Plant;

            (iii) compile  and  deliver  to the  Developer  all such  documents, drawings, specifications and other data developed by the Contractor in its performance of the Work (including, subject to Section 4.2 hereof, all relevant technical and design data) that are necessary to allow the Owners to own and operate the Outside Plants as contemplated by this Contract and the Contract Documents;

            (iv) arrange for transportation and receipt, unloading and storage at appropriate locations of all supplies and other components of each Outside Plant and the Work;

            (v) carry out all Work-item storage, inventory, handling and marking activities as specified in the Storage and Marking Procedures in order to maintain and deliver, as the separate and distinct property of each Owner, all equipment, materials, supplies and other items of Work procured or installed by the Contractor that are to be delivered to such Owner hereunder; and

            (vi) obtain, furnish and maintain in effect all Contractor Permits, to the extent provided for in Section 6.3(a) hereof.

4.2. OVERALL SYSTEM DESIGN RESPONSIBILITY. Each Owner shall, to the extent of its ownership interest in the Outside Plants, be responsible for (and the

      Developer, acting on behalf of each Owner, shall provide to the Contractor all technical data and specifications as required hereunder for) the overall network design for the System, including the selection, configuration and integration of System components.


4.3. TECHNICAL INFORMATION. In addition to the requirements for the provision of technical information described in this Contract, the Contractor shall, upon request, provide the Developer with such additional technical information in connection with this Contract as the Developer may reasonably require.

              SECTION 5. TECHNICAL REQUIREMENTS, MILESTONE SCHEDULE
                              AND PROGRESS MEETINGS

5.1. TECHNICAL REQUIREMENTS. In accordance with Section 4.1 hereof, the Work shall comply with the Technical Requirements.

5.2. MILESTONE SCHEDULE. The Contractor shall perform all Work in conformity with the Guaranteed RFS Dates and Critical Path Items set forth in the Milestone Schedule.

      (a) Schedule Recovery. If the Contractor fails to complete (or has reason to believe that it is likely to fail to complete) any (i) Critical Path Item or (ii) other items of Work that, taken individually or in the aggregate, are likely to result in a failure to complete any Critical Path Item, in each case, by the scheduled date identified in the Milestone Schedule therefor, the Contractor shall:

            (i) immediately notify the Developer in writing of such failure or likelihood of delay, specifying the reasons therefor, and provide the Developer with a detailed work-around plan (a "SCHEDULE RECOVERY PLAN") for correcting delays or potential delays in meeting all scheduled dates and the Guaranteed RFS Date which includes forecasts of the amount of additional Reimbursable Costs that would be incurred to implement such Schedule Recovery Plan;

            (ii) at the Developer's direction, accelerate its performance of the Work by providing whatever efforts, resources or means necessary (which efforts, resources or means shall, in any event, comply with all other requirements of this Contract) to recover adherence to the Milestone Schedule, including, without limitation, additional or overtime labor and additional construction equipment; and

            (iii) furnish  to  the  Developer   weekly  written  status  reports
                  detailing  the   Contractor's   progress  under  any  Schedule
                  Recovery Plan.

          The Contractor hereby acknowledges that its failure (i) to notify the Developer and furnish a Schedule Recovery Plan within [REDACTED] Days after becoming aware (or after it should have become aware) of any delay affecting or likely to affect any Critical Path Item set forth in the Milestone Schedule or, (ii) with respect to any such delay actually occurring and continuing, to implement the

            Schedule Recovery Plan immediately after directed by the Developer to implement such Schedule Recovery Plan and its failure to implement it at the rate of progress set forth therein, shall constitute an Event of Default under Section 24.1(a) hereof.

      (b) NO DIMINISHMENT. The Contractor's preparation and implementation of any Schedule Recovery Plan shall in no way relieve or limit the Contractor's obligations to comply with the Critical Path Items set forth in the Milestone Schedule and to achieve RFS Acceptance by each Guaranteed RFS Date, and the Developer's acceptance of Work performed pursuant to any such Schedule Recovery Plan shall not be deemed or construed as a waiver by the Developer or any Owner of any of its rights or remedies under this Contract.

5.3. PROGRESS MEETINGS. The Contractor shall prepare and submit to the Developer on a monthly basis, accurate and detailed progress reports providing a narrative description of the status of Work items as against the Milestone Schedule, and providing projections (identifying anticipated items of Subcontractor Supplies and Subcontractor Services together with the Subcontractor Costs payable in respect thereof) of the Reimbursable Costs that the Contractor reasonably expects to incur during the subsequent month with a comparison of such Reimbursable Costs as against the budget; and, in connection therewith, the Contractor shall (i) attend meetings with the Developer's Representative, at such times and places as may be reasonably required by the Developer, to discuss the general progress of the Work, and (ii) furnish, at least twice monthly, summary progress reports as against the budget and the Milestone Schedule and any monthly report(s).

                          SECTION 6.  COMPLIANCE WITH LAWS; PERMITS

6.1. COMPLIANCE WITH LAWS. The Contractor shall comply with all Laws and Codes and Standards of the countries, states, provinces and territories in which any part of the Work is to be done and with all international treaties in any way affecting this Contract or applicable to any of the Work.

6.2.  VARIATIONS  REQUIRED  BY LAW.  The  Contractor  shall,  before  making any variation from any design, drawing, plan or procedure that may be necessitated by complying with Laws and Codes and Standards, give to the Developer written Notice, specifying the variations proposed to be made, and the reasons for making them, and make proposals for a Contractor-requested variation in accordance with Section 15.1. The Contractor shall, upon and subject to the provisions of this Contract:

      (a) give all notices required by Codes and Standards to be given to any Governmental Authority;

      (b) perform or permit the performance by authorized Persons of any inspection required by applicable Codes and Standards; and

      (c) pay as Reimbursable Costs hereunder all fees, charges, impositions or any other moneys payable to any Governmental Authority or any public officer in respect of the Work.

6.3.  PERMITS.

      (a) CONTRACTOR PERMITS. The Contractor shall be responsible for obtaining, maintaining and complying with all Permits in connection with the installation of each Outside Plant (collectively, the "CONTRACTOR PERMITS") including the following (which shall be Reimbursable Costs hereunder):

            (i) Permits from environmental, municipal and highway authorities, including approvals of all quasi-governmental associations, corporations and public-interest groups to conduct clearing, digging, installation and remediation Work (but excluding any Work in respect of environmentally hazardous materials) upon public or municipal lands along the Scheduled Route;

            (ii) Permits for the Contractor's and its Subcontractors' personnel and equipment used to perform the Work;

            (iii) Permits necessary for the Contractor's and its Subcontractors'
                  vehicles and equipment to enter and work at all Sites in the applicable regions or municipalities; and

            (iv) all other Permits and approvals for the removal or remediation of natural and man-made obstructions along the Scheduled Route.

      (b) OWNER PERMITS. Except to the extent of the Contractor's obligations specified in Section 7 hereof, each Owner shall be solely responsible, at its expense, for obtaining, maintaining and complying with all Permits in connection with the permanent ownership and operation of each Outside Plant (collectively, the "OWNER PERMITS"), including:

            (i) Permits for each Outside Plant to be operated and maintained (including any Telecom Licenses) on and after RFS Acceptance along the Scheduled Route;

            (ii)  Permits  and   Wayleaves   for  the   permanent  or  long-term
                  occupation of public lands along the Scheduled Route; and

            (iii) Permits and Wayleaves  from the respective  owners  (including planning permissions and landlords' consents) to occupy or cross private lands, existing cable systems, pipelines or lease blocks and for long-term maintenance agreements at the occupation or crossing points.

      (c)   COOPERATION. Each Party shall:

            (i) use all reasonable efforts in assisting the other Party to obtain the Permits contemplated by this Section 6.3; and

            (ii)  exchange   material   information  and  attend  meetings,   as
                  reasonably necessary, with the other Party regarding the progress in obtaining such Permits.

6.4. NO LIABILITY. No Party shall be responsible for any act or omission of the other Party that violates any Law.

                              SECTION 7. THE SCHEDULED ROUTE

7.1. GENERALLY. APPENDIX 2 hereto sets forth the planned Scheduled Route upon which each Outside Plant is to be completed. It is the intent of this
      Contract that such Scheduled Route shall, to the maximum extent practicable, be located in its entirety upon Public Wayleaves that the Contractor, as agent for the Owners, shall procure and present to the Developer for approval and signature in accordance with Section 7.2 hereof.

7.2. WAYLEAVE PROCUREMENT AND APPROVAL. As part of the Work, the Contractor has conducted, and shall continue to conduct, negotiations with Governmental Authorities and others in appropriate jurisdictions to document and secure, as agent for the Owners, sufficient Public Wayleaves to allow the Outside Plants to be completed along the entirety of the Scheduled Route in accordance with the Technical Requirements and applicable Codes and Standards.

      (a) DOCUMENTATION PROCEDURES. As part of the Work, the Contractor shall compile and prepare all documentation necessary to secure each such Public Wayleave for the benefit of the Owners, and shall present such documentation to the Developer, whereupon the Developer shall:

            (i) in the case of Public Forms, approve and sign (or, in the Developer's discretion, cause each relevant Owner to grant power of attorney to a Contractor Person to approve and sign) each such Public Form, returning the same to the Contractor or the appropriate Governmental Authority, as applicable, within a period of [REDACTED] Business Days after the Developer's receipt thereof; and

            (ii) in the case of Public Contracts meeting all criteria specified in APPENDIX 5 hereto, review, approve, sign and return each such Public Contract to the Contractor or the appropriate Governmental Authority, as applicable, within a period of [REDACTED] Business Days after the Developer's receipt thereof.

      (b) GENERAL TERMS AND CONDITIONS OF PUBLIC WAYLEAVES. Without limiting the criteria specified with respect to Public Contracts in APPENDIX

            5 hereto, each Public Wayleave procured by the Contractor, as agent for the Owners, shall, absent a Regulatory Change occurring after the RFS Date:

            (i) be effective for the period provided by the relevant Laws and Codes and Standards relating thereto; and

            (ii)  [REDACTED]

      (c) APPROVAL BY THE DEVELOPER. The Owners shall assume (in proportion to their pro rata ownership interests in the Outside Plants) any and all costs or fees payable to any Governmental Authority in respect of the use and maintenance of Public Wayleaves entered into by the Developer, and the Contractor shall be relieved from any further liability with respect thereto.

7.3. ALTERNATIVE WAYLEAVES. If the Contractor is unable, despite commercially reasonable professional efforts and compliance with all applicable Laws and Codes and Standards, to procure Public Wayleaves with respect to any portion or portions of the Scheduled Route it shall provide Notice to the Developer and, after consultation with the Developer, as part of the Work, prepare a work-around plan identifying alternative wayleaves or other System access rights ("ALTERNATIVE WAYLEAVES") complying with this Section
      7.3  and  the  other  requirements  of  this  Contract  and  the  Contract
      Documents.

      (a) GENERAL REQUIREMENTS FOR CONTRACTOR PROPOSALS. Each Alternative Wayleave proposed by the Contractor shall (x) be effective (or be subject to successive renewal) for a period of no less than [REDACTED] from the RFS Date for the Outside Plant of which it is a part, and (y) comply in all respects with the criteria set forth therefor in APPENDIX 5 hereto. Each work-around plan prepared and submitted by the Contractor in connection with any Alternative Wayleave shall:

            (i) contain a detailed description of the terms and conditions of each Alternative Wayleave, demonstrating, by specific reference to the appropriate sections of APPENDIX 5 hereto, satisfaction of each of the criteria set forth therein;

            (ii) attach form documentation for the conveyance of each such Alternative Wayleave; and

            (iii) specify the adjustment to the Milestone  Schedule,  if any, to which the Contractor would be entitled if Outside Plant completion were to be effected on the basis of such Alternative Wayleaves.

      (b) DEVELOPER REVIEW AND APPROVAL. The Developer shall, immediately upon receipt thereof, review and consider each such work-around plan and, within [REDACTED] after such receipt, shall notify the Contractor:

            (i)   of its acceptance of such plan,  whereupon the Developer shall
                  (x) execute and return to the Contractor the documentation presented to the Developer for the conveyance of the applicable Alternative Wayleaves and, (y) if applicable, enter into a Contract Variation with the Contractor reflecting the appropriate adjustment to the Guaranteed RFS Dates; or

            (ii) of its rejection thereof, specifying, by detailed reference to each relevant Contract Document, the Developer's reasons for its determination that (x) the Alternative Wayleaves proposed do not comply with the criteria set forth in APPENDIX 5 hereto, or (y) such work-around plan is not acceptable to the Developer in light of the Vendor Specifications, other Technical Requirements or applicable Codes and Standards;

            PROVIDED, that nothing in this Section 7.3 shall be deemed to (A) require the Developer to consider or accept as part of the Work or pay for any Contractor proposal that does not comply with the express terms of this Section 7 or any Contract Document, or (B) prohibit or limit any activity by the Developer in the identification, development and implementation of suitable work-around plans, subject to any rights that the Contractor may have for Contract Variations in respect of Work affected by any such plans.

                          SECTION 8. OWNER OBLIGATIONS

8.1. OWNER-PROCURED EQUIPMENT AND VENDOR SPECIFICATIONS. Each Owner shall procure and install (or cause to be installed) each item of equipment identified in APPENDIX 3 hereto (such items individually or collectively, the "OWNER-PROCURED EQUIPMENT"), in each case, by the date(s) set forth in the Milestone Schedule for the Contractor's commencement of Work on or involving any such item. All vendors of Owner-Procured Equipment shall be obligated by the Developer or, as applicable, the relevant Owner(s) to cooperate with the Contractor and to so conduct their operations so as not to interfere with or impede the Contractor in carrying out the Work, and, to the extent of any Owner-Caused Delay on account of any Vendor's non-cooperation, the Contractor shall be entitled to a Contract Variation in respect thereof pursuant to Section 15.1 hereof. Contractor shall use reasonable efforts to avoid waste of Owner-Procured Equipment. Prior to the Contractor's commencement of any Work (i) on or with respect to any item(s) of Owner-Procured Equipment or (ii) that is, by its nature, dependent upon or subject to coordination with the specifications for any item(s) of Owner-Procured Equipment, the Developer shall furnish to the Contractor any modifications or supplements to the Vendor Specifications (all of which shall be integrated into and form a part of the Technical Requirements) for each relevant item of Owner-Procured Equipment on or before the date set forth in the Milestone Schedule for the Contractor's commencement of any such Work. If any modification or supplement to any Vendor Specification requires a change in the scope of Work as set forth in the Technical Requirements which affects materially a Guaranteed RFS Date, the Parties shall equitably adjust the applicable Guaranteed RFS Date pursuant to a Contract Variation.

8.2. POP SITES AND OWNER SPECIFICATIONS. The Developer shall, as agent for and at the sole cost and expense of the Owners, select and procure POP Sites complying in all respects with the POP Site Specifications annexed as APPENDIX 2 hereto.

      (a) POP SITES GENERALLY. With respect to each such POP Site so selected and procured after the effective date of this Contract, the Developer shall:

            (i) promptly notify the Contractor of the location thereof, and furnish all specifications and data necessary for the Contractor to verify its compliance with the POP Site Specifications, however, such verification shall not confer any responsibility on the part of the Contractor for floor loadings or hazardous materials;

            (ii) obtain all landlord consents, planning permissions, Permits and Wayleaves necessary for refurbishment of the POP Sites and the conversion thereof, if applicable (other than building permits which will be procured by the Contractor) to the uses envisioned by this Contract; and

            (iii) secure all other consents and approvals,  if any, necessary to allow Contractor Persons to enter upon such POP Site and commence the Work to be performed thereon on or prior to the date specified in the Milestone Schedule for the commencement of such Work.

     The Contractor shall review all POP Site specifications, records and documents supplied by the Developer and shall notify the Developer, no later than ten (10) Business Days after its receipt of the relevant data, of its consent, not to be unreasonably withheld, to the proposed POP Site (PROVIDED, that the Contractor shall not be entitled to any such right of consent with respect to the selection of POP Sites procured or contractually committed to by the Owners, or by the Developer on behalf of such Owners, on or before the effective date of this Contract). As the Contractor's review of proposed POP Sites shall not encompass any assessment of potentially hazardous materials or floor loadings, the Contractor's consent to any POP Site shall not be construed as its approval with respect tosuch matters. In the event that the Contractor is unable to grant its consent to any such Developer proposal, it shall provide a written statement identifying, by specific reference to the relevant sections of the POP Site Specifications, the reasons for its rejection thereof. The Contractor shall, in accordance with and subject to Section 15.1 hereof, be entitled to appropriate adjustments through a Contract Variation for any material Owner-Caused Delays associated with the Developer's selection (on behalf of the Owners) of acceptable POP Sites, or if any such POP Site selected is subsequently found to contain hazardous materials or substandard floor loadings rising to the level of Owner-Caused Delay.

      (b) OWNER SPECIFICATIONS. Included as part of the Technical Requirements are Owner Specifications that provide (subject to the remainder of this Section 8.2(b)), with respect to the POP Sites and in relation to items of equipment, materials and services to be furnished by the Owners (whether acting directly or by and through the Developer) hereunder, detailed specifications therefor (the "OWNER SPECIFICATIONS") containing sufficient technical data and instruction to enable the Contractor to complete each Outside Plant in accordance with the Technical Requirements. From time to time, the Developer may provide on behalf of the Owners modifications, clarifications or additions to the Owner Specifications. The Contractor shall comply in all respects with and be entitled to rely upon such Owner Specifications, as modified, in the performance of the Work. The Owners shall be responsible (to the extent of their respective ownership interests in the Outside Plants) for the overall network design for the System, including the selection, configuration and integration of System components. The Owners shall, in accordance with their pro rata ownership interests in the Outside Plants indemnify the Contractor from and against any Losses to the extent arising from any infringement or claimed infringement of patent, copyright or other industrial or intellectual property rights by reason of the Contractor's use, in accordance with the terms and conditions of this Contract, of the Owners' overall system design or Owner-supplied or Owner-supplied technology, design and equipment. To the extent that any modifications to the Owner Specifications purport to require a change in the scope of Work as set forth in the Technical Requirements, the applicable Guaranteed RFS Date(s) shall be equitably adjusted pursuant to a Contract Variation subject to Section 15.1 hereof. In the event, however, that the Contractor determines, in respect of any item of Work, that
            (x) an Owner Specification conflicts with any Vendor Specification or other Technical Requirement, or (y) any technical information needed by the Contractor for due performance of the Work is not accurately or comprehensively set forth in the Contract Documents, it shall immediately apply to the Developer for instruction thereon and shall not continue such Work until it has received an Owner Specification with respect thereto. The Contractor shall not be entitled to receive any payment for Work performed in contravention of the preceding sentence.

8.3. THE DEVELOPER'S REVIEW AND APPROVAL. The Developer hereby undertakes to, as expeditiously as possible (but in no event later than the dates herein specified therefor), to (i) review and approve all items of Work complying with the Contract Documents for which such approval is required hereunder and, (ii) in relation to any application for, or granting of any authorizations or rights of way (including any Wayleaves, Permits, or other rights and interests in the Sites and the Systems) required for the installation of Outside Plant components, review, approve and sign all relevant documentation conforming to this Contract submitted to it by the Contractor (unless the Contractor is duly authorized to sign on the Owners' behalf) and take such other steps that may be necessary (including the payment of any fees, premiums or rents) in connection with such applications, authorizations and grants hereunder. The Developer recognizes that such expeditious review and approval is critical to the Contractor's completion of the Work in accordance with the Milestone Schedule, and the Developer acknowledges that its unreasonable refusal or delay with respect to conforming Work may entitle the Contractor to schedule relief pursuant to Contract Variations. In addition, the
      Developer shall use commercially reasonable efforts to meet the Contractor's requests for accelerated review of all submissions to the Developer conspicuously marked "Urgent - For Expedited Review" or with words of similar effect.

8.4. OWNER PERMITS. The Owners shall, at their own expense and in proportion to their respective ownership interests, procure and maintain the Owner Permits.

8.5. ACCESS TO OWNER FACILITIES. The Developer shall grant or obtain permission for Contractor Persons to enter into Owner facilities forming a part of the Systems to perform items of Work hereunder.

8.6. COOPERATION AND NON-INTERFERENCE WITH WORK. The Developer shall cooperate with, and refrain from interfering with, the Contractor Persons in their performance of the Work, and the Developer shall cause all Owner Persons to so cooperate and refrain from such interference.

8.7 NO DIMINISHMENT. The Contractor's responsibility for the design and installation of each Outside Plant shall not in any way be diminished, nor shall the Contractor's design approach be restricted or limited, by any Owner Person's:

      (a) acceptance of the Contractor's guidance or recommendations as to engineering standards and design specifications;

      (b) suggestions or recommendations on any aspect of the design of any part of the Outside Plants, except to the extent specifically set forth in any Vendor Specification or in an Owner Specification expressly marked as such;

      (c) acceptance or approval of any portion of the Work delivered in connection therewith; or

      (d)   acceptance or approval of any Subcontractor.

                   SECTION 9. MAINTENANCE OF BOOKS AND RECORDS

9.1. MAINTENANCE OF RECORDS. The Contractor shall compile and shall maintain for a period ending upon the later of:

      (a)   three (3) years after the RFS Date; and

      (b) the date on which no claim based upon, arising out of or related to this Contract is outstanding,

      all books, records, vouchers and accounts pertaining to this Contract and the Work, including such books, records, accounts and vouchers related to the Contractor's payments to Subcontractors and the Reimbursement Invoices.

      All such books, records, vouchers and accounts shall be maintained in accordance with generally accepted accounting principles and practices consistently applied, and shall, upon the Developer's prior instruction, be organized to allow for segregation of System investment and related records as the Developer may direct. At the Developer's request, all records required to be maintained pursuant to this Section 9.1 shall be delivered to the Developer on Final Acceptance, in which case the Contractor shall be entitled to keep copies thereof (subject to its confidentiality obligations under Section 42 hereof). The Contractor shall maintain its customary fiscal records and books of account in accordance with generally accepted accounting principles and practices consistently applied. Nothing contained herein shall give any Owner Person the right to audit or examine the actual costs incurred by the Contractor with respect to any Reimbursable Costs for which the Owners have agreed to pay the rates specified on Table (1-A) to Appendix 1 to this Contract.

9.2. ACCESS TO RECORDS. The Contractor shall, during the period in which Contractor is required to compile and maintain books, records, vouchers and accounts pursuant to Section 9.1 hereof, give each Owner Person access, at the times and in such a manner as the Developer may direct, to all documentation and records required to be kept, obtained and maintained pursuant to Section 9.1 hereof; PROVIDED, HOWEVER, that with respect to all such books, vouchers, documentation and records created prior to the execution date of this Contract (the "PRE-CONTRACT EXECUTION PERIOD"), the Contractor shall provide all such material to the Owner Persons to the extent and in the form it exists and to provide it in a format the Developer or such Owner Person may reasonably request, to the extent to which it has not previously been delivered. The Contractor shall not destroy any such documentation or records without affording the Developer an opportunity to review or copy the same. At the Developer's request, prior to Final Acceptance, copies of all documentation and records required to be kept, obtained and maintained pursuant to Section 9.1 hereof shall be delivered to the Developer (subject to any confidentiality obligations under Section 42 hereof).

      Notwithstanding any of the foregoing, with respect to the Pre-Contract Execution Period, the Contractor shall be relieved of any obligation to provide any Owner Person with access to or copies of documentation of the nature set forth in Section 9.1 hereof that were not in existence during the Pre-Contract Execution Period. To the extent that such documentation was in existence during the Pre-Contract Execution Period and in Contractor's possession, the provisions of the first paragraph of Section
      9.1 hereof shall apply to such documentation.

9.3. SUBCONTRACTORS. The Contractor shall obtain from its Subcontractors such supporting records, as applicable, in form and substance similar to thoserequired of the Contractor under Section 9.1 above, and the Contractor shall maintain such records for the period referred to in Section 9.1 above.

                                SECTION 10. TAXES

10.1. GENERAL. The Owner acknowledges that Taxes in respect of the Work shall constitute Reimbursable Costs, and that any Taxes actually paid in respect of any Subcontractor Services or Subcontractor Supplies shall constitute Subcontractor Costs.

10.2. EXEMPTION  FROM TAXES.  The  Parties  shall take  commercially  reasonable measures (including, without limitation, the accommodation of Tax-efficient Owner Person entity structures and title-transfer arrangements) to have all items of Work made exempt from all Taxes (or to maximize later refunds or credits in respect of Value Added Taxes and other Taxes already assessed or paid), whether in the procurement, assembly or installation thereof, and shall cooperate fully with each other in this respect.

10.3. WITHHOLDING. With respect to any Tax payable or assessed in relation to any payment due to the Contractor, the following procedures shall apply:

      (a)   If the Developer or any Owner:

            (i) receives a notice, order or instruction from a competent Governmental Authority that a Tax is required to be withheld by Law; or

            (ii) otherwise has a reasonable belief that any Tax is required to be withheld from any payment due to the Contractor,

            then the Developer (acting for itself or on behalf of the relevant Owner) shall promptly so inform the Contractor as far in advance of any proposed withholdings as practicable.

      (b) If any requirement to withhold Tax becomes applicable, the Contractor shall obtain documentary evidence from the relevant taxing authorities reasonably satisfactory to the Developer that the Developer (or relevant Owner) is not required to withhold such Tax. If the Contractor is unable to obtain such documentary evidence on a timely basis, then the Developer (or relevant Owner) shall proceed to withhold any such Tax via an escrow agent or other mutually agreeable procedure. Thereafter, the Developer (or relevant Owner) shall, at the Contractor's expense, provide any documentation or other cooperation as may be reasonably requested by the Contractor to permit the Contractor to recover any withheld amounts to which the Contractor is entitled.

10.4. INDEMNITY. The Contractor shall protect, defend, indemnify in full and hold harmless each Owner Person from and against any Losses based upon, arising out of or otherwise related to Taxes that are owed by the Contractor to any taxing authority.

                                  SECTION 11.  INTELLECTUAL PROPERTY RIGHTS

11.1. GENERALLY. The Parties hereby acknowledge and agree that:

     (a) the Developer shall furnish on behalf of the Owners, and the Owners shall be solely responsible (to the pro rata extent of their respective ownership interests in the Outside Plants) for the procurement of intellectual property rights, if any, sufficient to realize the goals contemplated by this Contract relating to, the Owner-Procured Equipment, the Vendor Specifications, the Owner Specifications and the overall network design for the Systems (including the selection, configuration and integration of System components), and that the Owners shall (to such pro rata extent) indemnify, protect, defend and hold harmless the Contractor from and against all Losses based upon, arising out of, or otherwise related to an infringement or claimed infringement of patent, copyright or other industrial or intellectual property rights by reason of the Contractor's possession or use of such Owner- or Developer-supplied items in its performance of the Work; PROVIDED, that (i) the Developer shall bear no such indemnity liability hereunder,and (ii) the Owners shall be under no indemnity obligation with respect to any Losses arising out of or relating to any Contractor Person's possession or use of any such item in a manner or for a purpose inconsistent with terms of this Contract or any Contract Document; and

      (b) with respect to all items other than as addressed in the preceding clause (a) of this Section 11.1, the Contractor (i) grants to or shall cause the respective owners of such intellectual property rights to grant to Developer and the Owners all other patent, copyright and other industrial or intellectual property rights applicable to the Work or necessary for completion, use and operation of each Outside Plant or any part thereof in accordance with this Contract (and all costs incurred by the Contractor relating to this clause (i) shall be Reimbursable Costs hereunder), and (ii) in connection with clause (i) above, shall indemnify, protect, defend and hold harmless each Owner Person from and against all Losses based upon, arising out of, or otherwise related to an infringement or claimed infringement of patent, copyright or other industrial or intellectual property rights by reason of any Owner Person's possession, enjoyment or use of the Work or the Outside Plants or any part thereof. Notwithstanding the foregoing, the Contractor shall be under no obligation to indemnify Owner Persons with respect to any Losses relating to any infringement or claimed infringement where the assembly, installation, possession or use for which infringement is claimed was undertaken by the Contractor at the Developer's express written instruction or direction. The Owners (to the pro rata extent of their respective ownership interests in the Outside Plants) shall, in such cases, indemnify and hold harmless the Contractor from and against any Losses so incurred by the Contractor at the Developer's written direction.

11.2. INJUNCTION.  If, as a  consequence  of any  action or claim  described  in
      Section 11.1 hereof, the use of either Outside Plant is enjoined, the Party subject to the indemnity obligation therefor shall use its best efforts to negotiate with the claimant so as to remove such injunction or to obtain for the Developer, the Contractor or the relevant Owner(s), as the case may be, a license or other agreement in respect thereof as soon as possible. If such responsible Party is unable to have the injunction removed, and such Party is (i) the Contractor, it shall be liable to the Owners for any and all Losses arising as a result of such injunction, or
      (ii) the Developer (or any Owner or all of them), the Developer shall execute and deliver to the Contractor, in accordance with and subject to
      Section 15.1 hereof, a Contract Variation providing for equitable relief to Contractor in respect of the material impact upon the Guaranteed RFS Date(s) caused by such injunction on the Work.

11.3. INFRINGEMENT ORDER. Except to the extent relating to the Owner-Procured Equipment, the Vendor Specifications and the Owner Specifications, in the event that either Outside Plant or any part thereof is held to constitute infringement and is subject to an order restraining its use or providing for its surrender or destruction, the Contractor shall at its own expense promptly (but in no event later than sixty (60) Days after such injunction, or such shorter period imposed by any claimant) either:

      (a) procure for the Developers and the Owners the right to retain and continue to use the affected portions of the Outside Plant; or

      (b) modify the Outside Plant so that it becomes non-infringing in a manner acceptable to the Developer.

11.4. NEW DEVELOPMENTS BY THE CONTRACTOR. If, in performing the Work, the Contractor develops any new items or processes that are independent of items or processes developed by the Contractor otherwise than pursuant to this Contract, any intellectual property rights therein shall belong to the Owners (pro rata in accordance with their ownership interests in the Outside Plants), and the Contractor shall have a non-exclusive royalty-free license to use the same for any purpose.

11.5. THE CONTRACTOR'S EXISTING INTELLECTUAL PROPERTY. All intellectual property rights in items or processes developed by the Contractor otherwise than pursuant to this Contract shall remain the property of the Contractor, but to the extent that the Contractor uses any such items or processes in performing the Work, the Owners (pro rata in accordance with their ownership interests in the Outside Plants) shall have a non-exclusive, royalty-free license to use the same for any purpose connected with the Systems, including the right to grant sub-licenses for any such purpose.

                        SECTION 12. PAYMENTS FOR THE WORK

12.1. COMPENSATION. The Developer on behalf of the Owners shall pay the Contractor for its Work in the manner and at the times specified in
      Section 12.3 hereof, compensation consisting of an amount equal to the sum of (a) Reimbursable Costs, as set forth in APPENDIX 1 hereto, and (b) a fixed fee (the "FIXED FEE") as set forth in Section 12.2 below. In addition, the Contractor may be entitled to certain Incentive Fees as set forth in Section 12.2 below.

12.2. FIXED AND INCENTIVE FEES. Upon RFS Acceptance of GND No. 1 Outside Plant, the Contractor shall be paid a Fixed Fee of [REDACTED]. In addition, provided that no Event of Default has occurred and is continuing, the Contractor shall be entitled to receive certain incentive fees (each, an "INCENTIVE FEE") within [REDACTED] the applicable invoice therefor, in the following amounts and subject to the following conditions and the terms hereof:

      (a) GND NO. 1 OUTSIDE PLANT. If the GND No. 1 Outside Plant meets the criteria for RFS Acceptance set forth in Section 31.2 hereof on or before the Guaranteed RFS Date applicable thereto, the Contractor shall be entitled to receive an Incentive Fee of [REDACTED].

      (b) GND NO. 2 OUTSIDE PLANT. For each segment of GND No. 2 Outside Plant other than Hamburg-Berlin (i.e., Essen-Dortmund, Dortmund-Bremen, Bremen-Hamburg, Berlin-Dresden, Dresden-Leipzig, Leipzig-Nurnberg, Nurnberg-Munchen and Munchen-Karlsruhe) that meets the criteria for RFS Acceptance set forth in Section 31.2 hereof on or before the Guaranteed RFS Date applicable thereto, the Contractor shall be entitled to receive an Incentive Fee of [REDACTED]; and if the Hamburg-Berlin segment of GND No. 2 Outside Plant meets the criteria for RFS Acceptance set forth in Section 31.2 hereof on or before the Guaranteed RFS Date applicable thereto, the Contractor shall be entitled to receive an Incentive Fee of [REDACTED].

      (c) TOTAL COMPLETION COST UNDERRUN FEE. If the Total Completion Cost is equal to or less than the amount set forth in the Total Completion Cost column in the table below, the Contractor shall be entitled to the applicable Incentive Fee set forth in the corresponding column below:


---------------------------------------------------------------
TOTAL COMPLETION COST           INCENTIVE FEE ENTITLEMENT
---------------------------------------------------------------
---------------------------------------------------------------
[REDACTED]                      [REDACTED]
---------------------------------------------------------------
---------------------------------------------------------------
[REDACTED]                      [REDACTED]
---------------------------------------------------------------
---------------------------------------------------------------
[REDACTED]                      [REDACTED]
---------------------------------------------------------------

      For purposes of calculating an adjustment to the Fixed Fee and the Incentive Fees described in Section 12.2 and paragraphs (a) and (b) of
      Section 12.2 above in accordance with Section 15.1(b) hereof, such Fixed Fee and Incentive Fees are based on the following percentages of Target
      Cost:



---------------------------------------------------------------------
                                FIXED FEE         INCENTIVE FEE
---------------------------------------------------------------------
---------------------------------------------------------------------
GND 1                           [REDACTED]        [REDACTED]
---------------------------------------------------------------------
---------------------------------------------------------------------
GND 2 - each segment other      [REDACTED]        [REDACTED]
than Hamburg-Berlin
---------------------------------------------------------------------
---------------------------------------------------------------------
GND 2 -Hamburg-Berlin segment   [REDACTED]         [REDACTED]
---------------------------------------------------------------------


      If the Target Cost increases or decreases in accordance with Section 15.1(b) hereof, the Total Completion Cost column in the table set forth in
      Section 12.2(c) will be increased or decreased by the amount of the adjustment in the Target Cost.

12.3. GENERAL CONDITIONS OF PAYMENT.

      (a) PAYMENTS IN DEUTSCHE MARKS. All payments to the Contractor hereunder shall be made in Deutsche Marks; PROVIDED, that (i) to the extent that applicable Law otherwise requires, the currency of any relevant payment shall be as specifically provided in such Law or Laws, and (ii) upon the general unavailability, for any reason, of Deutsche Marks, all payments and obligations arising or denominated hereunder in Deutsche Marks shall be valued and payable in the Euro equivalent thereof. All payments hereunder are to be made to Contractor by electronic wire transfer or Automated Clearing House transfer to:

                        Citibank N.A.
                        Cottons Centre
                        London SE1 2QT
                        Account Number : 3155161
                        Credit: Bechtel Limited
                        Reference: (Bechtel Invoice Number)
                        Swift Code: CITIGB2L

      (b)   INVOICES.   All  Contractor  Invoices  shall  be  submitted  to  the
            Developer in accordance with Section 12.5 hereof.

      (c) FINAL PAYMENT. On receipt by the Contractor of the final payment of the Reimbursable Costs, the Fixed Fee and the Incentive Fee hereunder (the "FINAL PAYMENT"):

            (i) the Developer and each Owner shall thereby be released from all claims whatsoever by the Contractor, whether at law or in equity, contract or tort or otherwise, by reason of anything based upon, arising out of or relating to this Contract, other than:

                  (A) claims asserted in writing on or before the Final Payment is made;

                  (B)   claims  arising  from  circumstances,   acts  or  events
                        occurring after the Final Payment is made; and

                  (C) claims that the Contractor was not aware of, and could not have been aware of, and that are based on the acts or omissions of Owner Persons; and

            (ii) the covenants and agreements of the Developer and each Owner shall terminate and be of no further force and effect except the requirement of the Developer to return to the Contractor the Retainage LC at the expiration of the Warranty Period.

      (d) EFFECT OF PAYMENT. No payment (final or otherwise) made under or in connection with this Contract shall be conclusive evidence of the performance of the Work, or of this Contract, in whole or in part, and no such payment shall:

            (i) be construed to constitute the acceptance of any Defective Work or supplies containing Defects; or

            (ii) release the Contractor from any of its obligations under this Contract.

      (e) EXCHANGE RATE. The rate of exchange to be used by the Contractor in the conversion of all non-Euro currencies shall be the average daily rate of exchange for the period covered by the invoice. The exchange rates shall be those published in THE FINANCIAL TIMES.

12.4. TIMING OF PAYMENTS.

      (a) RETAINAGE LC. On or before March 16, 1999, the Contractor shall deliver in favor of the Developer an irrevocable, first-demand letter of credit (the "RETAINAGE LC") in the amount, until the [REDACTED] anniversary of the later to occur of the two RFS Dates, of [REDACTED] and reduced to [REDACTED] of such stated amount thereafter, as security for performance of the Contractor's obligations hereunder. The Retainage LC shall be effective as of the date of this Contract and shall remain in effect until the Final Acceptance Date. Nothing in this Contract shall limit the Developer's ability to draw on the Retainage LC in connection with any Event of Default or with respect to any amount due from the Contractor to the Developer or any Owner in satisfaction (or in partial satisfaction) of any obligation of the Contractor to such Persons under this Contract. If the Retainage LC has an expiry date which is prior to the date of Final Acceptance, the Retainage LC shall provide for a right of the Developer to draw down in full all available amounts thereunder if the Retainage LC is not renewed or extended prior to thirty (30) Days before such expiry date. The
            Developer shall return the Retainage LC to the Contractor concurrently with the Developer's delivery of the Certificate of Final Acceptance.

      (b) RETURN OF CONTRACTOR SURETY BOND. The Developer shall return the Contractor Surety Bond to the Contractor concurrently with delivery of the Certificate of RFS Acceptance in respect of the later of the two Outside Plants to achieve RFS Acceptance.

      (c) PAYMENTS GENERALLY. Neither the Developer nor any Owner shall have any obligation to pay for any portion of the Work that is not complete or has a Defect; and all amounts invoiced pursuant to this
            Section 12.4 shall be:

            (i) subject to appropriate inspection by the Developer or its designee of any Work tendered by the Contractor and the Developer's determination in accordance with Sections 12.6 and 13 hereof;

            (ii)  due and payable [REDACTED] Days after the earlier of:

                  (A) the date that the Contractor provides the Developer a copy of the Contractor Invoice by facsimile (PROVIDED that the original Contractor Invoice is delivered to the Developer within one week thereafter); or

                  (B) the date that the Developer receives the original Contractor Invoice.

      (d) OWNER ESCROW. The Owners shall, on or before March 31, 1999, establish for the benefit of the Contractor, an escrow account (the "OWNER ESCROW") on terms substantially in the form of EXHIBIT 7 hereto and with a bank reasonably acceptable to the Contractor as security for payments for the Work. The Owners shall maintain in such Owner Escrow, for each relevant period, the amounts set forth in APPENDIX 10 hereto (as such amounts may be revised from time to time pursuant to the Owner Escrow Agreement). The Owners shall be entitled to withdraw from the Owner Escrow any amounts that are in excess of the required amount specified in APPENDIX 10 hereto (as such required amount may be revised from time to time pursuant to the Owner Escrow Agreement). If the Owners, or the Developer on behalf thereof, request the Contractor to review proposed changes to the Owner Escrow, the Contractor shall respond to any such request within [REDACTED] following receipt of such request. The Contractor shall be entitled to have a security interest in the Owner Escrow. Prior to exercising any rights against the Owner Escrow, the Contractor shall notify the Developer and each Owner that the Developer has failed to pay on behalf of the Owners, within the period specified for such payment, an amount due and payable to the Contractor in respect of a Contractor Invoice duly submitted by the Contractor in accordance with this Section 12. The Developer shall, to the extent that no Event of Default nor other event entitling the Developer to withhold payments to the Contractor has occurred and is continuing, reimburse the requested amount on behalf of the Owners to the Contractor by the close of business on the [REDACTED] Business Day next succeeding the Contractor's Notice, whereupon the Developer's failure to do so, shall entitle the Contractor to draw upon the Owner Escrow in the amount of such outstanding payment. Upon the Contractor's exercise of any rights against the Escrow Account in accordance with this Section 12.4(d), the Owners shall, within [REDACTED] Business Days thereafter, deposit (in accordance with such Owners' respective ownership interests in the Outside Plants) funds in an aggregate amount sufficient to restore the balance of the Escrow Account to the required amount specified in APPENDIX 10 hereto (as such required amount may be revised from time to time pursuant to the Owner Escrow Agreement), for the date on which such funds are restored. Any failure by the Owners to so replenish the Owner Escrow to the full required balance thereof within such [REDACTED] period shall be deemed an Owner Default for purposes of Section 24.4 hereof.

12.5. CONTRACTOR INVOICES.

      (a) GENERALLY. The Contractor shall be entitled to submit to the Developer twice monthly Contractor Invoices for its Reimbursable Costs applicable to the Work performed ("REIMBURSEMENT INVOICE"). Each Reimbursement Invoice shall be a Contractor Invoice in form and substance satisfactory to the Developer and shall detail, in respect of each of the individual Owners and with specific reference to applicable item numbers stated in any Vendor Specification or Owner Specification, the Work items deliverable to such Owners, together with all amounts payable to the Contractor in respect thereof.

      (b) REIMBURSEMENT INVOICES. The Contractor shall attach to or include in each Reimbursement Invoice a statement (x) certifying to the Developer (together with such proof of payment as the Developer may reasonably request) that the full amount of the invoiced Reimbursable Costs have in fact been expended or disbursed by the Contractor as of the date of such Reimbursement Invoice, and (y) allocating the Reimbursable Costs between those costs described on APPENDIX 1 and Subcontractor Costs, and shall submit together therewith the following - documents:

            (i) as to Reimbursable Costs described on APPENDIX 1, (1) an itemized statement supported by data indicating the names, dates of performance, salary grades, job positions and job hours of Contractor's personnel who have been engaged in the performance of the Work during the period covered by such invoice; (2) a Lien Release executed by the Contractor, certifying that each person engaged by it to perform Work hereunder has been paid in full and that there are no Liens asserted with respect to the Work for which reimbursement is sought; and (3) in the case of Other Direct Costs, such substantiating data as the Developer may require; and

            (ii) as to Subcontractor Costs, (1) an itemized statement detailing each payment made to or Contractor-approved invoice from the Subcontractor(s) with specific identification (by reference to the relevant Subcontract) of items of Subcontractor Supplies or Subcontractor Services for which reimbursement is claimed;
                  (2) the Subcontractor Cost Verification as to Subcontractor Services or Subcontractor Supplies having a Subcontractor Cost (including all prior payments made to the relevant Subcontractor in respect thereof) in excess of [REDACTED] for which reimbursement is sought; and (3) a lien release certification executed by each Subcontractor with respect to all Subcontractor Services or Subcontractor Supplies having a Subcontractor Cost (including all prior payments made to the relevant Subcontractor in respect thereof) in excess of [REDACTED] for which reimbursement is sought; PROVIDED,
                  HOWEVER, that if the Contractor has certified in its Subcontractor Cost Verification, submitted pursuant to (2) of this clause (ii), that it will pay the relevant Subcontractor(s) when due, the Contractor can satisfy such lien release certification requirement by certifying to the Developer that such lien release certification will be furnished within [REDACTED] after the Contractor has effected its payment to the Subcontractor(s).

                  Notwithstanding anything contained in this clause (ii) to the contrary, at the request of the Developer, the Contractor shall submit the documents referred to in (2) and (3) of this clause (ii) without regard to whether the Subcontractor Costs are less than [REDACTED] for which reimbursement is sought if the Subcontract or Subcontracts associated with the Developer's request are still open and have not been closed out as a result of the completion of the Subcontractor(s) work.

                  The Contractor shall indemnify in full and hold harmless the Developer and the Owners from and against any Losses suffered or incurred by the Developer or the Owners arising out of or related to instances wherein the Contractor has certified to the Developer that it will pay the relevant Subcontractor(s) when due or that it will furnish the lien release certification from such Subcontractor(s) within [REDACTED] after the Contractor has effected its payment to the Subcontractor(s) and the Contractor either has not effectuated such payment when due or at all or has not provided such lien release certification within [REDACTED] after the Contractor has effected its payment to the Subcontractor(s) or at all.

                  Notwithstanding the foregoing, with respect to the Pre-Contract Execution Period, the Contractor shall be relieved of the obligation to provide the Developer with documentation of the nature set forth in this clause (ii) that
                  (A) was not in existence during the Pre-Contract Execution Period and (B) cannot be procured by the Contractor using Prudent Practices. To the extent that such documentation was in existence during the Pre-Contract Execution Period or can be procured by the Contractor using Prudent Practices, the provisions of this clause (ii) shall apply to such documentation.

      (c)   DOCUMENTS.  The Contractor  shall provide one (1) original and three
            (3) copies of each Reimbursement Invoice, plus one (1) additional copy to be sent by facsimile on the date of issuance of such Reimbursement Invoice. At a minimum and where applicable, the following documents in the following quantities shall accompany each Contractor Invoice:

            (i)   Lien Release - One (1) original and three (3) copies;


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

            (ii) Work Release Certificate, signed by the Contractor and the QA/QC Contractor, and counter-signed by the Developer's Representative or other Developer designee (in each case, within a reasonable time after the Contractor's submission thereof for signature) - One (1) original and three (3) copies; and

            (iii) such other documentation  necessary to demonstrate  compliance with the terms of this Contract in such quantities as the Developer shall request.

12.6. THE DEVELOPER'S RIGHT TO WITHHOLD PAYMENT.

      (a) GENERALLY. Notwithstanding the foregoing, the Developer may withhold any payment or other amount due to the Contractor hereunder in an amount and to such extent as the Developer may determine to be reasonably necessary to protect the Owners from any Loss or damage reasonably determined by the Developer to exceed the then-available funds under the Contractor Security because of:

            (i)   Defective Work not remedied in accordance with this Contract;

            (ii)  Work that has been paid for and is not complete;

            (iii) the Contractor's failure to comply with any Warranty;

            (iv) the Contractor's failure to perform the Work in accordance with this Contract;

            (v) third-party suits, stop notices, attachments, levies or Liens (other than Owner Liens) against either Outside Plant, the Work or any Party resulting from the Contractor's failure to perform its obligations in accordance with this Contract;

            (vi) Losses or other damage to any Owner or any Subcontractor that results from the Contractor's failure to obtain or maintain insurance required hereunder;

            (vii) the  Contractor's  failure to  provide  on a timely  basis the documentation required under Section 12 hereof; or

            (viii)reasonable   evidence   that  any  payment   previously   made
                  hereunder (together with all other previously requested amounts) exceeds the amount payable with respect to the Work actually performed.

            In the Notice to the Contractor referenced above, the Developer shall set forth its justification for the proposed withholding and provide the Contractor with a [REDACTED] period to cure the matter (or agree in principle with the Developer on a plan for remedial action with respect thereto) giving rise to the proposed withholding prior to the implementation thereof.

      (b) THE DEVELOPER'S APPLICATION OF FUNDS WITHHELD. The Developer may, upon Notice to the Contractor of its intention to do so, apply any funds withheld or moneys to become due to the Contractor to satisfy, discharge or secure the matters set forth in Section 12.6(a) above if the Contractor has continued to fail to cure such matter within [REDACTED] after Notice by the Developer as provided in Section 12.6(a) above. Any such application shall be deemed payment to the Contractor. No action by either Party during the above activities shall affect the Milestone Schedule unless a Contract Variation is agreed to by the Developer. If the Developer's withholding is determined to be wrongful, the Developer shall promptly pay on behalf of the Owners the withheld amount with interest at the rate set forth in Section 12.7 from the due date thereof until the date of payment.

      (c) RELEASE OF PUNCH LIST RESERVE. Within [REDACTED] after the Contractor has, to the Developer's satisfaction, remedied the deficiencies and completed the Work indicated on any Punch List, the Developer shall release to the Contractor the Punch List Reserve held by the Developer in respect of such incomplete or Defective Work.

12.7. OVERDUE PAYMENTS. If a party shall fail to pay any undisputed amount within [REDACTED] after the due date for such payment, such amount shall accrue interest, at a rate equal to the lesser of (i) the one (1) month
      London Interbank Offered Rate for Euros (as published for such period in THE FINANCIAL TIMES) PLUS [REDACTED] percent ([REDACTED]%) or (ii) the maximum interest rate permitted by applicable Law, for each day from such due date until payment in full.

             SECTION 13. DEDUCTIONS FROM PAYMENTS TO THE CONTRACTOR

13.1. AMOUNTS PAYABLE. To the extent that an amount is not withheld in respect thereof pursuant to Section 12.6 hereof or has not been drawn or obtained for the Owners' benefit under any Contractor Security, all Losses that Owner Persons shall have incurred or sustained by reason of any act that entitles the Owners to indemnification under this Contract or any default or omission of the Contractor in the performance of this Contract, together with any sum or sums payable to the Developer (for the Owners' account) under this Contract, shall be paid by the Contractor on or prior to the earlier of:

      (a) the date that is [REDACTED] after receipt of the certificate referenced in Section 13.3 hereof; and

      (b)   the date the Final Payment is made.

13.2. DEDUCTION.  Should the Contractor fail to make any payment  required under
      Section 13.1 hereof by the due date thereof, the Developer may then deduct the amount of the requested payment from any moneys that are, or may become, due to the Contractor or have been made available by it under any Contractor Security. If the moneys so due or deposited shall be less than the amount so deductible, the difference shall be treated as a debt by the Contractor to the Owners (the collection of which to be carried out by the Developer) and shall be paid by the Contractor to the Developer within

      [REDACTED] after the Contractor's receipt of the Developer's demand therefor. If the Contractor fails to make such payment within such period, then the amount of such deficiency may be recovered in any court of competent jurisdiction.

13.3. CERTIFICATE. A certificate signed by the Developer stating the amount of the Losses, costs, charges, expenses, damages or other amounts referred to in this Section 13 shall be PRIMA FACIE evidence of the matter stated.

                               SECTION 14.  CONTRACTOR SECURITY

14.1. GENERALLY. In addition to the Contractor's security provided by the Retainage LC as set forth in Section 12.4(a), the performance of the Contractor's obligations under this Contract shall also be secured by the following:

      (a) the Corporate Guarantee, which shall be delivered on or before April 15, 1999 and remain in effect until the Final Acceptance Date and shall secure the Contractor's unconditional obligation to achieve RFS Acceptance of each Outside Plant; and

      (b) a performance and payment surety bond in substantially the form, with such changes as the issuer thereof may require, of EXHIBIT 2 hereto (the "CONTRACTOR SURETY BOND") which shall be delivered on or before August 1, 1999 and shall secure the performance of all of the Contractor's obligations under this Contract.

14.2. FORM OF CONTRACTOR SURETY BOND. The Contractor Surety Bond shall:

      (a) be issued and outstanding until the date on which the Developer issues the Certificate of RFS Acceptance in respect of the later of the two Outside Plants to achieve RFS Acceptance;

      (b)   be in an amount equal to [REDACTED]; and

      (c) name the Developer, each Owner or their respective successors and permitted assigns as beneficiaries thereof.

14.3. ISSUER REQUIREMENTS. The Contractor Surety Bond and all renewals, extensions and replacements thereof shall be issued by a bonding or insurance company acceptable to the Developer at the time of issuance. If the financial condition of any such bonding or insurance company declines to less than an A.M. Best rating of A, the Contractor shall, at its sole cost and expense, within thirty (30) Days after any such decline in rating, replace the issuer of the Contractor Surety Bond with an entity acceptable to the Developer; PROVIDED that if the Contractor Surety Bond is provided by more than one bonding or insurance company and each such company is jointly and severally liable thereunder, the highest rating of any one of such companies shall be controlling.


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

                         SECTION 15. CONTRACT VARIATIONS

15.1. EQUITABLE RELIEF. The parties shall be entitled to equitable relief with respect to the requirements of this Contract in the following circumstances and in accordance with the following procedures (any such equitable relief in accordance with this Section 15 shall be recorded by means of a formal writing (a "CONTRACT VARIATION") agreed to between, and executed by, the Parties in accordance with the procedure set forth herein):

      (a) ADJUSTMENT TO GUARANTEED RFS DATES. If the Contractor is, despite the exercise of Prudent Practices and through no fault or omission of any Contractor Person, delayed in its performance of the Work, the Contractor may, to the extent that such delays result directly from any Change Event or any change or addition to the general scope of this Contract or change to the method or manner of performance of the Work as instructed by the Developer on behalf of the Owners (such instructions, "OWNER-REQUESTED VARIATIONS") or any combination of Change Events or Owner-requested Variations, be entitled to an adjustment to the applicable Guaranteed RFS Date(s). Notwithstanding anything to the contrary set forth herein, the Contractor shall be entitled to a Contract Variation executed and delivered in accordance with this Section 15.1(a) with respect to the applicable Guaranteed RFS Date only to the extent that its performance of the Work is materially delayed or is likely to be materially delayed (despite the Contractor's use of Prudent Practices in mitigation thereof) by any Change Event or Owner-requested Variations (or combination thereof).

      (b) ADJUSTMENT TO FIXED FEE OR INCENTIVE FEES IN LIMITED CIRCUMSTANCES. The Developer may from time to time issue written notices to the Contractor directing additions to, revisions to or deletions from the scope of Work under this Contract. The Contractor shall give immediate effect to each such notice; PROVIDED, that such notice shall in no way limit the Contractor's entitlement to Reimbursable Costs in respect of Work performed by the Contractor in its due prosecution of the Work prior to the Developer's notice of additions to, deletions or reductions of the relevant item(s) of Work. The Fixed Fee and Incentive Fees referred to in Sections 12.2 and 12.2(a) and (b) hereof shall be subject to adjustment in accordance with this Section 15.1(b) by adjusting the Target Cost, and the Incentive Fees referred to in Section 12.2(c) hereof shall be subject to adjustment in accordance with this Section 15.1(b) by adjusting the Total Completion Cost column in the table in such
            Section 12.2(c),  in each case only in the following  circumstances:
            (i) the addition or deletion of a POP or (ii) the addition of a new point-to-point route (e.g., a proposed Hamburg to Hanover to Bremen POP route) to the Detailed Cable Routing described in Table 2-B of Appendix 2. In the case of an additional POP or point-to-point route, the amount of the increase in the Target Cost shall be the Reimbursable Costs incurred in the Work. If a POP is deleted, the Target Cost will be decreased by the unexpended amount associated with the deleted POP remaining in the then-current budget. The Target Cost (or Total Completion Cost column in the table in Section 12.2(c)), as so adjusted, will be set forth in a Contract Variation.


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

15.2. PROCEDURE FOR IMPLEMENTING CONTRACT VARIATIONS. In the event that a Party wishes to claim any equitable relief hereunder on account of any Change Event, such Party shall give the other Party written notice of its intent to submit such claim (which notice shall state the basis of such claim and the general nature of the relief requested) within [REDACTED] after it becomes aware of such basis for equitable relief. The submitting Party shall submit to the recipient its documented and substantiated claim for such adjustment(s) as soon as practicable after giving such notice, but not later than [REDACTED] after giving such notice, unless extended in writing by the submitting Party. Such claim shall include an estimate of the impact of such proposed relief on the Guaranteed RFS Dates, as applicable, as supported by sufficient costing and description detail to allow the recipient to make a reasonable determination as to such impact and the desirability of such relief in light of available alternatives.

      The recipient shall respond to the submitting Party's claim within [REDACTED] after receipt. If the recipient agrees that the submitting Party's claim should be implemented, the recipient shall issue a Contract Variation incorporating such claim. If the recipient disagrees in any way with the submitting Party's claim for the Contract Variation, the recipient shall return the submitting Party's claim, marked to show the recipient's modifications thereto. The original submitting Party shall within [REDACTED] of receipt of such mark-up, either advise the original recipient of its agreement to such modifications or request a meeting with the original recipient to resolve any and all disagreements with the modifications made by the original recipient. If the latter option is taken, the Parties shall meet as soon as practicable to resolve in good faith discussions any disagreements. In the event that the Parties are unable to resolve any such dispute within [REDACTED] after commencement of mutual discussions in respect thereof, such dispute shall be referred for resolution, within [REDACTED] after such referral, by the Parties' respective senior management personnel directly, or by the independent technical expert ("INDEPENDENT EXPERT") whom they may agree to appoint. All matters that the Parties may desire to refer to an Independent Expert shall be governed by Independent Expert Procedures annexed as APPENDIX 11 hereto. The resolutions of all disagreements shall be reflected in the Contract Variation.

15.3. EFFECT OF CONTRACT VARIATIONS. Each Contract Variation, to be effective, shall be in writing and executed by the Contractor and the Developer. No Contract Variation shall vitiate or invalidate this Contract. Subject to the provisions of this Section 15, the Contractor comply with each such Contract Variation.

15.4. PERFORMANCE PENDING RESOLUTION. If the Parties are unable to agree on certain aspects of any Contract Variation, at the request of the Developer, the Contractor shall continue to perform, pending resolution of the relevant matter, this Contract as provisionally modified by such terms of the relevant Contract Variation as to which the Parties have evidenced their agreement in a writing signed by both Parties.

15.5. NO DELAY. In preparing any proposal for a Contract Variation, the Contractor shall structure its claims for equitable relief such as to envision completion, to the extent practicable, of the Work under this Contract, as modified by the proposed Contract Variation, in accordance


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

      with the Milestone Schedule. In this respect, the Contractor shall cooperate with the Developer to prepare all reasonable work-around plans, alternate sources or any other means available in order to prevent delays.

                         SECTION 16. OWNER-CAUSED DELAYS

16.1 GENERALLY. The following events or circumstances, to the extent resulting directly in any increased delay to the Contractor in its completion of the Work in accordance with the Milestone Schedule and the other requirements of this Contract, shall, upon the Developer's failure to effect a cure (or any Owner's failure to effect such cure, the tender of which directly by any Owner the Contractor hereby agrees to accept) within [REDACTED] after the Contractor's Notice thereof, constitute "OWNER-CAUSED DELAY" for purposes of this Contract:

      (a) acts or omissions of Owner Persons or Vendors of Owner-Procured Equipment (A) causing any casualty or damage to the Systems or any Owner-Procured Equipment or Work, or (B) wrongfully interfering (by inspection or otherwise, to the extent not otherwise contemplated herein) with the provision of the Work;

      (b) except to the extent that any relevant obligation of the Developer or the Owners is governed by another express provision of this Contract, the Developer's or any Owner Person's failure to furnish, by the date set forth in the Milestone Schedule for the Contractor's commencement of Work with respect thereto, any item of Owner-Procured Equipment (including the Developer's or any Owner Person's failure to furnish items of Owner-Procured Equipment that are free from defects and deficiencies) or any information (including the Developer's failure to timely provide accurate and complete information) that it is required to provide hereunder, which failure, in each case (A) relates to an item that is necessary to the Contractor in order to complete the Work in accordance with the Milestone Schedule and (B) continues (without the Developer's furnishing thereof or accommodation therefor) for a period in excess of [REDACTED] after the Contractor's Notice to the Developer thereof;

      (c) any Owner Person's unreasonable refusal to review or approve, or any unreasonable delay in its review, approval, signature or delivery of, any item of Work (including, without limitation, the Wayleave-related documentation specified in Section 7 hereof) complying with this Contract and Contract Documents, in each case, within the time periods specified in this Contract for such review, approval, signature or delivery;

      (d) the failure by the Developer to make available to Contractor Persons the Sites (including any such failure with respect to the POP Sites to be made available in accordance with Section 8.2(a)) on a timely basis, or any interruption (except for purposes of reasonable inspection as envisioned by this Contract) in the availability to the relevant Contractor Persons of any such Site caused by any Owner Person (including by virtue of any Owner Person's commercial use or operation of the Systems or any RFCS Portion thereof); or


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

      (e)   the  Developer's  exercise of suspension  rights pursuant to Section
            22.1 hereof.

16.2. EFFECT. At such time as the Developer (or any Owner, as applicable) has failed to cure any event or circumstance of Owner-Caused Delay within the period specified in Section 16.1 hereof, the Contractor may be entitled to a Contract Variation, and the procedures of Section 15 shall apply thereto.

                         SECTION 17. GUARANTEED RFS DATE

17.1. GUARANTEED RFS DATE. The Contractor guarantees that RFS Acceptance for each Outside Plant (or segment thereof) shall occur on or before the Guaranteed RFS Date for such Outside Plant (or segment thereof), as each such date may be extended in accordance with Sections 15 and 18 hereof.

17.2. [INTENTIONALLY OMITTED].

                            SECTION 18. FORCE MAJEURE

18.1. DEFINITION.

      (a) INCLUDED EVENTS. An event or circumstance shall be a "FORCE MAJEURE EVENT" if such event or circumstance:

            (i)   is beyond the Contractor's reasonable control;

            (ii) is not the result of any breach by the Contractor of any provision of this Contract;

            (iii) was not caused by the negligent or careless act or omission of any Contractor Person;

            (iv) will result in a delay in the completion of any material part of the Work despite the Contractor's exercise of all commercially reasonable diligence and pursuit of alternative measures of performance; and

            (v) is of a general type or nature falling within one of the following categories, provided as examples of Force Majeure Events subject to relief hereunder:

                  (A) civil disturbance, war, invasion or act of foreign enemies;

                  (B) civil uprising or rebellion, or broad-based disruption in freight or distribution networks;

                  (C) strikes, lockouts, slowdowns and other labor disruptions of any kind, except as excluded hereunder pursuant to paragraph (b)(i) below;

                  (D) willful, malicious or criminal acts of sabotage or interference by individuals or pressure groups (including, without limitation, by environmentalists), or disruptive public demonstrations of such Persons, directed against the System or Contractor Persons (including their properties or assets) for the purpose of halting or interrupting performance and completion of the Work;

                  (E) fire, flood, epidemic, act of God, natural disaster and Unusually Severe Weather Conditions (PROVIDED, that the Contractor shall remain responsible for all weather conditions that do not constitute Unusually Severe Weather Conditions);

                  (F) acts or failures to act, or material and unexcused delays in acting, of Governmental Authorities (including Changes in Law and Wayleave or Permit Failures); and

                  (G)   Unanticipated Site Conditions.

      (b) EXCLUDED EVENTS. The following events are explicitly excluded from the term Force Majeure Event and are solely the responsibility of the Contractor:

            (i) any strikes, labor disputes and lockouts involving solely and exclusively the employees of (A) the Contractor, (B) any Subcontractor or (C) any of their respective agents hereunder;

            (ii) late delivery of equipment or materials (except to the extent caused by a Force Majeure Event);

            (iii) economic hardship;

            (iv) default of Subcontractors (except to the extent caused by a Force Majeure Event);

            (v) events and conditions of which the Contractor is deemed hereunder to have fully informed itself; and

            (vi) all other events and acts failing to meet any of the criteria set forth in Section 18.1(a) hereof for a Force Majeure Event.

18.2. MITIGATION. The Contractor shall use commercially reasonable efforts to mitigate and minimize the effects of any Force Majeure Event and to resume in full its performance under this Contract.

18.3. NOTICE. The Contractor shall advise the Developer's Representative in reasonable detail of any Force Majeure Event within [REDACTED] from the date of the occurrence thereof; PROVIDED that if the Contractor can satisfactorily demonstrate to the Developer that the Contractor has been unavoidably delayed in becoming aware of the occurrence of such Force Majeure Event, such period and the time period set forth in Section 18.4 hereof shall commence from the date reasonably determined by the Developer that the Contractor became aware, or should have become aware, of such occurrence.

18.4. APPLICATION. If the Contractor is directly delayed in the execution of the Work by any Force Majeure Event, the Contractor shall have the right to apply in writing to the Developer's Representative within [REDACTED] after the occurrence of such Force Majeure Event for an extension of any Guaranteed RFS Date or any date set forth in the Milestone Schedule, if and to the extent any such date is affected by such Force Majeure Event. Such application shall set forth a statement of all the facts on which the Contractor bases such an application, including a detailed description of work-around plans, alternate sources or any other means the Contractor will utilize to make up for any such period of delay and to prevent any further delay to the Work.

18.5. EXTENSION OF TIME. The extension of time, if any, to be allowed to the Contractor pursuant to this Section 18 shall be set forth in a Contract Variation duly executed and delivered in accordance with Section 15 hereof, and shall be for such periods as the Developer approves (which approval shall not be unreasonably withheld) as necessary to remedy the schedule effects of the Force Majeure Event, but shall in no event limit either Party's rights under this Contract, including any Party's rights with respect to matters arising prior to the occurrence of the Force Majeure Event.

18.6. LIMITATION. Unless:

      (a)   an event  is a Force  Majeure  Event as  provided  in  Section  18.1 hereof;

      (b) the Contractor notifies the Developer thereof within the time period provided in Section 18.3 hereof;

      (c) the Contractor applies for an extension of time in respect thereof within the time period provided in Section 18.4 hereof; and

      (d) the Developer approves an extension of time in respect thereof in accordance with Section 18.5 hereof,

      the Contractor shall not be entitled to, and shall not claim an extension of time, for such event, except to the extent that (i) the Contractor, despite its exercise of due diligence, did not know and was unaware of the nature and extent of the relevant Force Majeure Event, and (ii) neither the Developer nor any Owner was not substantially prejudiced by the Contractor's failure to provide the notices within the time periods referenced in items (b) and (c) above.

         SECTIOM 19. PROJECT MANAGER AND THE DEVELOPER'S REPRESENTATIVE

19.1. PROJECT MANAGER. The Contractor shall designate in writing a project manager (the "PROJECT MANAGER") to be responsible for the coordination and monitoring of the Work on the Contractor's behalf, and shall provide the Developer with a summary of such Project Manager's background and relevant experience. The Project Manager shall act as the principal point of contact between the Contractor and the Developer, and shall have authority to act and make decisions on behalf of, and be authorized to bind by contract or otherwise, the Contractor. If the Project Manager shall resign or at any time be unable to act, the Contractor shall immediately designate a successor by Notice to the Developer.

19.2. THE DEVELOPER'S REPRESENTATIVE. The Developer shall designate in writing a system manager (the "DEVELOPER'S REPRESENTATIVE") to be responsible for coordination and monitoring of the Work on the Developer's behalf. The Developer's Representative shall provide the interface with the Contractor on all technical and contractual matters pertaining hereto, and shall have authority to act and make decisions on behalf of, and be authorized to bind by contract or otherwise, the Developer (and, accordingly, the Owners). The Developer's Representative shall from time to time authorize in writing Persons to carry out specific tasks on the Developer's behalf. To the extent that the Developer desires to appoint a third-party (I.E., any Person other than an employee or Affiliate of the Developer or any Owner) as the Developer's Representative, the Developer shall consult with the Contractor as to such appointment, providing the Contractor with the opportunity to make reasonable comments with respect thereto.

                          SECTION 20. INSPECTION RIGHTS

20.1. GENERALLY. At all times during which Work is being performed hereunder, the Developer and its designees shall, upon reasonable prior notice and within normal business hours, have full access to the Work. The Contractor shall provide appropriate facilities for such access and for the purpose of inspection and testing in accordance with the provisions of the Technical Requirements. The Developer and its designees shall be allowed full access to all plants, offices and Sites of the Contractor and its Subcontractors to enable it to inspect the Work and to monitor progress. The Developer and its designees shall have the right to establish resident representative(s) at the Contractor's and its Subcontractors' plants and at all Sites, and, at the Developer's or its designee's request, the Contractor and its Subcontractors shall make available suitable office space and facilities for such representative(s) and, to the extent such office space and facilities are not otherwise specified in the Technical Requirements as included in the Work, the Contractor may be entitled, to the extent provided in Section 15 hereof, to Contract Variation in respect thereof to the extent the provision of additional office space and facilities impacts the Milestone Schedule. The Contractor shall include in all of its Subcontracts such provisions as may be necessary to secure such rights on behalf of the Developer or its designees. The Developer's and its designee's inspection activities may include:

      (a) an audit of the Contractor's and its Subcontractors' quality control system and practices and their application to the Work, including to the design, manufacture, transportation, installation and testing of the Work, each Outside Plant, and all materials and components thereof; and

      (b) inspection of all parts of the Work to ensure compliance with the Technical Requirements.

20.2 COVERED WORK. If any portion of the Work is believed by the Developer to have been covered contrary to the request of or to requirements specifically expressed in this Contract, the Developer shall provide Notice to the Contractor setting forth the basis for the Developer's belief and the Contractor shall provide its written response within three
      (3) Business Days after such Notice. Any disputes shall be settled by good faith discussion amongst the Project Manager and the Developer's Representative. If the Developer is able to substantiate its position, the Work involved must, if required in writing by the Developer or its designee, be uncovered for its observation and replaced, at the Contractor's expense. If any other portion of the Work is covered and the Developer or its designee had not specifically requested the opportunity to inspect such Work prior to it being covered and it was not covered contrary to requirements specifically expressed in this Contract, the Developer or its designee may request the opportunity to inspect such Work and it shall be uncovered by the Contractor. If such Work is found to be in accordance with this Contract, the cost of uncovering and recovering shall be charged to the Owners as a Reimbursable Cost. If such Work is found not to be in accordance with this Contract, the Contractor shall pay all costs of uncovering and recovering.

20.3. NO RELIEF. Except as provided by Section 20.1, no inspection, audit or approval by or on behalf of the Developer or any other Owner Person in respect of any aspect of the Work shall relieve the Contractor of any of its responsibilities under this Contract. Notwithstanding the foregoing, to the extent that the Contractor is required to interrupt performance of any portion of the Work on account of the Developer's inspection of any Work found in such inspection to be in compliance with all requirements of this Contract, the Contractor shall be entitled to an extension of time equal to the duration of such interruption, to the extent specified in
      Section 15.1 hereof.

                           SECTION 21. DEFECTIVE WORK

21.1. GENERALLY. Without limiting or impairing the Contractor's obligations pursuant to Section 32 hereof with respect to any Defects in the Work, if at any time before the relevant RFS Date, any of the Contractor's Work is found to contain Defects, or is otherwise not in accordance with the Contract Documents, the Developer or its designee may reject such Work, and the Owners shall have no liability with respect to payment therefor, notwithstanding that:

      (a)   satisfaction may previously have been expressed;

      (b)   title to such Work may have passed to the Owners in accordance  with
            Section 36 hereof;

      (c)   such Work may previously have been accepted; or

      (d)   payment may have been made in respect of such Work.

21.2. EXISTENCE OF DEFECTS. A Defect shall be deemed to exist when actually discovered or when it should have been apparent to a prudent contractor performing the Work, after reasonable inspection or testing, that the relevant Work is not in conformity with the requirements of the Contract or any Contract Document. Each occurrence of an alleged Defect shall be subject to expedited review by the Parties as to whether a Defect attributable to the Contractor or a deficiency attributable to a third party. If the Contractor has reasonable grounds for disagreement with any Developer determination as to the existence of a Defect attributed to the Contractor, such dispute shall be immediately (but in no event more than two (2) Business Days after the Developer's Notice of such determination) referred to deliberation amongst the Parties' senior-management personnel for resolution. If the senior-management personnel are unable to resolve the dispute within five (5) Business Days after such referral for resolution in accordance with the Independent Expert Procedures as set forth in APPENDIX 11 hereto.

                 SECTION 22. SUSPENSION OF WORK BY THE DEVELOPER

22.1. GENERALLY. Should the Developer desire, in its sole discretion, to suspend the whole or any part of the Work or suspend for a further period Work already suspended pursuant to this Section 22, the Developer shall notify the Contractor, indicating the period of the proposed suspension or further suspension. If the Contractor believes that such suspension will result in additional costs or delay for the Contractor, the Contractor shall, within [REDACTED] after such Notice, furnish an itemized statement to the Developer indicating (a) the extension of time to which the Contractor believes it would be entitled if the suspension were implemented, (b) the Contractor's estimate of the additional Reimbursable Costs, if any, that would result from the proposed suspension and (c) the Contractor's estimate as to additional terms of this Contract, if any, which would be affected by the proposed suspension. Upon receipt of such itemized statement (or if no such statement is received within the stipulated [REDACTED], the Developer shall either confirm or cancel the proposal to suspend or further suspend the Work or further question the Contractor on the basis of such itemized statement. Promptly after the Parties agree on any extension of time, they shall execute a Contract Variation in respect thereof in accordance with Section 15 hereof.

      In the event that the Developer shall, pursuant to this Section 22.1, suspend the Work in its entirety for (i) a period of [REDACTED], or (ii) periods totaling [REDACTED], such suspension shall, upon the expiry of such [REDACTED] period, as applicable, constitute a Termination for Convenience for all purposes hereof.

22.2. THE CONTRACTOR'S DUTIES UPON SUSPENSION. During any such suspension, the Contractor shall:

      (a) cease performance of the Work and place no further orders or Subcontracts relating to the suspended Work;

      (b) protect and care for all materials, equipment and supplies forming a part of the Work or each Outside Plant, in transit to or from the Sites or at storage areas for which it is responsible; and

      (c) give the Developer copies of all outstanding orders and contracts for materials and services and take any action with respect to such orders and contracts as the Developer may direct.

22.3. THE CONTRACTOR'S DUTIES AFTER SUSPENSION. Upon the cessation of such suspension, the Contractor shall resume performance of the Work within a reasonable period after being directed to do so by the Developer.

                     SECTION 23. TERMINATION FOR CONVENIENCE

23.1. TERMINATION. The Developer may, upon written Notice (a "NOTICE OF TERMINATION FOR CONVENIENCE") to the Contractor at any time, terminate this Contract or otherwise terminate the Contractor's employment hereunder as to either the whole or part of the Work (a "TERMINATION FOR
      CONVENIENCE"). A Termination for Convenience shall not nullify this Contract but shall operate to terminate the Contractor's right to proceed with the Work and to discharge the Owners from their obligations under this Contract, except for the Owners' obligation to pay the Termination Payment (Convenience). A Termination for Convenience shall not relieve the Contractor from liability under applicable Law for damages for any failure or omission to perform any portion of this Contract prior to such termination or prejudice any legal rights of the Owner Person or the Contractor, whether those rights arise under this Contract or otherwise.

23.2. TERMINATION DATE. A Termination for Convenience shall be effective, and this Contract shall be terminated, when the Notice of Termination for Convenience is delivered to the Contractor.

23.3. TERMINATION PAYMENT (CONVENIENCE).

      (a) AMOUNT. In the case of a Termination for Convenience, the Owners shall make a payment to the Contractor (the "TERMINATION PAYMENT (CONVENIENCE)") equal to the sum of (i) Reimbursable Costs incurred by the Contractor as of the Termination Date, (ii) the Fixed Fee and any Incentive Fee payable in accordance with Section 12.2 hereof so long as the Contractor has met the criteria for any such fee pursuant to such Section 12.2, and (iii) the Contractor's reasonable and necessary costs incurred in connection with the termination of vendor orders and Subcontracts, demobilization from the Sites and the performance of its duties upon termination as specified hereunder

      (b) TERMINATION CLAIM. The Contractor shall submit to the Developer a written termination claim (the "TERMINATION CLAIM"). The Termination Claim shall set forth a calculation of the Termination Payment (Convenience) and all other relevant facts, and shall contain supporting documentation in respect thereof. The Termination Claim shall be submitted promptly, but, in any event, no later than [REDACTED] from the effective date of termination of this Contract; PROVIDED, however, that the Developer and the Contractor may agree to such additional time as may be reasonably required to compile and submit such Termination Claim and gather the supporting documentation therefor.

       (c) REVIEW PERIOD. Within [REDACTED] after its receipt of the Termination Claim (the "TERMINATION CLAIM REVIEW PERIOD"), the Developer shall convey any objections or requests for additional information it may have with respect to the determination of the Termination Payment (Convenience). The Contractor shall provide such information to the Developer as soon as practicable. If the Developer objects to any portion of the Termination Claim, it shall notify the Contractor in writing, not later than the end of the Termination Claim Review Period, of each item it believes requires adjustment and, for not more than [REDACTED](or such longer period as the Parties may agree), the Parties shall attempt to resolve any differences.

      (d) ACCOUNTING FIRM. If the Parties are unable to so resolve such differences within such time period, they shall, within [REDACTED], jointly submit the items in dispute to a "Big Four" accounting firm mutually agreed upon by the Contractor and the Developer for resolution on an expedited basis with a request for a written report thereon to be submitted within [REDACTED] from such submittal. If the Parties cannot agree on the determination of the accountant for the purposes hereof, the accountant shall be a "Big Four" accounting firm designated by the mutual agreement of a "Big Four" accounting firm designated by the Developer and a "Big Four" accounting firm designated by the Contractor. Adjustments to the Termination Claim by the accountant, if any, shall be:

            (i) made in accordance with the criteria set forth in this Section 23.3;

            (ii)  set forth in its written report; and

            (iii) final and  binding on the  Parties in the  absence of manifest error.

            Judgment may be entered thereon in a court of competent jurisdiction. The accountant shall have no authority to change or alter the terms and conditions of this Contract. Such determination by the accountant shall not relieve either Party from liability under applicable Law for damages for breach of contract or prejudice any legal right of the Parties, whether those rights arise under this Contract or otherwise. The Contractor shall provide the accountant with access, under confidentiality conditions, to all books of account and records of the Contractor that relate to each Outside Plant and are relevant to the determination of the Termination Claim, based on the criteria set forth in this Section
            23.3. The fees and expenses incurred in connection with any review by the accountant pursuant to this Section 23.3(d) shall be borne one-half by the Owners and one-half by the Contractor.

                   SECTION 24. EVENTS OF DEFAULT AND REMEDIES

24.1. EVENTS OF DEFAULT AND REMEDIES. If at any time (any of the following, an "EVENT OF DEFAULT"):

      (a) the Contractor fails to (i) carry out engineering, fabrication, supply, delivery, installation and testing of the Work on or with respect to any Critical Path Item at the rate of progress required by the Milestone Schedule, and (ii) prepare, implement and comply with a Schedule Recovery Plan in respect of any such delayed or incomplete Work, in each case, within the time periods and in accordance with the provisions set forth in Section 5.2 hereof; or

      (b) the Contractor commits any material breach of, or fails in any material respect to comply with and observe, any provision of this Contract; or

      (c) the Contractor abandons the Work for a period in excess of [REDACTED] or intimates without lawful cause or justification that the Work will not or cannot be completed; or

      (d) the Contractor shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by the Contractor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Contractor or its debts under Law relating to bankruptcy, insolvency or reorganization or relief or the appointment of a receiver, trustee or other similar official for the Contractor or for any substantial part of its property or the Contractor shall take any corporate action to authorize any of the actions set forth above in this Section 24.1(d); or

      (e) an involuntary petition shall be filed or an action or proceeding otherwise commenced against the Contractor seeking reorganization, arrangement or readjustment of the Contractor's debts or for any other relief under any bankruptcy or insolvency act or Law, now or hereafter existing and remain undismissed or unvacated for a period of [REDACTED]; or

      (f) a receiver, assignee, liquidator, trustee or similar officer for the Contractor or for all or any part of its property shall be appointed involuntarily; or

      (g) the Contractor shall file a certificate of dissolution under applicable Law or shall be liquidated, dissolved or wound up or shall commence or have commenced against it any action or proceeding for dissolution, winding up or liquidation, or shall take any corporate action in furtherance thereof; or

      (h)   the Contractor either:

            (i) fails to make prompt payment of any undisputed invoice due to any Subcontractor or otherwise for materials or labor; or

            (ii) repudiates or is in default with respect to any of its obligations to a Subcontractor; or

      (i) the Contractor fails, after being notified thereof by the Developer, to promptly correct any Defective Work during performance of the Work or within the Warranty Period; or

      (j) any representation or warranty made by the Contractor herein or in any certificate, financial statement or other document furnished to any Owner Person by or on behalf of the Contractor shall prove to be false or misleading in any material respect as of the time made, confirmed or furnished;

            then, upon the occurrence of any Event of Default referred to in paragraph (a), (b), (i) or (j) of this Section 24.1, the Developer may, by Notice in writing, advise the Contractor of such Event of Default and the Contractor shall have [REDACTED] to correct such Event of Default to the satisfaction of the Developer PROVIDED, HOWEVER, that, if such Event of Default cannot be cured in such [REDACTED] period through the diligent efforts of Contractor, but can be cured in a longer period without there occurring any failure to meet the Milestone Schedule, the Contractor shall have an additional period, not to exceed [REDACTED], so long as it shall commence the cure during such [REDACTED] period and diligently pursue such cure. If the Contractor fails to correct any such Event of Default to the satisfaction of the Developer within such [REDACTED] (or subject to the conditions set forth in the previous sentence, such longer period), or, upon the occurrence of any other Event of Default, then the Developer on behalf of the Owners may, upon written Notice (a "NOTICE OF EXERCISE OF REMEDIES") to the Contractor, exercise any or all of the following rights and remedies:

                  (A)   exercise their rights under the Contractor Security;

                  (B) exercise their rights with respect to the withholding of payments to the Contractor in accordance with Section
                        12.5 hereof;

                  (C) take the Work wholly or partly out of the control of the Contractor or any other Person in whose control or possession the Work or any part of it may be, and cause to be completed the same in accordance with Section 25 hereof (a "TAKE OVER");

                  (D) terminate this Contract in accordance with Section 26 hereof (such event, a "TERMINATION FOR DEFAULT"; such Notice of Exercise of Remedies, a "NOTICE OF TERMINATION FOR DEFAULT"); or

                  (E) exercise any and all rights and remedies they may have under law or equity, including seeking specific performance and the recovery of damages, subject, in any event, to the provisions of Section 28 hereof.

            The foregoing remedies are cumulative, and the Developer on behalf of the Owners may elect one or more thereof without prejudice to any other right or remedy the Owners may have, subject, however, to
            Section 28 hereof. Notwithstanding any of the foregoing, Contractor shall be entitled upon a Termination for Default to be paid its Reimbursable Costs (and any applicable Fixed Fee and Incentive Fee so long as the Contractor has met the criteria for such fee pursuant to Section 12.2 hereof) for Work performed in accordance with this Contract and the Contract Documents by the Contractor up to the effective date of such termination, less any amount owing to the Owners hereunder, the latter of which amounts may be applied by the Owners to the payment and performance of any outstanding obligations of the Contractor hereunder.

24.2. NO PREJUDICE. No action taken by the Developer under this Section 24 shall prejudice any right of the Owners under Section 13 hereof.

24.3. NOTICE OF EXERCISE OF REMEDIES. Any Notice of Exercise of Remedies shall be conclusive evidence of the matters stated therein for the purpose of allowing the Developer on behalf of the Owners to implement the provisions of this Section 24.

24.4. CONTRACTOR'S RIGHT TO SUSPEND WORK AND TERMINATE CONTRACT.

      (a)   SUSPENSION OF WORK BY THE CONTRACTOR.  [REDACTED]

      (b)   TERMINATION BY THE CONTRACTOR.  [REDACTED]

      (c) EFFECT OF CONTRACTOR TERMINATION. Any termination of this Contract by the Contractor on account of any of the circumstances referenced in the foregoing Section 24.4(b) hereof shall be treated hereunder as a Termination for Convenience for purposes of the Owners' obligation to make payment to the Contractor in the amounts and in the manner specified in Section 24.3 hereof.

               SECTION 25. TAKE OVER AND PAYMENTS TO THE DEVELOPER

25.1. REPLACEMENT CONTRACTORS. If the Developer on behalf of the Owners elects a Take Over, the Owners may contract with and employ any Person or Persons (each, a "REPLACEMENT CONTRACTOR") to further execute and complete the Work or any portion thereof, and each Replacement Contractor may provide such supplies and labor as may be necessary to enable that completion.

25.2. NO RIGHT OF COMPENSATION. In the event of a Take Over (whether or not through a Replacement Contractor), the Contractor shall have no right to any compensation arising from such action and the Owners may pay each Replacement Contractor such amounts of money as may be agreed upon between such Replacement Contractor and the Owners.

25.3. PAYMENTS TO THE OWNERS. If the Developer on behalf of the Owners elects a Take Over, the Contractor shall, without prejudice to any other rights or remedies of the Owners hereunder or under applicable Law with respect to


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

      the Event of Default (including recourse to the Contractor Security), be liable to the Owners (subject, in any event, to the provisions of Section 28 hereof) as direct damages for an amount equal to:

      (a) all costs (including the costs of redoing any portion of the Work not reasonably usable in the completion of each Outside Plant) so incurred by the Owners; MINUS

      (b)   the total amount paid to the Owners under the Contractor Security.

      The Contractor shall refund to the Owners all amounts paid to the Contractor for Work not reasonably usable in the completion of each Outside Plant within [REDACTED] after written Notice that such Work has been rejected by the Developer.

                       SECTION 26. TERMINATION FOR DEFAULT

26.1. EFFECT OF TERMINATION. A Termination for Default shall not nullify this Contract but shall operate to terminate the Contractor's right to proceed with the Work and to discharge the Owners from their obligations under this Contract. A Termination for Default shall not relieve the Contractor from liability under applicable Law for damages for any failure or omission to perform any portion of this Contract prior to such termination or prejudice any legal rights of the Owners or Contractor, whether those rights arise under this Contract or otherwise, subject, in any event, to the provisions of Section 28 hereof.

26.2. TERMINATION DATE. A Termination for Default shall be effective, and this Contract shall be terminated, when the Notice of Termination for Default is served upon the Contractor.

26.3. RIGHT TO TERMINATE. The Developer on behalf of the Owners may exercise their right to terminate this Contract whether or not any of the Work remains to be executed or whether or not the time limit for completion of the Work has expired.

26.4. RIGHT TO COMPLETE THE WORK. On a Termination for Default, the Owners shall be empowered to complete the Work in the same manner as provided for under
      Section 25 hereof, as if the Work had been taken wholly out of the control of the Contractor by the Owners and this Contract had not been terminated.

                       SECTION 27. DUTIES UPON TERMINATION

27.1. GENERALLY. Upon receipt of a Notice of Termination for Convenience or a Notice of Termination for Default (each, a "NOTICE OF TERMINATION"), unless otherwise directed by the Developer in such Notice, the Contractor shall:

      (a) stop work under this Contract on the date and to the extent specified in the Notice of Termination;

      (b) place no further orders or contracts for materials, services or facilities except as may be necessary for completion of the portion of the Work, if any, under this Contract that is not terminated;

      (c) unless otherwise directed by the Developer, use reasonable efforts to terminate all orders and contracts and Subcontracts (other than Subcontracts conditionally assigned to the Owners in accordance with
            Section 33.5 hereof) to the extent that they relate to the performance of Work terminated by the Notice of Termination;

      (d) assign to the Owners (or at the Developer's direction, any Replacement Contractor), in the manner, at the time and to the extent directed by the Developer, all of the Contractor's right, title and interest under such orders, contracts and Subcontracts, whether or not terminated;

      (e) use reasonable efforts to settle all outstanding liabilities and all claims arising out of such termination of orders and contracts, with the Developer's approval or ratification to the extent the Developer so requires;

      (f) transfer title to the Owners as provided for in Section 36 hereof and deliver the following to the Developer in the manner, at the time, at the place and to the extent (if any) directed by the
            Developer:

            (i) the fabricated or unfabricated parts, Work in process, completed Work, supplies and all other items commenced, partly executed, produced or completed as part of, or acquired in connection with, the performance of the Work terminated by the Notice of Termination; and

            (ii) the completed or partially completed plans, drawings, information, Permits and other property or items that, if this Contract had not been terminated, would have been required to be furnished to the Owners;

      (g) in the case of any property or items referred to in Section 27.1(f) hereof:

            (i) use its best efforts in the case of an Event of Default or reasonable efforts in the case of a Termination for Convenience to use such property or items in the manufacture of other projects that the Contractor has, or will have, under contract for other customers; the amount received by Contractor therefor shall be deducted from the Termination Payment (Convenience) or paid in such other manner as the Developer on behalf of the Owners may direct; and

            (ii) use reasonable efforts to sell, in the manner, at the times, to the extent and at the price or prices directed or authorized by the Developer; the proceeds of any such sale shall be deducted from the Termination Payment (Convenience) or paid in such other manner as the Developer may direct;

      (h) complete performance of such part of the Work as may not have been terminated by the Notice of Termination;

      (i) take such action as may be necessary, or which the Developer may direct, for the protection and preservation of the property related to this Contract that is in the Contractor's possession and in which the Owners have or may acquire an interest;

      (j) grant to the Owners, any Replacement Contractor and each Subcontractor a continuing right to use any and all patented or proprietary information that the Developer deems necessary to complete each Outside Plant, subject to reasonable proprietary restrictions; and

      (k)   at the Developer's request and at the Contractor's expense:

            (i) for Default, supply any proprietary components needed for the completion and operation of each Outside Plant;

            (ii)  assist  the   Developer  in  preparing  an  inventory  of  all
                  equipment in use or in storage;

            (iii) assign to the Owners or to any Replacement Contractor and make available all issued Permits then held by the Contractor pertaining to each Outside Plant; and

            (iv) remove all such equipment, waste and rubbish as the Developer may designate.

27.2. SUBCONTRACTOR CLAIMS. For a Notice of Termination for Default, notwithstanding Section 27.1(e), the Owners shall not be liable to the Contractor with respect to any claim that any Subcontractor may raise or assert arising out of any termination of this Contract.

27.3. FUNDS HELD BY THE OWNERS. Without prejudice to Section 13 hereof, for a Notice of Termination for Default:

      (a) all sums of money that may remain in the hands of the Owners or the Developer with respect to this Contract; and

      (b) all funds made available under any Contractor Security or any other security retained for the due fulfillment of this Contract,

      at the election of the Developer may be withheld pending the final determination of the rights and obligations of the Parties under this Contract.

                       SECTION 28. LIMITATION OF LIABILITY

28.1. NO CONSEQUENTIAL DAMAGES. Except as otherwise specified herein, neither Party (which shall include, for purposes of this Section 28, all Subcontractors and Vendors) shall be liable, whether by contract, at law, in tort or otherwise, for any indirect or consequential losses or any loss of income or profit, loss of opportunity to do business, claims of customers or the costs of, or associated with, the use of restoration facilities or like items of indirect or consequential damage. Neither Party shall make claims to the other for such indirect or consequential loss and each Party hereby releases, subject to the other terms of this Contract, the other from any such losses and shall take all steps necessary to extend like releases to such other Party's Subcontractors or Vendors, as applicable.

28.2. OTHER LIMITATIONS. The total aggregate liability of the Contractor to all Owner Persons under, arising out of or in connection with this Contract or otherwise with respect to the Work shall not exceed an aggregate amount (the "TOTAL LIABILITY CAP") equal to [REDACTED] of the Reimbursable Costs. Notwithstanding any of the foregoing, the following shall not be included in, or subject to, the Total Liability Cap, and shall not be taken into account in establishing the Contractor's total aggregate liability hereunder:

      (a)   Indemnifiable Losses, for which there shall be no limit; and

      (b) the Contractor's unconditional obligations to achieve RFS Acceptance of each Outside Plant.

28.3. SCOPE OF LIMITATIONS. With respect to matters falling within the Total Liability Cap, the waivers and disclaimers of liability, releases from liability, limitations and apportionments of liability and exclusive remedy provisions expressed in this Contract shall apply even in the event of the fault, negligence (in whole or in part), strict liability, breach of contract, or otherwise of the Party released or whose liability is waived, disclaimed, limited, apportioned or fixed by such exclusive remedy provision, and shall extend to such Party's related or Affiliated entities and its and their directors, officers, employees and agents.

28.4. WORK PROVIDED BY OTHERS. The Contractor shall have no liability for services, materials or equipment furnished by Vendors. To the extent practicable, the Owners shall procure that all indemnity, all releases and all hold-harmless agreements contained in such Owner's contracts with third parties engaged to perform services or supply materials for the System, whereby such parties agree to indemnify, release and hold the Owner harmless shall extend like protection to the Contractor.

28.5. LOSS, INJURY OR DAMAGE TO PERSONS, THE SYSTEM OR THE WORK. Except to the extent constituting Indemnifiable Losses hereunder, (i) the Contractor's liability for Loss of or damage to any elements of the System or the Work, or for any injury to, or death or disease of, any Person, shall be limited to those payments made on the Contractor's behalf by the insurers affording the insurance described in Section 41 hereof, and (ii) the Owners shall release the Contractor from any Loss, damage or expense in excess of those payments as a result of Loss of or damage to other property of the Owners or in the custody of the Owners (or as a result of any injury to, or death or disease of, any Person).

28.6. TRANSFER OF OWNERSHIP. The Owners agree that any future recipient of any interest in the Systems or the Outside Plant will be bound by such releases and limitations of liability such that the total aggregate liability of the Contractor to such Persons shall not exceed the limits of liability set forth herein.

28.7. HAZARDOUS WASTE OR MATERIALS. Except to the extent constituting Indemnifiable Losses hereunder, the Contractor shall have no liability for or in respect of hazardous waste or materials that may be encountered in carrying out the Work, and the Owners shall indemnify the Contractor against any additional costs and any liabilities to third parties that the Contractor may incur as a consequence of such waste or materials being encountered.

                   SECTION 29. THE CONTRACTOR'S ON-SITE DUTIES

29.1. REASONABLE PRECAUTIONS. The Contractor acknowledges that, until such time as title to each Outside Plant has passed in its entirety to the Owners, it shall remain solely responsible for the institution and maintenance of all such usual and reasonable precautions for the protection of the Sites, the Outside Plant and any Work, and for the prevention of danger or damage to all persons or property on or near the Sites. Without limiting the generality of the foregoing, the Contractor shall, as part of the Work, ensure that each Site is constructed, secured, illuminated and maintained in such manner as would a reasonably prudent owner of a facility analogous to such Site.

29.2. WASTE DISPOSAL. The Contractor shall, as part of its Work hereunder, manage and dispose of all waste materials in strict accordance with applicable Codes and Standards, and shall, as part of its Work hereunder, keep each Site free from debris and waste resulting from the performance of the Work and the presence of the Contractor Persons at such Site. In the event that any Contractor Person shall discover the presence of, or cause the discharge of, any material of a hazardous nature on or from any Site, the Contractor shall immediately notify the Developer, and shall instruct all Contractor Persons to desist immediately from the Work until further instruction from the Developer.

                          SECTION 30. PERFORMANCE TESTS

30.1. GENERALLY.

      (a)   THE  CONTRACTOR'S  OBLIGATION  TO  CONDUCT  PERFORMANCE  TESTS.  The
            Contractor shall conduct and repeat as necessary the Performance Tests as required hereunder in connection with RFS Acceptance (and, as applicable, Commercial Acceptance) and Final Acceptance, in accordance with the Performance Test Standards and such supplemental testing procedures, consistent with such Performance Test Standards, prepared by the Contractor in accordance with normal industry standards. The Contractor shall permit the Developer's representatives to be present during the conduct of Performance
            Tests and shall provide to the Developer reports and result data based upon the conduct of such Performance Tests.

      (b)   SAFETY.  If during  any  Performance  Test,  it is  discovered  that testing cannot be conducted in a safe manner in accordance with industry practice, such Performance Test shall be terminated and the Contractor shall remedy the unsafe condition, whereupon such Performance Test shall start over.

30.2. RIGHT OF WAIVER. The Developer may, but shall have no obligation to, waive, defer or reduce any of the requirements relating to the achievement of RFS Acceptance or Final Acceptance at any time by written Notice to the Contractor; PROVIDED that the Developer's exercise of any rights hereunder shall apply only to such requirements as the Developer may specify and shall in no event relieve the Contractor of any requirements, liability or other obligations not so specified.

30.3. LONG-TERM OBLIGATIONS. Nothing in this Section 30, including the Developer's approvals, nor the issuance of a Certificate of Commercial Acceptance or a Certificate of RFS Acceptance, shall in any way modify or alter the Contractor's obligations with respect to Warranties hereunder. Neither the inspection, approval or payment, including the Final Payment, under this Contract shall:

      (a)   be construed to be an acceptance of any Defective Work;

      (b) be an admission of the Contractor's satisfactory performance of the Work; or

      (c) relieve the Contractor of any of its obligations under this Contract.

30.4. OPERATING REVENUES. Any and all revenues generated by the operation of the Outside Plants shall be solely for the account of the Owners.

                          SECTION 31. PLANT ACCEPTANCE

31.1. INITIAL PLANT COMMISSIONING REPORT. At such time as the Contractor determines that it has met the requirements for a Certificate of RFS
      Acceptance in respect of either Outside Plant (or segment thereof), it shall submit to the Developer under cover of a Notice an initial plant commissioning report (an "INITIAL PLANT COMMISSIONING Report") with respect to such Outside Plant (or segment thereof) prepared in accordance with the Testing and Acceptance Specifications referenced in Table 2-C to the Network Description and Project Scope. Within thirty (30) Days after its receipt of the relevant Initial Plant Commissioning Report, the Developer shall:

      (a)   issue a Certificate  of RFS  Acceptance  in accordance  with Section
            31.2 hereof; or

      (b) not accept the relevant Outside Plant (or segment thereof) in its existing condition and the terms and provisions of Section 31.5 hereof shall apply.

31.2. RFS ACCEPTANCE.

      (a) GENERALLY. The Contractor shall, together with its submission of Initial Plant Commissioning Report to the Developer in connection with its application for RFS Acceptance of either Outside Plant (or segment thereof), certify to the Developer that, as of the date set forth in such certification:

            (i) such Outside Plant (or segment thereof) (A) has been completed in accordance with the Technical Requirements and any other requirements of this Contract (except for Punch List Items, if any), and (B) has passed, as of such certification date, all Performance Tests as required by the Technical Requirements; and

            (ii) all requirements of this Contract (except for Punch List Items, if any) relating to such Outside Plant or segment thereof (including all Technical Requirements) have been fulfilled and all required documentation has been completed, in each case other than those that do not, by the express terms hereof, have to be fulfilled or completed on or prior to the RFS Date; PROVIDED, that RFS Acceptance shall not be deemed to include or require (A) completion of work by the Vendors or other of the Owners' agents or contractors hereunder, except to the extent necessary to allow the Contractor to test each Outside Plant in accordance with the Performance Test Standards (and to the extent that any such necessity results in any delay or increased cost to the Contractor in achieving RFS Acceptance, such event shall be deemed a Owner-Caused Delay, and the Contractor shall be entitled to equitable relief to the extent specified in
                  Section 15.1 hereof) or (B) the absence of minor defects that do not materially affect the use or operation of the Outside Plant and are included on a Punch List adopted by the Parties.

            The Developer shall review the Contractor's submission within the period specified in Section 31.1 hereof and, to the extent that the Developer has neither requested additional information nor raised a Dispute with respect to the Contractor's submission by written Notice to the Contractor (which Notice shall articulate the reasons for the Developer's determination that the Contractor's certifications made in its application for RFS Acceptance are erroneous or are inaccurately dated) prior to the expiration of such period, shall issue a "CERTIFICATE OF RFS ACCEPTANCE" in accordance with the Technical Requirements dated, and to be effective as of, the date (the "RFS DATE") as of which the Contractor has certified, by its Notice given pursuant to Section 31.1 hereof, that all conditions for RFS Acceptance have been met. The following shall occur on the RFS Date:

                  (A) each Outside Plant shall be deemed to be provisionally accepted by the Owners; and

                  (B) title to any part of the relevant Outside Plant that has not previously passed shall be transferred to the Owners in accordance with Section 36.7 hereof and the risks thereof and responsibility for routine maintenance shall, subject to Section 31.2(b) hereof, pass to the Owners.

      (b) PUNCH LIST. The Certificate of RFS Acceptance may, in the Developer's sole discretion, be unqualified or may have annexed to it a Punch List, which shall be compiled by the Developer, of any outstanding minor deficiencies or items to be completed by the Contractor. The Contractor shall, as part of its Work hereunder and as soon as practicable, remedy the deficiencies and complete the Work indicated on all such listed items so as to ensure full compliance with the requirements of this Contract.

31.3. COMMERCIAL ACCEPTANCE. If at any time the Developer determines that, based upon information supplied by the Contractor, any portion of the Outside Plant is suitable to be put into commercial service (such portion, the "RFCS PORTION"), then the Developer, at its option and without obligation (except to the extent specified in clause (a) of this Section 31.3), shall issue, with the consent (except as provided in such clause (a)) of the Contractor (which consent shall not be unreasonably withheld or delayed), to the Contractor a "CERTIFICATE OF COMMERCIAL ACCEPTANCE."

      (a) RFCS SEGMENTS. If, based upon ODF-to-ODF Performance Test results (as well as any other information and testing data that would otherwise be required to demonstrate RFS Acceptance for either Outside Plant on an overall basis) provided to it by the Contractor, the Developer determines that any RFCS Segment meets the criteria for RFS Acceptance as set forth in Section 32.1 hereof and is suitable to be put into commercial service, then the Developer shall issue to the Contractor, within fifteen (15) Days after receiving from the Contractor all testing data and other information necessary to make the foregoing determination, a Certificate of Commercial Acceptance in respect of the relevant RFCS Segment. In the event that the Developer is unable to issue a Certificate of Commercial Acceptance for any RFCS Segment, it shall notify the Contractor promptly (but, in any event, within the foregoing 15-Day period after the Contractor's submission of the relevant data) with a written Notice specifying in reasonable detail the reasons for its inability to do so.

      (b) EFFECT OF COMMERCIAL ACCEPTANCE. Upon the Commercial Acceptance Date with respect to any RFCS Portion:

            (i) the Owners shall be entitled to commence commercial service over such RFCS Portion;

            (ii) title to the RFCS Portion that has not previously passed shall be transferred to the Owners in accordance with Section 36.7 hereof, and the responsibility for routine maintenance thereof, pass to the Owners;

            (iii) the risk for the RFCS  Portion  shall be vested in the Owners, except that any risk attributable to the Outside Plant or part of the Outside Plant that requires corrective action by the Contractor shall remain the sole responsibility of the Contractor;

            (iv) the requirements of RFS Acceptance for such RFCS Portion shall be deemed to have been met as of the date of the relevant Certificate of Commercial Acceptance and, for purposes of the Developer's assessment of RFS Acceptance for overall Outside Plant of which such RFCS Portion is a part, such RFCS Portion shall require no further testing or inspection in connection with that RFS Acceptance process; and

            (v) the Warranty Period shall commence in respect of such RFCS Portion.

      (c) PUNCH LIST. The Certificate of Commercial Acceptance shall have as an attachment a list of items requiring corrective action and items still to be provided. Such corrective action shall be taken promptly and such items completed by the Contractor as part of its Work hereunder. When:

            (i)   the outstanding corrective action has been taken;

            (ii)  all outstanding items have been delivered and approved; and

            (iii) the  conditions  described  in Section  31.2  hereof have been satisfied, the Developer shall issue a Certificate of Commercial Acceptance. Upon such issuance, title to the remainder of the Outside Plant shall be transferred to the Owners in accordance with Section 36.7 hereof and the risk with respect to such remainder of the Outside Plant shall pass to the Owners and the provisions of Section 31.2(b) shall apply.

      (d) NO DIMINISHMENT OF THE CONTRACTOR'S OBLIGATIONS. The issuance of a Certificate of Commercial Acceptance shall in no way relieve the Contractor from its obligation to provide Outside Plants complying with the technical and other requirements of this Contract and, in particular, any deterioration or Defects in either Outside Plant occurring or becoming known between the date of issuance of such Certificate and the date of issuance of a Certificate of RFS Acceptance shall be corrected at the sole expense of the Contractor, except to the extent that such Defects are attributable to the operation or maintenance (or lack thereof) of the RFCS Portion under the control of the Owners.

      (e) EQUITABLE RELIEF FOR INTERFERENCE WITH WORK. In the event that the Owners' commencement of commercial operations on or with respect to any RFCS Portion(s) obstructs, delays or otherwise interferes with the Contractor's prosecution of the Work, such obstruction, delay or interference shall be treated as an "Owner-Caused Delay" pursuant to
            Section 16.1(e) hereof, entitling the Contractor to appropriate adjustment to the Milestone Schedule or the Target Cost, determined in accordance with Section 15.1 hereof.

31.4. DOCUMENTATION TO BE DELIVERED UPON RFS ACCEPTANCE OR COMMERCIAL ACCEPTANCE. Within forty-five (45) Days after achieving each RFS Date and any Commercial Acceptance Date, as applicable, the Contractor shall submit to the Developer the following documents, in each case, relating to the particular Outside Plant or RFCS Portion having achieved, respectively, RFS Acceptance or Commercial Acceptance:

      (a) one (1) hard copy and one (1) electronic copy of the "as built" drawings for such Outside Plant or RFCS Portion; and

      (b) test documentation, the operating manuals and serial numbers for the equipment associated with such Outside Plant or RFCS Portion.

31.5. FAILURE TO ACHIEVE RFS ACCEPTANCE OR COMMERCIAL ACCEPTANCE. If neither a Certificate of RFS Acceptance nor a Certificate of Commercial Acceptance


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      is issued due to the  existence of Defects with respect to either  Outside
      Plant or the Work, the Developer shall, without prejudice to any of its other rights and remedies under this Contract, issue a list detailing such Defects and advise the Contractor of a period of time in which such Defects shall be remedied to the satisfaction of the Developer. The Contractor shall issue an additional commissioning report similar in form and substance to the Initial Plant Commissioning Report to the Developer after all actions required to remedy such Defects have been taken by the Contractor and such report shall be considered in accordance with the provisions of Section 31.1 hereof.

31.6. FINAL ACCEPTANCE. The Developer shall issue to the Contractor a "CERTIFICATE OF FINAL ACCEPTANCE" in respect of each Outside Plant within ten (10) Days after the date on which all of the following conditions have, in the Developer's judgment, been satisfied in full:

      (a)   the Developer has issued a Certificate of RFS Acceptance;

      (b) the Warranty Period applicable to each component of the Outside Plant has expired and there are no Warranty claims outstanding with respect thereto;

      (c) any and all items on all Punch Lists relating to the Outside Plant have been completed; and

      (d)   the  Developer  has  received the  Certificate  of Payment and Final
            Release.

                             SECTION 32. WARRANTIES

32.1. GENERAL WARRANTIES. Notwithstanding any Outside Plant having been provisionally accepted by the Owners and without prejudice to any other warranty made by the Contractor hereunder, the Contractor warrants until the expiration of the Warranty Period to the Owners that the Work and each Outside Plant shall (each of the following, a "GENERAL WARRANTY"):

      (a) be free from Defects in design (to the extent of the Contractor's responsibility therefor, as limited as described in Section 4.2 hereof), materials, construction and workmanship;

      (b) comply with all applicable requirements of Laws and Codes and Standards;

      (c)   be  fit  for  the   particular   use   described  in  the  Technical
            Requirements; and

      (d) meet the Network Description and Project Scope, the Performance Parameters and all other requirements of this Contract.

32.2. NOTIFICATION OF BREACH OF WARRANTY. If any aspect of the Work has not been performed in accordance with any General Warranty, the Contractor shall, at its own expense, either repair (in accordance with Section 32.3 hereof) or replace (in accordance with Section 32.4) all such Work; PROVIDED that:


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

      (a) the Developer has provided the Contractor with a written Notice stating with reasonable specificity the basis for Developer's belief that the relevant Work has not been performed to the requirements of the applicable General Warranty; and

      (b) such Notice has been given within a reasonable time after any Owner's discovery of the facts or circumstances giving rise to such Owner's belief and, except to the extent relating to any latent Defect not reasonably discoverable by the Owners within the time period available, is issued prior to the expiration of the Warranty Period.

32.3. REPAIR GENERALLY. If at any time within the Warranty Period any Defect occurs in either Outside Plant as a result of a failure of a General Warranty, the Contractor shall, upon receiving appropriate Notice given in accordance with Section 32.2 hereof, promptly repair or replace such part or parts thereof to the satisfaction of the Developer on behalf of the Owners without any charge to the Owners. The Contractor shall make every reasonable effort to minimize the period of time that any Outside Plant is out of service for repair and testing. For failures or any situations that cause or risk an outage of any Outside Plant, the Contractor shall initiate a corrective intervention immediately after receipt of Notice from the Developer.

32.4. REPAIR OR REPLACEMENT. During the Warranty Period:

      (a) the Contractor shall make an appropriate investigation, at its sole cost and expense, of any items of Defective Work repaired or replaced pursuant to this Section 32 to determine, to the reasonable satisfaction of the Developer, the type of Defect and the cause of failure of the defective item or items. The Contractor shall provide a descriptive written report to the Developer on the results of the investigation, the type of Defect found and, when appropriate, the repair carried out on such defective item or items. The Contractor shall also state whether the type of Defect and the "root cause" of the failure are the result of a generic Defect occasioned by not adhering to the Technical Requirements and whether such failure is expected to occur elsewhere in the Outside Plant; PROVIDED that the Contractor's determination shall not be conclusive for the purposes of this Section 32. Additionally, whether or not having been occasioned by a Defect, the Contractor may independently undertake such investigations to determine whether a generic Defect may exist and, if any generic Defect is identified, the Contractor shall, in coordination with the Developer appropriately repair or replace all affected elements of the Outside Plant; or

      (b) the Developer may alternatively direct the Contractor to conduct an investigation of suspected generic Defects wherein the Contractor shall prepare a descriptive written report as provided for in
            Section 32.4(a). If, as the result of any such investigation conducted pursuant to this Section 32.4(b), all Work is found to be free of any Defects for which the Contractor is responsible hereunder, the Developer shall, on behalf of each Owner, reimburse the Contractor for all costs incurred in the conduct of such inspection and evaluation, which reimbursement shall include, exclusively for purposes of this Section 32.4, compensation to the


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

            Contractor for Contractor Persons engaged and its equipment and facilities utilized in such connection at each of their respective rates customarily charged in similar projects.

32.5. REPAIR BY THE DEVELOPER. If upon the occurrence of any breach of a General Warranty during the Warranty Period the Contractor has failed, after proper Notice given by the Developer in accordance with Section 32.2 hereof, to (i) make prompt repair or replacement, or (ii) minimize Outside Plant out-of-service time for testing and repair, the Developer may arrange for the repair or replacement of any Defective Work and the Contractor shall reimburse the Developer for the cost of repairs or replacements; PROVIDED, the Developer satisfies its commitment to (i) give the Contractor prompt Notice of any such repair undertaking, (ii) coordinate its repair activities with those of the Contractor, and (iii) comply with the Contractor's repair policies delivered to the Developer, and the Contractor shall be permitted to have a representative present to observe such repairs. Any repair by the Developer shall not in any way diminish the Contractor's obligations under this Section 32.

32.6. REPAIRED OR REPLACEMENT PARTS. Each defective part repaired or replaced pursuant to this Section 32 (a "REPLACEMENT ITEM") shall itself be subject to the provisions of this Section, and shall be warranted from the date of repair or replacement, as applicable, until a date two (2) years thereafter; PROVIDED that the Warranty Period applicable to any Replacement Item shall in no case exceed thirty-three (33) months from the applicable RFS Date.

32.7. THE DEVELOPER'S EXPENSES. The Contractor shall pay to the Developer all the expenses (if any) incurred by the Developer in testing or examining any part of each Outside Plant for the purpose of or in connection with this Section 32 or in or about or in connection with the correction, replacement or repair of any part of such Outside Plant attributable to the Contractor's breach of its General Warranty obligations.

32.8. SCOPE OF LIABILITY FOR DEFECTS. Except to the extent that the Developer or any Owner may have a remedy pursuant to Section 39 hereof, the remedies specified in this Section 32 are the Developer's and the Owners' sole and exclusive remedies for Defects arising out of or in connection with the Contractor's performance under this Contract. There are no standards of performance, guarantees or warranties with respect to Defects other than those expressed in this Section 32.

                    SECTION 33. ASSIGNMENT AND SUBCONTRACTING

33.1. GENERALLY. The Contractor shall not, without the prior written consent of the Developer, assign this Contract or any part of the Work, or assign, mortgage, charge or encumber any of the moneys due or becoming due under this Contract, or any other benefit or obligation whatsoever arising, or that may arise under this Contract. The Contractor shall not be relieved of responsibility under this Contract for such parts of the Work as are assigned or as may be subcontracted. To the extent that the Contractor subcontracts portions of the Work to any of its Affiliates, the Contractor guarantees and shall ensure such Affiliate's compliance with all


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

      requirements of this Contract and the Contract Documents, and the Developer and the Owners agree to hold only the Contractor and, to the extent provided for in the Corporate Guarantee, Bechtel Corporation liable for any Affiliate's failure to so comply.

33.2. SUBCONTRACTS. From and after the execution date of this Contract, the Contractor shall not enter into a contract with a Subcontractor that requires payment in excess of DM 200,000 without the written approval of the Developer. In addition, Contractor shall ensure that each Subcontract shall contain:

      (a) provisions allowing the Developers and its designees reasonable access to all plants, offices and Sites in accordance with Section 19 hereof;

      (b) provisions stating that the Subcontractor shall have no rights against the Developer or any Owner and shall not create or assert any Lien (equitable or otherwise) against the Developer, any Owner, any Outside Plant or any of the Work;

      (c) provisions designating the Developers and the Owners as third-party beneficiaries and setting forth a conditional assignment of such Subcontract to such Persons in accordance with Section 33.5 hereof; and

      (d) such other provisions of this Contract as prudently should be made applicable to such Subcontract or Subcontractor in order to permit the Contractor to fulfill its obligations hereunder or otherwise give full effect to the provisions of this Contract.

33.3. EXISTING SUBCONTRACTS. The Contractor represents, warrants and covenants that all Subcontracts entered into by the Contractor on or prior to the date hereof contain, or shall be amended to contain, provisions addressing the matters set forth in Section 33.2 hereof.

33.4. BREACH. If the Contractor commits any breach of this Section 33, any assignment, mortgage, charge, encumbrance or Subcontract in contravention of this Section 33 shall, as against the Developer or any Owner, be null and void and of no force and effect, and may be ignored by such Owner Persons. The Contractor shall protect, defend, indemnify and keep indemnified the Developer and the Owners against all Losses suffered or incurred by such Persons arising out of or related to such assignment, mortgage, charge, encumbrance or Subcontract.

33.5. CONDITIONAL ASSIGNMENT. The Contractor shall make a conditional assignment to the Developer for the benefit of the Owners of all of the Contractor's Subcontracts and all Permits entered into, acquired or obtained, as the case may be, in connection with the performance of this Contract or any part of the Work. Upon a Termination for Default or Take Over, such conditional assignment shall become fully effective and the Developer (and the Owners, as applicable) shall acquire all benefits of such Subcontracts and Permits (including prices and delivery dates, discounts, rebates and refunds) except for those Subcontracts or Permits, if any, that relate exclusively to the portion of the Work, if any, not Taken Over.


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

33.6. NO OBLIGATIONS OF OWNER PERSONS TO SUBCONTRACTORS. No Subcontractor or any of its employees, representatives or agents shall be deemed or construed to be employees, representatives or agents of the Developer or any Owner. No Subcontractor shall be deemed a third-party beneficiary of, or have any interest in, this Contract.

                     SECTION 34. THE CONTRACTOR'S PERSONNEL

The Contractor shall employ, and shall ensure that its Subcontractors employ, for Work to be performed in connection with this Contract only such persons who are safety-conscious, suitably skilled and experienced, and the Contractor shall agree to provide to the Developer, subject to the Developer's assumption of appropriate confidentiality undertakings in respect thereof, such resumes and other relevant biographical and employment data as of such date on file with the Contractor for all such persons as the Developer may reasonably request. The Developer, or its designee, may object to and direct the Contractor to remove any person employed by the Contractor or any Subcontractor as to whom the Developer may provide substantiation of a lack of safety-consciousness, suitable skills or experience and such person shall be removed within a reasonable period of time and shall not be employed again for any portion of the Work without the prior approval of the Developer's Representative.

                        SECTION 35. THE DEVELOPER'S STAFF

35.1. GENERALLY. Where the Technical Requirements provide for stipulated Work to be carried out by the Developer, such Work shall be carried out in the manner and with the responsibilities as defined therein. Such participation by any of the Developer's staff (or any other Person designated by the Developer by contract or otherwise) in the Work shall not be construed as relieving the Contractor of its responsibility for the design, quality and performance of each Outside Plant.

35.2. LIMITATIONS. Where any of the Developer's staff (or any other Persons designated by the Developer by contract or otherwise) participate in the Work, they shall remain officers, partners, employees or agents and under the administrative control of the Developer. The Contractor shall not be liable for any negligent act or omission of such staff, agents or designees, but if in giving instructions to be carried out by any such Persons, or by omitting to give such instructions, the Contractor fails to use proper skill and care, the Contractor shall be deemed to have been negligent and shall be liable for the consequence of such negligence.

                                SECTION 36. TITLE

36.1. GENERALLY. The Contractor shall transfer title ("EIGENTUM") to the Cable Links (and all portions thereof) in accordance with the German Law of Property ("SACHENRECHT"). Such transfer of title shall be effected by the Contractor in such manner as to realize that (i) Carrier 1 and MFN will each acquire separate title ("ALLEINEIGENTUM") to one identical Cable Link and (ii) Viatel will acquire separate title to (A) one Contractor-completed Cable Link including Fiber Optic Cable pulling and


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

      (B) one Contractor-completed Cable Link without such Fiber Optic Cable pulling. Each of Carrier 1, MFN and Viatel (or any assignee thereof as to whom the Contractor has been notified in accordance with Section 2.3 hereof) is, for purposes of its right to receive title to Work items hereunder, referred to in this Section 36 as a "DESIGNATED OWNER".

36.2. TITLE TO SUPPLIES AND WORK. When held or installed by the Contractor at any Site, all physical items ("KORPERLICHE GEGENSTANDE") of supply, equipment, materials and other Work (each, an "ITEM") intended for use in each Cable Link shall be identified by the prominent display of notices and by marking the Items, in accordance with the Storage and Marking Procedures to be attached hereto as APPENDIX 8, as being the property of each Designated Owner. The Contractor shall suitably annotate the relevant books of inventory and installation, and shall allow the Developer access, for and on behalf of the Designated Owners, to its premises and records in order to check that such identification has been carried out.

36.3. TRANSFER OF TITLE. The Contractor shall transfer title ("EIGENTUM") to each Item intended for use in each Cable Link to the Designated Owner thereof upon submission to the Developer of the Contractor Invoice (together with all documentation required under Section 12.5 hereof) for the Reimbursement Invoice, specifying that such Item is payable by such Designated Owner, subject, in any event, to any rights the Owners may have under Section 12.5 hereof. For the purpose of this title transfer ("EIGENTUMSUBER-TRAGUNG"), the submission of the Contractor Invoice to the Developer for payment by the Developer on behalf of each Designated Owner constitutes the offer, and the payment thereof by the Developer on behalf of such Designated Owner constitutes the acceptance, of the agreement among the Contractor and such Designated Owner that the title to all Items either (i) identified in such Contractor Invoice and supporting documentation or (ii) specified in this Contract or any Contract Document as included in the Milestone Event for which such Contractor Invoice is paid or payable (the "TRANSFERRED PROPERTY"), shall pass to such Designated Owner. The Contractor shall transfer direct possession ("UNMITTELBARER BESITZ") of each Item of Transferred Property, as identified in accordance with the Storage and Marking Procedures, to each Designated Owner upon the agreement referred to in the preceding sentence relating thereto; PROVIDED, that if the Contractor is to retain, pursuant to any provision of this Contract or any Contract Document, possession ("BESITZ", hereinafter "POSSESSION") of any Item of Transferred Property (each, a "RETAINED ITEM") until any later date, the provisions of Section
      36.5 hereof shall apply. The Contractor represents and warrants that each Designated Owner shall acquire good and clear title to such Transferred Property, free and clear of all Liens (other than Owner Liens).

36.4. REMOVAL OF LIENS. The Contractor shall secure the removal of any Lien (other than Owner Liens) on the Work or any portion of each Cable Link or Outside Plant within thirty (30) Days after obtaining notice thereof. If any Lien (other than Owner Liens) is not discharged, satisfied or released within such 30 Days or such earlier time as may be necessary in order for any Owner to avoid being damaged thereby, the Developer may, upon Notice to the Contractor of its intention to do so, apply any funds withheld or moneys to become due to the Contractor hereunder to satisfy, discharge or


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

      secure the release (including by posting a bond) of such items. Any such application by the Developer shall be deemed payment on behalf of the Owners to the Contractor. Any additional expense incurred by the Developer (or any Owner) as a result of the Contractor's breach of any provision of this Section 36.4 shall be borne by the Contractor.

36.5. NO RELEASE OF THE CONTRACTOR; CONTRACTOR OBLIGATIONS IN LIEU OF TRANSFER OF DIRECT POSSESSION. The transfer of title shall not absolve or release the Contractor from any other obligation or liability under this Contract. With respect to Retained Items, the Contractor and each of the Designated Owners hereby agree that, in lieu of delivering direct Possession, the Contractor shall diligently safeguard such Retained Items for each of the Designated Owners ("BESITZMITTLUNGSVERHALTNIS", Secs. 868, 930 of the German Civil Code [BGB]). To the extent that third parties (such as Subcontractors or vendors) are in Possession of any Transferred Property at the time of the transfer of title ("EIGENTUMSUBERTRAGUNG") or obtain such Possession from the Contractor thereafter, the Contractor hereby assigns to each Designated Owner any claim the Contractor may have for the retrieval or reconveyance ("ABTRETUNG DES HERAUSGABEANSPRUCHS") of such Transferred Property.

36.6. BAILMENT. The Contractor shall serve as bailee of any Retained Items and shall remain liable to each Designated Owner (acting by and through the Developer in the enforcement of such liability) and shall bear the risk of loss or damage thereto, until the risk of loss thereof has passed to such Designated Owner in accordance with Section 40 hereof. Notwithstanding the foregoing, it shall be the individual responsibility of the appropriate Designated Owner to take all action within its reasonable control to prevent any third party in contravention of the Contractor's aforesaid bailee rights to take direct Possession of any of the Designated Owner's Items of Transferred Property while Work on such property is still ongoing.

36.7. TITLE TO THE CABLE LINKS. To the extent title has not previously been transferred to the appropriate Designated Owner pursuant to Section 36.3 hereof (other than Work being completed pursuant to Section 27.1(h) hereof), then, upon:

      (a) the issuance of a Certificate of RFS Acceptance or a Certificate of Commercial Acceptance in accordance with Section 31 hereof; or

      (b) termination, in whole or in part, of this Contract or the Contractor pursuant to Sections 23 or 26 hereof,

      Contractor shall be obligated to transfer absolute and exclusive right and title to and interest in any and all parts of the Cable Links (the "Remaining Parts"), as such parts shall be specifically identified as the separate property reserved for each of the Designated Owners:

            (i) in the relevant "as built" drawings, in the case of Certificate of RFS Acceptance or a Certificate of Commercial Acceptance, to be delivered to the Developer (for the benefit of the Owners) within the time periods specified herein; or


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

            (ii) in the case of any termination pursuant to Sections 23 or 26 hereof, all such plans, specifications and inventories otherwise required to be prepared for or delivered to the Developer (for the benefit of the Owners) pursuant to Section
                  27.1 hereof;

      to such Designated Owner upon the Developer's payment on behalf of the Owners of the Final Payment (or, as applicable, any Termination Payment). To the extent that Possession has not been previously transferred from Contractor to the Designated Owners, Contractor shall also be obligated to transfer direct Possession (UNMITTELBARER BESITZ) to the Remaining Parts to the Designated Owners. For this purpose, the submission of the Contractor's invoice (with the relevant supporting information) to the Developer for such payments from the Developer on behalf of each Designated Owner shall constitute the offer, and the payment thereof by the Developer on behalf of such Designated Owner shall constitute the acceptance, of the agreement among the Contractor and such Designated Owner that the title to all remaining Cable Link portions shall pass to such Designated Owner. The Contractor represents and warrants that each Designated Owner shall acquire good and clear title thereto, free and clear of all Liens (other than Owner Liens).

                   SECTION 37. REPRESENTATIONS AND WARRANTIES

37.1. CONTRACTOR'S   REPRESENTATIONS  AND  WARRANTIES.   The  Contractor  hereby
      represents and warrants that:

      (a) ORGANIZATION; POWER AND AUTHORITY. It is a limited liability company duly organized and validly existing under the Laws of the United Kingdom, and it or its relevant Affiliates are authorized to do business in all jurisdictions where the Work is to be performed, and it has all requisite legal power and authority to execute this Contract and to perform the terms, conditions and provisions thereof.

      (b) AUTHORIZATION. The execution and delivery by the Contractor of this Contract has been duly authorized by all requisite corporate action.

      (c) ENFORCEABILITY. This Contract constitutes the legal, valid and binding obligation of the Contractor, enforceable in accordance with the terms thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

      (d)   NO CONFLICT.  Neither the execution,  delivery or performance by the
            Contractor  of  this   Contract,   nor  the   consummation   of  the
            transactions contemplated thereby, will result in:


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            (i)   a  violation  of, or a conflict  with,  any  provision  of the organizational documents of the Contractor;

            (ii) a contravention or breach of, or a default under, any term or provision of any material contract, agreement or instrument to which the Contractor is a party or by which it or its property may be bound, which contravention, breach or default could be reasonably expected to have a material adverse effect on the ability of the Contractor to perform its obligations under this Contract to consummate the transactions contemplated by this Contract; or

            (iii) a violation by the Contractor of any Law.

      (e) NO VIOLATION OF LAW. It is not in violation of any Law promulgated, or judgment entered, by any governmental authority, which violations, individually or in the aggregate, would adversely affect it or its performance of any obligations hereunder.

      (f) LITIGATION. There are no actions, suits or proceedings, now pending or (to its best knowledge) threatened against it before any court or administrative body or arbitral tribunal that might materially adversely affect the ability of the Contractor or any Subcontractor to perform its obligations hereunder.

      (g) LICENSES. It will hold all national, provincial, local and other Permits required to allow it to operate or conduct its business now and as contemplated by this Contract.

      (h)   QUALIFICATIONS. It has:

            (i) examined the Contract Documents thoroughly and has become familiar with their terms;

            (ii) full experience and proper qualifications to perform the Work and to construct the Outside Plants; and

            (iii) taken reasonable steps to ascertain the nature and location of the Work, the general character and accessibility of the Outside Plant build-out, the existence of above-ground obstacles to construction, and other general and local conditions (including labor, safety and environmental) that might affect its performance of the Work; but the Contractor has not carried out a detailed survey of the proposed route and has not established whether unconditional Wayleaves will be available for the whole of the proposed route; accordingly, the Contractor does not warrant that the whole of the proposed route will be suitable or feasible and does not warrant the precise nature or scope of the work which will be required.


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37.2. THE  DEVELOPER'S  REPRESENTATIONS  AND  WARRANTIES.  The Developer  hereby represents and warrants that:

      (a) ORGANIZATION; POWER AND AUTHORITY. It is a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG duly organized and validly existing under the laws of Germany, and is qualified to do business in Germany and in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, and has all requisite legal power and authority to execute this Contract and to perform the terms, conditions and provisions thereof.

      (b) AUTHORIZATION. The execution and delivery by the Developer of this Contract has been duly authorized by all requisite corporate action.

      (c) ENFORCEABILITY. This Contract constitutes the legal, valid and binding obligation of the Developer, enforceable in accordance with the terms hereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

      (d) NO CONFLICT. Neither the execution, delivery or performance by the Developer of this Contract, nor the consummation of the transactions contemplated thereby, will result in:

            (i) a violation of, or a conflict with, any provision of the organizational documents of the Developer;

            (ii) a contravention or breach of, or a default under, any term or provision of any material contract, agreement or instrument to which the Developer is a party or by which it or its property may be bound, which contravention, breach or default could be reasonably expected to have a material adverse effect on the ability of the Developer to perform its obligations under this Contract to consummate the transactions contemplated by this Contract; or

            (iii) a violation by the Developer of any Law.

      (e) NO VIOLATION OF LAW. It is not in violation of any Law promulgated, or judgment entered, by any governmental authority, which violations, individually or in the aggregate, would adversely affect it or its performance of any obligations hereunder.

      (f) LITIGATION. There are no actions, suits or proceedings, now pending or (to its best knowledge) threatened against it before any court or administrative body or arbitral tribunal that might materially adversely affect the ability of the Developer to perform its obligations hereunder.


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      (g)   LICENSES.  It will hold (either directly,  through its Affiliates or by contract) all national, provincial, local and other Permits required to allow it to operate or conduct its business now and as contemplated by this Contract.

37.3. REPRESENTATIONS   AND   WARRANTIES  OF  THE  OWNERS.   Each  Owner  hereby
      individually represents and warrants to the Contractor that:

      (a) FUNDING FOR THE CONTRACT. It has provided to the Developer an irrevocable letter of credit for the benefit of the Developer which permits the Developer to draw upon such letter of credit by presentation of a sight draft to the issuing bank to obtain funds to pay, among other things, the Owner's share of payments due to the Contractor hereunder.

      (b) ORGANIZATION; POWER AND AUTHORITY. It is a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG (or, in the case of Carrier 1, an OFFENE HANDELSGESELLSCHAFT) duly organized and validly existing under the laws of Germany, and is qualified to do business in Germany and in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, and has all requisite legal power and authority to execute this Contract and to perform the terms, conditions and provisions thereof.

      (c) AUTHORIZATION. Its execution and delivery of this Contract has been duly authorized by all requisite corporate action.

      (d) ENFORCEABILITY. This Contract constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

      (e)   NO CONFLICT.  Neither the execution,  delivery or performance by the
            Contractor  of  this   Contract,   nor  the   consummation   of  the
            transactions contemplated thereby, will result in:

            (i) a violation of, or a conflict with, any provision of the organizational documents of such Owner;

            (ii) a contravention or breach of, or a default under, any term or provision of any material contract, agreement or instrument to which such Owner is a party or by which it or its property may be bound, which contravention, breach or default could be reasonably expected to have a material adverse effect on the ability of such Owner to perform its obligations under this Contract to consummate the transactions contemplated by this Contract; or

            (iii) a violation by such Owner of any Law.


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      (f)   NO VIOLATION OF LAW. It is not in violation of any Law  promulgated,
            or  judgment   entered,   by  any  governmental   authority,   which
            violations, individually or in the aggregate, would adversely affect it or its performance of any obligations hereunder.

      (g) LITIGATION. There are no actions, suits or proceedings, now pending or (to its best knowledge) threatened against it before any court or administrative body or arbitral tribunal that might materially adversely affect the ability of such Owner to perform its obligations hereunder.

      (h) LICENSES. It will hold (either directly, through its Affiliates or by contract) all national, provincial, local and other Permits required to allow it to operate or conduct its business now and as contemplated by this Contract.

           SECTION 38. DISPUTE RESOLUTION AND CONSENT TO JURISDICTION

38.1. MUTUAL DISCUSSIONS; MEDIATION.

      (a) MUTUAL DISCUSSIONS. If a dispute or difference of any kind whatsoever shall arise between the Parties in connection with, relating to or arising out of this Contract, including the interpretation, performance, non-performance or termination of this Contract, the Parties shall attempt to settle such dispute in the first instance by mutual discussions between the Project Manager and the Developer's Representative.

      (b) SENIOR MANAGEMENT REVIEW. If any dispute or difference has not been resolved within a period of fifteen (15) Days of mutual discussions conducted in accordance with the foregoing clause (a) of this
            Section 38.1, or such longer time as is mutually agreed in writing, the dispute or difference shall be submitted for resolution to responsible senior management of each Party who are not directly involved with this Contract or the Systems, who shall (i) meet in person, (ii) allocate sufficient time and resources for thorough consideration of all relevant matters and (iii) endeavor to resolve the relevant dispute or difference within fifteen (15) Days of the matter being referred to them.

      (c) MEDIATION. In the event that any dispute or difference has not been resolved within thirty (30) Days (unless the Parties mutually agree to a longer period) of senior-management discussions carried out in accordance with the preceding clause (b) of this Section 38.1, the Parties shall endeavor to settle the same by non-binding mediation under the Construction Industry Mediation Rules of the American Arbitration Association prior to any litigation in respect thereof.

38.2. CONSENT TO JURISDICTION. The Parties hereto agree that, without limiting the ability of either Party to appeal an order of any such court, the United States District Court for the Southern District of New York and state courts located in the State of New York shall have exclusive jurisdiction to enforce the terms of this Contract and to decide any claims or disputes that may arise or result from, or be connected with,


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      this  Contract  and any  superseding  agreement,  any  breach  or  default hereunder or thereunder, or the transactions contemplated herein or therein. Any and all claims, actions, causes of action, suits or proceedings relating to the foregoing shall be filed and maintained only in such courts, and the Parties hereto hereby irrevocably consent and submit to the jurisdiction of such courts. If an action, suit or proceeding is instituted in the United States District Court for the Southern District of New York or a state court located in the State of New York, each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that:

      (a)   it is not subject personally to the jurisdiction of such court;

      (b)   such action, suit or proceeding is brought in an inconvenient forum;

      (c)   the venue of such action, suit or proceeding is improper; or

      (d) this Contract and any superseding agreement or the subject matter hereof or thereof may not be enforced in or by such court.

      Any and all service of process, and any other notice in any such action, shall be given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such a Party as herein provided. The Parties agree to and submit to enforcement of interim judgments issued in any such court.

                           SECTION 39. INDEMNIFICATION

39.1. CONTRACTOR TO INDEMNIFY. To the extent that any of the following Losses are not recoverable by the relevant Owner Persons out of the proceeds of insurance procured and maintained by the Contractor for the benefit of such Owner Persons in connection with this Contract, the Contractor shall be liable for, and shall indemnify, protect, defend and hold harmless each Owner Person from and against, all Losses (each of the following, an "INDEMNIFIABLE LOSS"), to the extent arising from:

      (a) any injury to, or death or disease of, any person, or any damage to, or loss of use of, any property or asset based upon, arising under or otherwise related to the negligent act or omission of any Contractor Person in connection with the performance of this Contract; or

      (b) any infringement or claimed infringement of intellectual property rights to the extent provided in Section 11.1(b) hereof; or

      (c) any act or omission of any Contractor Person that violates any Law or any Tax requirement; or

      (d) the discharge or presence of any environmentally hazardous construction waste generated from the Contractor's Work, excluding any such environmentally hazardous construction waste the sole source of which was pre-existing environmental contamination at the Site.


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

39.2 OWNERS TO INDEMNIFY. To the extent that any of the following Losses are not recoverable by the relevant Contractor Person out of the proceeds of insurance procured and maintained by either of the Contractor or the Owners (acting by and through the Developer in the procurement and maintenance thereof) in connection with this Contract, each Owner shall (to the pro rata extent of its ownership interest in the Outside Plants) be liable for, and shall indemnify, protect, defend and hold harmless each Contractor Person from and against, all Losses to the extent arising from:

      (a) any infringement or claimed infringement of intellectual property rights as described in Section 11.1(a) hereof; or

      (b)   any act or omission of any Owner Person that violates any Law.

39.3 CONDITIONS TO EFFECT INDEMNIFICATION. Each Party's obligations with respect to indemnification as set forth in Sections 11.1(a), 11.1(b), 28.5 and 39.1 and 39.2 shall be subject to the conditions that (a) the indemnitee provides the indemnitor reasonably prompt Notice of any claim or suit brought; (b) the indemnitee cooperates in the defense of any such claim or suit; and (c) the indemnitor has the sole control of the defense and settlement to the extent of the indemnitor's liability for any such claim or suit, provided that the indemnitor shall confirm in writing its obligation to indemnify the indemnitee with respect to all cost and expenses with respect to such claim or suit. The above referenced indemnification provisions shall only apply to occurrences during the performance of the Work and neither Party shall have any obligation to indemnify against any claim or suit occurring after the expiration of a period of two (2) years after the Final Acceptance Date.

                            SECTION 40. RISK OF LOSS

40.1. GENERALLY. Notwithstanding that title in whole or in part to the Work may have passed to any Owner pursuant to Section 36 hereof, the Contractor shall retain the risk of loss and remain and be responsible to each affected Owner (acting by and through the Developer in the enforcement thereof) to make good for Loss or damage to the Outside Plants or Work (including the Owner Procured Equipment as described in APPENDIX 3 but specifically excluding the Nortel switching equipment identified in the second paragraph of Section 3.1 of APPENDIX 2, subject to the proviso below) arising from any cause (other than the negligent or willful acts or omissions of Owner Persons) whatsoever from the date hereof until (i) the RFS Date, or (ii) the issuance of a Certificate of Commercial Acceptance (but only to the extent that such supplies or Work constitute part of the RFCS Portion), whichever is earlier, in accordance with Section 31 hereof; PROVIDED, that in the case of such Nortel switching equipment, any insurance proceeds received by the Contractor relating thereto shall be used to repair or replace such Nortel switching equipment or shall be delivered to the Developer, at the Developer's option.


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40.2. PAYMENTS TO THE OWNERS. Where the Contractor has not, either in accordance with the terms of this Contract or otherwise, without cost or expense to the affected Owner, corrected any damage to any Outside Plant or any portion thereof with respect to which it retains the risk of loss, the Contractor shall pay to the Developer, for the benefit of such Owner, compensation equal to the expenses reasonably incurred by or on behalf of such Owner of correcting such damage or other loss. This Section 40 is without prejudice to the obligations of the Contractor under any other provision of this Contract.

                              SECTION 41. INSURANCE

41.1. TYPES OF INSURANCE. The Contractor shall, at its own expense, provide insurance to the reasonable satisfaction of the Developer until the RFS Date or Final Acceptance Date, as applicable, of the types and in the coverage amounts specified in APPENDIX 6 hereto, and the costs of doing so shall be Reimbursable Costs hereunder.

41.2. NOTICE OF CANCELLATION. All of the insurance coverages shall provide that, prior to any cancellation or material change thereto initiated by the insurers, a thirty (30) Day written Notice shall be forwarded to the Developer.

41.3. COPIES. The Contractor shall furnish the Developer with certificates of insurance (as accompanied by appropriate documentation to establish the inclusion in each relevant policy of all terms and conditions as are required hereunder or in any Contract Document for inclusion therein) to verify that the Contractor has complied with the insurance requirements under this Contract.

41.4. FAILURE TO MAINTAIN INSURANCE. If the Contractor fails to effect or keep in force any of the insurance required by this Section 41, the Developer may, without prejudice to any other rights it or any Owner may have under this Contract, effect and keep in force any such insurance and pay the premium due or take out new insurance satisfactory to the Developer.

41.5. COMPLIANCE WITH POLICIES. The Contractor shall comply with all terms, conditions and guaranties contained in all policies relating to the insurance required by this Section 41 and shall make all reasonable efforts so that its insurance brokers and insurers give the Developer such information in respect thereto as the Developer may reasonably request.

41.6. CLAIM INFORMATION. The Contractor shall notify the insurers promptly and shall supply all necessary information concerning any occurrence that may give rise to a claim under the above insurance policies in order to expedite the processing of the claim.

41.7. REMEDY OF LOSS OR DAMAGE. Following a loss or damage, the Contractor shall remedy any such loss or damage with due diligence and dispatch and shall not wait for any insurance proceeds to effect the repairs.

41.8. INSOLVENCY OF INSURERS. The insolvency, liquidation, bankruptcy or failure of any insurer providing insurance for the Contractor or any Subcontractor, or failure of any such insurer to pay claims accruing, shall not be considered a waiver of, nor shall it excuse the Contractor


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      from complying with, any of the provisions of this Contract.

             SECTION 42. DOCUMENTS, INFORMATION AND CONFIDENTIALITY

42.1. GENERALLY. All drawings, diagrams, specifications and any other information to be provided by the Contractor to the Developer under this Contract shall be supplied by the Contractor in accordance with the specified procedures and schedules set forth in the Technical Requirements (including the Network Description and Project Scope). The Contractor shall be solely responsible for any delay resulting from failure on its part to provide such drawings, diagrams, specifications or other information to the Developer within the times required.

42.2. THE CONTRACTOR TO RETAIN DRAWINGS. All drawings and documents held by the Contractor at the RFS Date shall be retained by the Contractor during the Warranty Period to enable the Contractor to supply any replacement parts or extensions to any Outside Plant if these shall subsequently be required. At the Developer's request, the Contractor shall provide the Developer with access to all such documents.

42.3. CONFIDENTIALITY.

      (a) GENERALLY. All drawings, diagrams, specifications or other information supplied in connection with this Contract by or on behalf of either Party (such disclosing Party or person acting on its behalf, the "DISCLOSING PARTY") to the other Party (such recipient Party, together with its directors, officers, employees, agents or subcontractors or any of their respective directors, officers, employees, agents or subcontractors, the "RECIPIENTS") that are marked or designated by the Disclosing Party as being confidential and proprietary shall be used solely in assisting the Recipients in performance of this Contract and shall not, at any time earlier than the third (3rd) anniversary of the latest RFS Date hereunder be disclosed by such Recipients to any third party without the prior written consent of the Disclosing Party, except as expressly permitted under clause (b) of this Section 42.3. Each Party hereto shall ensure that each potential Recipient under its control or acting on its behalf in connection with this Contract is subject to appropriate confidentiality undertakings with respect to all information disclosed hereunder.

      (b) Notwithstanding the absence of the Disclosing Party's prior written consent, any Recipient may disclose information furnished hereunder:

            (i) as necessary for the performance of this Contract (and then only under conditions of confidentiality as set forth herein);

            (ii)  as required by Law or pursuant to court order;

            (iii) if it is or  becomes  generally  available  to the  public  by
                  publication   or  otherwise,   other  than  by  disclosure  in
                  violation of this Section 42;


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            (iv)  if it was within  any  Recipient's  possession  prior to being furnished to a Recipient by or on behalf of the Disclosing Party;

            (v) if it becomes available to the Recipient on a non-confidential basis; or

            (vi) if it was independently developed by the Recipient without reference to the information provided by or on behalf of the Disclosing Party.

            To the extent practicable, any Recipient shall give reasonable advance Notice to the Disclosing Party prior to any disclosure pursuant to Section 42.3(b)(ii) hereof.

      (c) TITLE TO INTELLECTUAL PROPERTY. The copyright and all other forms of intellectual property in all drawings, specifications and data issued by either Party in connection with this Contract shall remain the property of that Party; PROVIDED that any drawings, specifications and data relating specifically to the Outside Plants (as distinguished from the Contractor's standard products and services) provided by or on behalf of any Contractor Person to the Developer for the benefit of the Owners shall become the property of each such Owner (in proportion to its respective ownership interest in the Outside Plants) and the Contractor hereby so assigns to each Owner all of its right, title and interest, that now exists or may arise in the future, in and to such drawings, specifications and data. The Developer and each of the Owners shall have the right to use and reproduce all drawings, diagrams and specifications and other information provided by or on behalf of the Contractor for its own use in connection with the operation, marketing and maintenance of the Outside Plants and interconnection with other systems, but not for other commercial purposes.

                              SECTION 43. PUBLICITY

No publicity relating to this Contract or the Work shall be published in any newspaper, magazine, journal or any other written, oral or visual medium without the prior written approval of the Developer's Representative.

            SECTION 44. CORRUPT GIFTS AND THE PAYMENT OF COMMISSIONS

44.1. GIFTS, ETC. THE CONTRACTOR:

      (a)   represents and warrants that no Contractor Person has; and

      (b)   covenants that no Contractor Person shall,

      offer or give or agree to give to any Owner Person any gift, commission, rebate or consideration of any kind as an inducement or reward for doing, influencing or carrying out any act in relation to the obtaining or execution of this Contract or for showing any favor or disfavor to any Person in relation to this Contract.


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44.2. PAYMENTS.  The  Contractor  covenants  that  neither  it,  nor  any  other
      Contractor Person, shall, directly or indirectly:

      (a) offer, pay, promise to pay or authorize the payment of any money, or offer, give, promise to give or authorize the giving of anything of value to any foreign (non-U.S.) government official or any foreign political party, official thereof or candidate for political office for purposes of influencing any act or decision of such government official or political party, official or candidate, or inducing such government official or political party, official or candidate to use its or its influence with the government or instrumentality thereof to influence any act or decision of such government or instrumentality;

      (b) offer, pay, promise to pay or authorize the payment of any money, or offer, give, promise to give or authorize the giving of anything of value to any Person while knowing or having a reason to know that all or a portion of such money or thing of value will be offered or given to any such government official or any such political party, official thereof or candidate for political office for purposes of influencing any act or decision of such government official or political party, official or candidate, or inducing such government official or political party, official or candidate to use its or its influence with respect to any act or decision of such government or instrumentality;

      (c) use fictitious, inflated, duplicate, anonymous, inadequate, unrecorded or otherwise false accounts, transfers, records, reports, documents or bookkeeping entries for the purpose of (i) concealing, mislabeling, misstating, omitting or otherwise falsifying the existence, source or application of funds for the uses proscribed by
            Section 44.2(a) or 44.2(b) hereof, (ii) excluding them from the Developer's or any Owner's usual system of financial accountability or (iii) obtaining approval by any Owner Person of any activities proscribed by Section 44.2(a) or 44.2(b) hereof.

44.3. FOREIGN CORRUPT PRACTICES ACT. The Contractor acknowledges that the prohibitions set forth in Section 44.2 hereof conform to the requirements of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and shall apply to all activities of each Contractor Person, notwithstanding the fact that such activities may be permitted by the standards or customs of countries other than the United States.

44.4. PERMITTED ACTIVITIES. Section 44.2 hereof does not prohibit:

      (a) the normal extension of those common courtesies and social amenities (including meals, holiday gifts and tips of nominal amounts) consistent with ethical business practices that are offered and received on a basis of friendship or hospitality, and without the expectation of anything in return, and are of too little value, duration or frequency to give even the appearance of impropriety; PROVIDED that the cost thereof is properly identified and disclosed on the books of the Developer or relevant Owner;

      (b) the payment of commissions or fees to responsible and qualified consultants, agents, marketing representatives, attorneys and others for necessary and legitimate services actually performed; PROVIDED that the amount paid is reasonably related to the value of such services or the benefits resulting therefrom;

      (c) payments to Persons whose duties are essentially ministerial or clerical, which are not intended to influence the misuse of official position, but rather are intended to encourage the lawful use of official position to expedite a matter or to act with respect to matters not involving any discretion; or

      (d)   any  payment to a  government  official,  employee or agency that is
            specifically   required  by  Law,   regulation  or  decree   equally
            applicable to all similarly situated companies.

44.5. MATERIALITY. Breach of this Section 44 may render the Contractor, its Subcontractors and agents liable to punishment by Law, and any such breach shall constitute an Event of Default.

                               SECTION 45. NOTICES

45.1. METHODS AND EFFECTIVENESS. All notices, requests, consents and other communications hereunder (each, a "NOTICE") shall be in writing and shall be delivered by one or more of the following methods:

===================================================================
METHOD                                DATE OF EFFECTIVENESS
===================================================================
Personal delivery                     Date delivered
===================================================================
Facsimile  with  return  confirmation Date   sent   if    received
of transmission                       during    normal    business
                                      hours,  otherwise  the  next
                                      Business Day
===================================================================
Nationally    recognized    overnight Business  Day after the date
courier service                       sent  if  within   the  same
                                      country,  otherwise the date
                                      delivered
===================================================================
Firstclass  certified mail,  postage Fifth Day after the date sent prepaid and return receipt requested
===================================================================


45.2. ADDRESSES.  Unless otherwise notified in writing, for the purposes of this
      Section 46, the addresses and facsimile numbers of the Parties are:

      (a)   THE CONTRACTOR. If to the Contractor, at the following addresses:

            Bechtel Limited c/o Bechtel Overseas Corporation
            c/o Pipeline Engineering GmbH
            Kallenbergstrasse 5
            D-45141 Essen
            GERMANY
            Attention: Mr. Allan L. Aldridge, Project Manager
            Facsimile:  +49-201-320-5309

            WITH A COPY TO:

            Bechtel Limited
            P.O. Box 739
            London W6 8DP
            UNITED KINGDOM
            Attention: Mr. William W. West, Project Director
            Copy: Mr. George B. Baber, General Manager
            Facsimile: +44-181-846-4938

            AND AN ADDITIONAL COPY TO:

            Bechtel Corporation
            50 Beale Street
            San Francisco, CA 94105
            Attention:  General Counsel
            Facsimile:  +1-415-768-1777

      (b)   THE DEVELOPER. If to the Developer, at the following address:

            ViCaMe Infrastructure Development GmbH
            c/o Viatel U.K.
            Parnell House
            25 Wilton Road
            London  SW1V 1EJ
            UNITED KINGDOM
            Attention:  Mr. John Langmaid, Project Manager
            Facsimile:   +44-171-828-1907

            AND A COPY TO:

            Viatel, Inc.
            685 Third Avenue
            New York, New York 10017
            UNITED STATES OF AMERICA
            Attention:  General Counsel
            Facsimile:  +1-212-350-9250

      (c) THE OWNERS. Notwithstanding Section 2.1(b) hereof, in the event that notice must be given pursuant to this Contract to any Owner or Owners, such notice shall be provided as follows:

            (i) VIATEL. If to Viatel, at the addresses for the Developer specified above in paragraph (b).

            (ii)  MFN. If to MFN, at the following address:

                  Metromedia Fiber Network, Inc.
                  Zeil 5
                  60308 Frankfurt Main
                  GERMANY
                  Facsimile:  +1-49-69-297-24200

                  WITH A COPY TO:

                  Metromedia Fiber Network, Inc.
                  One North Lexington Avenue
                  White Plains, New York  10601
                  Attention:   President
                  Facsimile:  +1-914-421-6777

                  AND AN ADDITIONAL COPY TO:

                  Metromedia Fiber Network, Inc.
                  One Meadowlands Plaza
                  East Rutherford, New Jersey  07073-2137
                  Attention:  General Counsel

            (iii) CARRIER 1. If to Carrier 1, at the following address:

                  Carrier 1 Fiber Network GmbH & Co. oHG
                  Lyoner Stra(beta)e 15
                  60528 Frankfurt am Main
                  Germany

                  WITH A COPY TO:

                  Carrier 1 Fiber Network GmbH & Co. oHG
                  Militarstrasse 36
                  CH-8004  Zurich
                  SWITZERLAND
                  Attention:  President
                  Facsimile:  +41-1-297-2601

                  AND AN ADDITIONAL COPY TO:

                  Providence Equity Partners Inc.
                  901 Fleet Center
                  50 Kennedy Plaza
                  Providence, Rhode Island  02903
                  Attention:  Managing Director
                  Facsimile:  +1-401-751-1790

      or to such other place and with such other copies as either Party may designate as to itself by written Notice to the other Party.

45.3. ENGLISH LANGUAGE. Except where otherwise provided, all documents relating to this Contract and all communications between the Parties shall be in the English language.

                            SECTION 46. NO CONFLICTS

The Contractor represents and warrants that it has not, nor will it hereafter enter into, any contract with any customer, and has not, and will not, take or omit any action, in either case that could jeopardize its ability to perform its obligations under this Contract.

                            SECTION 47. MISCELLANEOUS

47.1. HEADINGS. For the purposes of interpretation, the headings of the Sections hereof shall not be deemed to form part of this Contract.

47.2. GOVERNING LAW. THIS CONTRACT SHALL IN ALL RESPECTS BE CONSTRUED AND GOVERNED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), BUT, TO THE FULLEST EXTENT PERMITTED BY LAW, EXCLUDING ALL OTHER CHOICE-OF-LAW AND CONFLICTS-OF-LAW RULES.

47.3. SEVERABILITY. If any provision of this Contract shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Contract, but rather the entire Contract shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and rights and obligations of all Parties shall be construed and enforced accordingly.

47.4. INTEGRATION.   This  Contract   supersedes   all  prior  oral  or  written
      understandings between the Parties and, constitutes the entire agreement with respect to the subject matter of this Contract.

47.5. AMENDMENTS AND WAIVERS.

      (a) AMENDMENTS. This Contract and any of its provisions may be amended, supplemented or otherwise modified by another agreement in writing signed by a duly authorized person on behalf of each Party.

      (b) WAIVERS. Any provision of this Contract may be waived if, and only if, such waiver is in writing and signed by the Party against whom the waiver is to be enforced. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

47.6. FURTHER ASSURANCES. The Contractor shall provide any and all such cooperation and assistance as the Developer may reasonably request in connection with the implementation of this Contract and the engineering, procurement and construction of the Outside Plants. Specifically, the Contractor shall promptly provide any technical, engineering, financial or other information that the Developer is entitled to under this Contract, whenever requested by the Developer, including in connection with any requests by, filings to, or regulatory requirements of, Governmental Authorities.

47.7. COUNTERPARTS. This Contract may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original. Such counterparts together shall constitute but one Contract.

47.8. SUCCESSORS AND ASSIGNS. This Contract shall be binding upon, and is solely for the benefit of, each Party, its successors and permitted assignees. The Developer or any Owner may assign its interest in this Contract without the consent of the Contractor to any Affiliate or group of Affiliates, and such assignment shall be effective immediately upon the Developer's provision of Notice thereof to the Contractor in accordance with Section 2.3(a) hereof. The Contractor may not assign its interests in this Contract without the written consent of the Developer.

47.9. NO THIRD PARTY BENEFICIARIES. Unless otherwise expressly stipulated herein, nothing in this Contract is intended to confer upon any Person other than each Party, its successors and permitted assignees any rights or remedies of any nature whatsoever under or by reason of this Contract.

47.10.UNITED  NATIONS  CONVENTION  ON CONTRACTS  FOR THE  INTERNATIONAL  SALE OF
      GOODS. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Contract.

47.11.REMEDIES CUMULATIVE. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Parties have duly executed this Contract as of the date first set forth above.


                                 BECHTEL LIMITED


                                 By  /s/ George Edwin Conniff, Jr.
                                   ____________________________________
                                 Name:  George Edwin Conniff, Jr.
                                 Title: President


                                 VICAME INFRASTRUCTURE DEVELOPMENT GmbH



                                 By /s/ Sheldon M. Goldman
                                   ____________________________________
                                 Name:  Sheldon M. Goldman
                                 Title: Managing Director


                                 VIATEL GERMAN ASSET GmbH



                                 By  /s/ Sheldon M. Goldman
                                   ____________________________________
                                 Name:  Sheldon M. Goldman
                                 Title: Managing Director


                                 METROMEDIA FIBER NETWORK GmbH



                                 By  /s/ Richard E. Nohe
                                   ____________________________________
                                 Name:  Richard E. Nohe
                                 Title: Managing Director


                                 CARRIER 1 FIBER NETWORK GmbH & Co. OHG


                                 By/s/ Edward Gross
                                      ____________________________________
                                 Name:  Edward Gross
                                 Title: Managing Director

                                                                  EXECUTION COPY

                                    ADDENDUM
                                       TO
                              AMENDED AND RESTATED
                            ENGINEERING, PROCUREMENT
                            AND CONSTRUCTION CONTRACT
                              (OUTSIDE PLANT WORK)

                         DATED AS OF NOVEMBER 15, 1999,
                        EFFECTIVE AS OF FEBRUARY 19, 1999

                                     BETWEEN
                          BECHTEL LIMITED AS CONTRACTOR

                                       AND

               VICAME INFRASTRUCTURE DEVELOPMENT GMBH AS DEVELOPER

                                       and

                        VIATEL GERMAN ASSET GMBH AS OWNER

                                       AND

                     METROMEDIA FIBER NETWORK GMBH AS OWNER

                                       AND

                 CARRIER 1 FIBER NETWORK GMBH & CO. OHG AS OWNER

                     ---------------------------------------

                       GERMAN NETWORK DEVELOPMENT PROJECT

                             GND No. 1 and GND No. 2

     ADDENDUM TO AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT (OUTSIDE PLANT WORK), dated as of November 15, 1999, effective as of February 19, 1999, among and between BECHTEL LIMITED, a United Kingdom limited liability company (the "CONTRACTOR"); and VICAME INFRASTRUCTURE DEVELOPMENT GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany (the "DEVELOPER"); and VIATEL GERMAN ASSET GmbH, a GESELLSCHAFT MIT
BESCHRANKTER HAFTUNG organized under the laws of Germany ("VIATEL"); and METROMEDIA FIBER NETWORK GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany ("MFN"); and CARRIER 1 FIBER NETWORK GmbH & Co. OHG, an OFFENE HANDELSGESELLSCHAFT organized under the laws of Germany ("CARRIER 1"), with each of Viatel, MFN and Carrier 1 acting as an Owner hereunder, and hereinafter individually referred to as an "OWNER" or, collectively, as the "OWNERS".

                              W I T N E S S E T H :

     WHEREAS, the parties have entered into the Amended and Restated Engineering, Procurement and Construction Contract (Outside Plant Work), dated as of November 15, 1999, effective as of February 19, 1999 (the "AMENDED EPC CONTRACT"); and

     WHEREAS, the parties desire to adopt this Addendum to the Amended EPC Contract to clarify certain matters.

     NOW, THEREFORE, the parties, in consideration of the mutual undertakings herein expressed, covenant and agree with each other as follows:

     1. ADDENDUM TO THE AMENDED EPC CONTRACT. The Amended EPC Contract shall be and hereby is amended as follows:

          1.1 Section 9.2 of the Amended EPC Contract shall be and is hereby deleted in its entirety and the following language shall be and is substituted therefor:

          "9.2 ACCESS TO RECORDS. The Contractor shall, during the period in which Contractor is required to compile and maintain books, records, vouchers and accounts pursuant to Section 9.1 hereof, give each Owner Person access to all documentation and records required to be kept, obtained and maintained pursuant to Section 9.1 hereof; PROVIDED, HOWEVER, that with respect to all such books, vouchers, documentation and records created prior to the execution date of this Contract (the "PRE-CONTRACT EXECUTION PERIOD"), the Contractor shall provide all such material to the Owner Persons to the extent and in the form it exists and to provide it in a format the Developer or such Owner Person may reasonably request, to the extent to which it has not previously been delivered. The Contractor shall not destroy any such documentation or records without affording the Developer an opportunity to review or copy the same. At the Developer's request, prior to Final Acceptance, copies of all documentation and records required to be kept, obtained and maintained pursuant to Section 9.1 hereof shall be delivered to the Developer (subject to any confidentiality obligations under Section 42 hereof).

          Notwithstanding any of the foregoing, with respect to the Pre-Contract Execution Period, the Contractor shall be relieved of any obligation to provide any Owner Person with access to or copies of documentation of the nature set forth in Section 9.1 hereof that were not in existence during the Pre-Contract Execution Period. To the extent that such documentation was in existence during the Pre-Contract Execution Period and in Contractor's possession, the provisions of the first paragraph of Section
     9.1 hereof shall apply to such documentation."

1.2 The definition of "Warranty Period" contained in Exhibit 1 to the Amended EPC Contract shall be and is hereby deleted in its entirety and the following language shall be and is substituted therefor:

            "WARRANTY  PERIOD" [REDACTED]

     2. REFERENCE TO AND EFFECT ON THE AMENDED EPC CONTRACT. Each reference in the Amended EPC Contract to "the Contract," "this Contract," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Amended EPC Contract as amended hereby. The Amended EPC Contract, as amended hereby, shall remain in full force and effect.

     3. COUNTERPARTS. This Addendum may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    [remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Addendum as of the date first set forth above.

                                           BECHTEL LIMITED

                                           By: /s/ George Edwin Conniff, Jr.
                                              ______________________________
                                                Name: George Edwin Conniff, Jr.
                                                Title: President



VICAME INFRASTRUCTURE DEVELOPMENT GmbH     VIATEL GERMAN ASSET GmbH

By:  /s/ Sheldon M. Goldman                By:  /s/  Sheldon M. Goldman
   _________________________________          ______________________________
     Name:  Sheldon M. Goldman                  Name: Sheldon M. Goldman
     Title: Managing Director                   Title: Managing Director




METROMEDIA FIBER NETWORK GmbH              CARRIER 1 FIBER NETWORK
                                           GmbH & Co. OHG

By:  /s/ Richard E. Nohe                    By: /s/ Edward Gross
    _________________________________          ______________________________
    Name:  Richard E. Nohe                     Name:  Edward Gross
    Title: Managing Director                   Title: Managing Director

                                                                       EXHIBIT 1
                                                                   DEFINED TERMS

      "AFFILIATE" of any Person means any other Person that, directly or indirectly through one or more intermediaries, controls the first Person, or any other Person that is controlled by or under common control with the first Person. For the purposes of this definition, the term "CONTROL" shall be defined as direct or beneficial ownership of greater than fifty percent (50%) of the equity interests or greater than fifty percent (50%) of the voting control of an entity.

      "ALTERNATIVE WAYLEAVE" has the meaning ascribed thereto in Section 7.3 of the Contract.

      "BUSINESS DAY" means any Day, other than a Saturday, Sunday or national statutory holiday in any of Germany, the United Kingdom or the United States.

      "CABLE LINK" means each of (A) the two (2) subducts to be fully completed by the Contractor and (B) two (2) additional subducts to be completed by the Contractor without Fiber Optic Cable pulling, in each case, along the Scheduled Route as part of the Outside Plant, together with all materials, equipment and supply (including, without limitation, the Fiber Optic Cable as supplied by the Developer) to be annexed to, installed within or integrated into such subduct in accordance with the terms and conditions of this Contract and the Contract Documents.

      "CARRIER 1" has the meaning ascribed thereto in the preamble to the Contract.

      "CERTIFICATE OF COMMERCIAL ACCEPTANCE" has the meaning ascribed thereto in
Section 31.3 of the Contract.

"CERTIFICATE OF FINAL  ACCEPTANCE" has the meaning  ascribed  thereto in Section
31.6 of the Contract.

      "CERTIFICATE OF PAYMENT AND FINAL RELEASE" means the certificate delivered by the Contractor to the Developer in the form of Exhibit 3 to the Contract.

      "CERTIFICATE  OF RFS  ACCEPTANCE"  has the  meaning  ascribed  thereto  in
Section 31.2 of the Contract.

      "CHANGE EVENT" means any of the following: (a) a Regulatory Change; (b) a Wayleave or Permit Failure; (c) Owner-Caused Delay; (d) the Contractor's implementation of (i) any work-around plan approved by the Developer in respect of: Force Majeure Events or (ii) Alternative Wayleaves; (e) the Contractor's exercise of suspension rights pursuant to Section 24.4(a) of the Contract; (f) to the extent specified in Section 20.3 of the Contract, delays sustained by the Contractor in connection with the Developer's unwarranted exercise of inspection rights hereunder; (g) Unanticipated Site Conditions; and (h) any other grounds specifically referred to in the other provisions of this Contract that expressly entitle the Contractor to equitable relief pursuant to Section 15.1 of the Contract.

      "CODES AND STANDARDS" means the regulations, codes, standards, specifications, interpretations and other applicable requirements of any industrial association or professional discipline pertaining to or relating to any Outside Plant and the Work.

      "COMMERCIAL ACCEPTANCE DATE" means the date on which the Developer issues the Certificate of Commercial Acceptance in respect of any RFCS Portion.

      "CONTRACT" means Sections 1 through 47 of the Amended and Restated Engineering, Procurement and Construction Contract (Outside Plant Work), dated as of November 15, 1999, effective as of February 19, 1999, among the Contractor, the Developer and the Owners, including all Exhibits and Appendices thereto.

     "CONTRACT DOCUMENTS" means the items listed in Section 3.2 of the Contract.

      "CONTRACT VARIATION" has the meaning ascribed thereto in Section 15 of the Contract.

      "CONTRACTOR" has the meaning ascribed thereto in the preamble to the Contract.

      "CONTRACTOR INVOICE" means an invoice (a) prepared in form and substance satisfactory to the Developer, (b) naming each of the Owners as several obligors to the extent of the respective payments (and corresponding line items for Value Added Tax) specified thereon for such Owners and (c) submitted by the Contractor to the Developer in accordance with Section 12.5 of the Contract.

      "CONTRACTOR PERMITS" has the meaning ascribed thereto in Section 6.3(a) of the Contract.

      "CONTRACTOR PERSON" means (a) the Contractor, (b) any Subcontractor or (c) any subsidiary, Affiliate, agent, representative, director, manager, officer, employee (including the Project Manager), transferee, successor or assign of the Contractor or any Subcontractor.

      "CONTRACTOR SECURITY" means any of all of the Contractor Surety Bond, the Corporate Guarantee or the Retainage LC.

      "CONTRACTOR SURETY BOND" has the meaning ascribed thereto in Section 14.1 of the Contract.

      "CORPORATE GUARANTEE" means the corporate guarantee in favor of the Owners from Bechtel Corporation, a Nevada corporation, securing the payment and performance obligations of the Contractor hereunder, to be delivered in accordance with Section 14.1(a) of the Contract in the form set forth in Exhibit 6 hereto.

      "CRITICAL PATH ITEM" means each item of Work identified as such in the Milestone Schedule.

      "DAY" means the 24-hour period beginning and ending at 00.00 hours Central European Time.

      "DEFECTIVE WORK" means any portion of the Work that contains Defects.

      "DEFECTS" means:

            (a) when used with respect to structures, materials and supplies provided by the Contractor as part of the Work, such items that are not:

                  (i) of good quality or free from improper workmanship and deficiencies; and

                  (ii) free from errors or omissions in design or manufacture in light of the Technical Requirements; and

            (b) when used with respect to the Work (including any and all design, engineering, startup activities, materials, equipment, tools, supplies, installation or quality-control activities) or any portion thereof:

                  (i)   it is not in  accordance  with the  Contract  Documents,
                        including,    without    limitation,    the    Technical
                        Requirements;

                  (ii) it is not provided in a workmanlike manner or is of improper or inferior workmanship; and

                  (iii) it would, in the Developer's  determination based on the results of the Contractor's inspection and testing activities (including, without limitation, the Performance Tests), adversely affect the ability of either Outside Plant to meet any of the Technical Requirements over the applicable Warranty Period.

      "DESIGNATED OWNER" has the meaning ascribed thereto in Section 36.1 of the Contract.

      "DEUTSCHE MARK" or "DM" means the lawful currency of Germany.

      "DEVELOPER" has the meaning ascribed thereto in the preamble to the Contract.

      "DEVELOPER'S  REPRESENTATIVE"  has the meaning ascribed thereto in Section
19.2 of the Contract.

      "DISCLOSING PARTY" has the meaning ascribed thereto in Section 42.3 of the Contract.

      "EURO" means the single currency of the European Monetary Union adopted by the Member States thereof to be effective as of January 1, 1999.

      "EVENT OF DEFAULT" has the meaning ascribed thereto in Section 24.1 of the Contract.

      "FIBER OPTIC CABLE" means the fiber optic cable, as specifically described in Appendices 2 and 3 to the Contract, to be procured by each Owner at its own cost and expense, and to be made available by the Developer for installation by the Contractor, as part of the Work, along the Scheduled Route.

      "FINAL ACCEPTANCE" means the issuance of the Certificate of Final Acceptance.

      "FINAL ACCEPTANCE DATE" means the date on which Final Acceptance of each Outside Plant occurs.

      "FINAL PAYMENT" has the meaning ascribed thereto in Section 12.3(c) of the Contract.

      "FIXED FEE" has the meaning ascribed thereto in Section 12.2 of the Contract.

      "FIXED PRICE CONTRACT" has the meaning ascribed thereto in the preamble of the Contract.

      "FORCE MAJEURE EVENT" has the meaning ascribed thereto in Section 18.1 of the Contract.

      "GENERAL WARRANTY" has the meaning ascribed thereto in Section 32.1 of the Contract.

      "GERMANY" means the Federal Republic of Germany, and includes all political or territorial subdivisions thereof.

      "GND NO. 1 OUTSIDE PLANT"  means  the  Outside  Plant  for  the  GND No. 1
System.

      "GND NO. 1 SYSTEM" means the fiber-optic telecommunications link, as more precisely described in the Network Description and Project Scope, beginning in Essen, Germany, and running south along the Scheduled Route in the direction of and terminating in Karlsruhe, Germany.

      "GND NO. 2 OUTSIDE PLANT"   means   the  Outside  Plant  for the GND No. 2
System.

      "GND NO. 2 SYSTEM" means the fiber-optic telecommunications link, as more precisely described in the Network Description and Project Scope, beginning in Essen, Germany, and running clockwise along the Scheduled Route connecting certain major population centers and terminating in Karlsruhe, Germany.

      "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "GUARANTEED RFS DATE" means, [REDACTED]

      "INCENTIVE FEE" has the meaning ascribed thereto in Section 12.2 of the Contract.

      "INDEMNIFIABLE LOSS" has the meaning ascribed thereto in Section 39.1 of the Contract.

      "INDEPENDENT EXPERT" has the meaning ascribed thereto in Section 15.2 of the Contract.

      "INITIAL PLANT  COMMISSIONING  REPORT" has the meaning ascribed thereto in
Section 31.1 of the Contract.

      "LAW" means any federal, state, provincial, local or other constitution, charter, act, statute, law, ordinance, code, rule, regulation, order, proclamation, specified standard or objective criteria, Permit, other approval or other legislative or administrative action of any Governmental Authority, including:

            (a)   a final decree, judgment or order of a court; and

            (b) any building code applicable to either Outside Plant.

      "LIEN" means any mortgage, pledge, lien, deed of trust, claim, charge, security interest, attachment or encumbrance of any kind, or any other similar type of preferential arrangement, including materialmen's, laborers', mechanics', Subcontractors' and vendors' liens, and including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof.

      "LIEN RELEASE" means the lien release executed and delivered by the Contractor in the form of EXHIBIT 4 hereto, which shall contain:

            (a) a waiver and release of any and all Liens arising from or relating to such portions of the Work to which any Contractor Invoice relates; and

            (b) a certification to the Developer for the benefit of the Owners that the Outside Plants and Work are free from Liens.

      "LOSSES" means all damages, obligations, debts, deficiencies, demands, judgments, causes of action, costs, charges, fines, penalties, claims, actions, proceedings, liabilities, losses, demands, suits, prosecutions or expenses (including reasonable attorney's fees, disbursements, costs, expenses and other charges).

      "MFN" has the meaning ascribed thereto in the preamble to the Contract.

      "MILESTONE EVENT" means any and all events for which an Activity Description and commencement and completion dates are provided in the Milestone Schedule.

      "MILESTONE SCHEDULE" means APPENDIX 4 to the Contract.

      "NETWORK DESCRIPTION AND PROJECT SCOPE" means APPENDIX 2 to the Contract.

      "NOTICE" has the meaning ascribed thereto in Section 45.1 of the Contract.

      "NOTICE OF  EXERCISE OF  REMEDIES"  has the  meaning  ascribed  thereto in
Section 24.1 of
the Contract.

      "NOTICE OF TERMINATION" has the meaning ascribed thereto in Section 27.1 of the Contract.

      "NOTICE OF TERMINATION FOR CONVENIENCE" has the meaning ascribed thereto in Section 23.1 of the Contract.

      "NOTICE OF TERMINATION  FOR DEFAULT" has the meaning  ascribed  thereto in
Section 24.1 of the Contract.

      "ODF" means each Optical Distribution Frame of a type and in the configuration specified in APPENDIX 2 to the Contract.

      "OUTSIDE PLANT" means the whole of the Fiber Optic Cable link, on an ODF-to-ODF basis (but excluding the Owner-Procured Equipment), along the Scheduled Route (together with all equipment, materials and supplies used or installed by the Contractor in the assembly, installation and interfacing of such Fiber Optic Cable in accordance with the Technical Requirements), as more particularly described in the Network Description and Project Scope.

      "OWNER-CAUSED DELAY" has the meaning ascribed thereto in Section 16.1 of the Contract.

      "OWNER DEFAULT" has the meaning ascribed thereto in Section 24.4 of the Contract.

      "OWNER ESCROW" has the meaning set forth in Section 12.3(f).

      "OWNER ESCROW AGREEMENT" means the Undertaking and Pledge and Security Agreement, dated as of February 19, 1999, entered into among and between the Developer, the Contractor, each Owner and the collateral agent signing as a party thereto in substantially the form of Exhibit 7 hereto, with such revisions that the collateral agent may reasonably require as a condition to its execution thereof.

      "OWNER LIEN" means any Lien created directly by the Developer or any Owner.

      "OWNER PERMITS" has the meaning ascribed thereto in Section 6.3(b) of the Contract.

      "OWNER PERSON" means:

            (a)   the   Developer,   the   Developer's   Representative,   QA/QC
                  Contractor, and the Vendors;

            (b) anyone else acting on behalf of the Developer or any Owner in connection with the Contract; and

            (c)   the  successors,   assigns,   employees,   agents,   officers,
                  directors and Affiliates of any of the foregoing.

      "OWNER-PROCURED EQUIPMENT" has the meaning ascribed thereto in Section 8.1 of the Contract.

      "OWNER-REQUESTED VARIATIONS" has the meaning ascribed thereto in Section 15.1(a) of the Contract.

      "OWNER SPECIFICATIONS" has the meaning ascribed thereto in Section 8.2(b) of the Contract.

      "PARTIES" means the Developer, the Contractor and the Owners.

      "PERFORMANCE   PARAMETERS"   means  all  such  performance   criteria  and
acceptable test-result data for the Outside Plants and the components thereof as set in Appendices 2 and 7 to the Contract.

      "PERFORMANCE TEST STANDARDS" means APPENDIX 7 to the Contract.

      "PERFORMANCE TESTS" means the Outside Plant tests conducted in accordance with the Technical Requirements.

      "PERMITS" means all:

            (a) permits, "no objections", permissions-in-principle, authorizations, consents, registrations, certificates, licenses, orders, work authorizations/visas, permissions for the operation of field equipment (including vehicles, machinery and communications equipment and facilities) and similar authorizations; and

            (b) consents, licenses, waivers, privileges, acknowledgements, agreements, concessions, approvals from and all other filings with and applications submitted to, any Governmental Authority or any other Person, but not including Wayleaves, Telecom Licenses or any of the foregoing which relate to the POPs.

      "PERSON" means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or Governmental Authority.

      "POP SITE" means, as described in the greater detail in the Network Description and Project Scope, each physical location of any facility designed to house termination and switching equipment for the Systems.

      "PRE-CONTRACT  EXECUTION  PERIOD"  has the  meaning  ascribed  thereto  in
Section 9.2 of the Contract.

      "PROJECT MANAGER" has the meaning ascribed thereto in Section 19.1 of the Contract.

      "PRUDENT PRACTICES" means: (a) in respect of any Work constituting engineering or construction-management work, those practices, methods, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by professional firms regularly performing engineering and construction-management services in Germany for facilities of the type and size similar to the System, and (b) in respect of any Work constituting procurement or contract-administration services, those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by professional firms regularly performing engineering and construction services in Germany for facilities of the type and size similar to the System, which, in each case, in the exercise of reasonable judgment and in the light of the facts known at the time the decision was made, are considered professional, safe and prudent practice in connection with the supervision of design, construction, installation and use of equipment, facilities and improvements, with commensurate standards of safety, performance, dependability, efficiency and economy.

      "PUBLIC CONTRACT" means any instrument or document relating to any Public Wayleave setting forth negotiated terms and conditions differing from, or supplemental to, the statutory terms and conditions applicable to Public Forms.

      "PUBLIC FORM" means any standard-form application, instrument or other document issued or utilized by, or required for submission to, any Governmental Authority in Germany that does not contain or require any negotiated provision or other special term or condition not otherwise set forth in applicable Laws and Codes and Standards of Germany.

      "PUBLIC NOTICE" means, in relation to any Wayleave, Permit or Site requirement or condition, any statement, report, comment or other indication by or attributable to any Governmental Authority, regardless of the means of communication or publication thereof, of which the Contractor knows or is aware.

      "PUBLIC WAYLEAVE" means any Wayleave along the Scheduled Route that is (i) subject to official grant by any appropriate Governmental Authority in Germany, and (ii) available to the general public upon uniform terms and conditions (or, in the case of Public Contracts, upon substantially uniform terms and conditions, subject to limited negotiation of certain provisions) as expressly set forth in applicable Laws and Codes and Standards of Germany.

      "PUNCH LIST" means the list prepared by the Developer identifying items of the Work that are incomplete or that contain Defects.

      "PUNCH LIST RESERVE" means an amount in cash equal to two hundred percent (200%) of the cost of completing or correcting all items identified on the Punch Lists prepared in connection with Commercial Acceptance or RFS Acceptance.

      "QA/QC CONTRACTOR" means the representative nominated by the Developer to facilitate the quality assurance/quality control program for the Outside Plants.

      "RECIPIENT" has the meaning ascribed thereto in Section 2.3 of the Contract.

      "REGULATORY CHANGE" means:

            (a) the adoption, enactment or application to either Party, the Work or any Outside Plant of any Law (including any Tax) or Codes and Standards of or in the United Kingdom, Germany, the European Union or the United States not existing or applicable to such Party or Outside Plant on the date of the Contract; or

            (b) any change in any Law (including any Tax) or Codes and Standards of or in the United Kingdom, Germany, the European Union or the United States or in the application thereof by a Governmental Authority after the date of the Contract, but not including any Law or Codes and Standards or application thereof in existence on the date of the Contract that, by its terms, becomes or will become effective and applicable to either Party or any Outside Plant after the date of the Contract.

      "REIMBURSABLE COSTS" shall mean those costs specified in APPENDIX 1 to the Contract, together with the Subcontractor Costs.

      "REIMBURSEMENT INVOICE" has the meaning ascribed thereto in Section 12.5(a) of the Contract.

      "REPEATERS" means the Owner-Procured Equipment of a type and in the configuration specified in the Network Description and Project Scope that is necessary to amplify the signal transmitted through the Fiber Optic Cable along the Scheduled Route.

      "REPEATER FACILITIES" means any and all equipment, materials and facilities (other than the Repeaters) to be furnished by the Contractor, as described in, and meeting the requirements of, the Network Description and Project Scope.

      "REPEATER SITE" means each physical location (including applicable fencing and parking areas) for any Repeaters or Repeater Facilities, as described in, and meeting the requirements of, the Network Description and Project Scope.

      "REPLACEMENT CONTRACTOR" has the meaning ascribed thereto in Section 25.1 of the Contract.

      "REPLACEMENT ITEM" has the meaning ascribed thereto in Section 32.6 of the Contract.

      "RETAINAGE  LC" means letter of credit  delivered by the Contractor to the
Developer  pursuant  to  Section  12.3(a)  of  the  Contract,   which  shall  be
substantially in the form of Exhibit 5 hereto.

      "RFCS PORTION" has the meaning ascribed thereto in Section 31.3 of the Contract.

      "RFCS SEGMENT" means each segment contained in the GND No. 2 Outside Plant, as described further in Section 12.2(b) of the Contract.

      "RFS ACCEPTANCE" means the issuance by the Developer of the Certificate of RFS Acceptance.

      "RFS DATE" means, in respect of each Outside Plant (or segment thereof), the date on which RFS Acceptance of such Outside Plant (or segment thereof) occurs, as determined in accordance with Section 31.2 of the Contract.

      "SCHEDULED ROUTE" means the Fiber Optic Cable route for each of the Systems, as more precisely identified in APPENDIX 2 of the Contract, as such route may be subject to change from time to time in accordance with and subject to the provisions of the Contract (including, without limitation, Section 15 thereof).

      "SCHEDULE RECOVERY PLAN" has the meaning ascribed thereto in Section 5.2 of the Contract.

      "SITE" means any location or locations at which any Contractor Person is at any time performing, or, as reflected in the Technical Requirements, is required to perform, the Work hereunder.

      "STORAGE AND MARKING PROCEDURES" means APPENDIX 8 to the Contract.

      "SUBCONTRACT" means any contract, or the conclusion of any contract, between the Contractor and any Subcontractor, or between any Subcontractor and any other Person, relating to the Work or any supply to be provided by such Subcontractor in respect of the Outside Plants.

      "SUBCONTRACTOR" means any contractor (other than the Contractor), vendor or supplier that contracts to perform services or provide supplies to the Contractor constituting part of the Work.

      "SUBCONTRACTOR COST" means any payment actually disbursed pursuant to any Subcontract to any Subcontractor.

      "SUBCONTRACTOR COST VERIFICATION" means the certification executed by the Contractor representing and confirming to the Owners that (i) either (a) the Contractor has, in fact, paid to the relevant Subcontractor(s) the full amount of Subcontractor Costs as to which such Subcontractor Cost Verification relates or (b) the Contractor will pay to the relevant Subcontractor(s) when such payment is due and (ii) to the best of the Contractor's knowledge and based on its full inspection as required hereunder, the relevant Subcontractor Supplies and Subcontractor Services are in accordance with the Technical Requirements and have been completed and delivered to the extent required under the relevant Subcontract for payment in respect thereof.

      "SUBCONTRACTOR SUPPLIES" means any and all materials, plant, machinery, equipment, hardware and other items provided by any Subcontractor pursuant to a Subcontract.

      "SUBCONTRACTOR SERVICES" means any and all services to be provided by any Subcontractor pursuant to a Subcontract.

      "SYSTEM" means each of the GND No. 1 System and the GND No. 2 System.

      "TAKE OVER" has the meaning ascribed thereto in Section 24.1 of the Contract.

       "TARGET COST" means DM [REDACTED], being the Total Completion Cost estimate agreed by the Parties as of the execution date of the Contract, which amount shall be fixed throughout the term of the Contract except as otherwise set forth in Section 15.1(b) of the Contract.

       "TAXES" means all taxes and duties of any type, including sales-of-goods taxes, value added taxes, customs duties or other levies and duties applicable to the performance of the Work hereunder, but excluding taxes, duties or other charges levied upon or attributable to the Parties' respective properties or incomes.

      "TECHNICAL REQUIREMENTS" means the following documents:

            (a) each of Appendices 1 through 11 to the Contract, and all of such Appendices collectively;

            (b)   the Vendor Specifications; and

            (c) the Owner Specifications.

      "TELECOM LICENSE" means any license or similar authorization of any Governmental Authority that a Person must hold in order to act as the owner or operator of telecommunications facilities in a relevant jurisdiction.

      "TERMINATION CLAIM" has the meaning ascribed thereto in Section 23.3 of the Contract.

      "TERMINATION  CLAIM  REVIEW  PERIOD" has the meaning  ascribed  thereto in
Section 23.3 of the Contract.

      "TERMINATION  FOR CONVENIENCE" has the meaning ascribed thereto in Section
23.1 of the Contract.

      "TERMINATION FOR DEFAULT" has the meaning ascribed thereto in Section 24.1 of the Contract.

      "TERMINATION  PAYMENT  (CONVENIENCE)"  has the meaning ascribed thereto in
Section 23.3 of the Contract.

      "TOTAL COMPLETION COST" means the total amount of the Reimbursable Costs paid or payable to the Contractor pursuant to the Contract.

      "TOTAL LIABILITY CAP" has the meaning ascribed thereto in Section 28.3 of the Contract.

      "TRANSFERRED PROPERTY" has the meaning ascribed thereto in Section 36.3 of the Contract.

      "UNANTICIPATED SITE CONDITION" means any physical condition of an environmental, geological or other material nature (whether natural or man-made) occurring or existing on, above or below the surface of any Site, excluding, however, any condition:

            (a) disclosed or referenced in (i) any Owner Specification or other Owner-or Developer-provided Notice, recommendation or technical information supplied in written format to the Contractor prior to the effective date of the Contract, or
                  (ii) any Law, Public Notice or Codes and Standards existing and effective as of the effective date of the Contract as to which a prudent contractor performing work identical to the Work would have informed itself; or

            (b) that is otherwise of a type that, given the scope of Work under this Contract and the Contract Documents (including the limitations on Site examination and investigative duties referenced in the preceding clause (a) of this definition), a prudent contractor performing work identical to that described in the Network Description and Project Scope would have undertaken, prior to execution of a contract identical to the Contract, to independently gather, examine or verify information with respect thereto; or

            (c) resulting directly from the willful or negligent act or omission of any Contractor Person.

      "UNITED STATES" means the United States of America.

      "UNUSUALLY SEVERE WEATHER CONDITIONS" means weather conditions occurring at any Site that are materially more severe than would reasonably be anticipated, based upon the weather pattern records for the most recent 10-year period maintained by appropriate Governmental Authorities in Germany for the time of year and geographical location at issue, by a prudent contractor conducting work similar to the Work.

      "VALUE ADDED TAX" means any value added tax applicable to or assessable in respect of the Work or any portion thereof by any Governmental Authority in Germany.

      "VENDOR" means each supplier of Owner-Procured Equipment identified in APPENDIX 3 to the Contract.

      "VENDOR SPECIFICATIONS" means the detailed specifications and related technical documentation, as identified by title or other relevant description in APPENDIX 2 to the Contract, prepared by each Vendor in respect of items of Owner-Procured Equipment, which specifications and documentation shall be provided by the Developer to the Contractor prior to the Contractor's scheduled commencement of any Work upon or involving any such items of Owner-Procured Equipment.

      "VIATEL" has the meaning ascribed thereto in the preamble to the Contract.

      "WARRANTY" means any General Warranty.

      "WARRANTY PERIOD" means, [REDACTED]

      "WAYLEAVE" means any right-of-way, easement, license, Permit (excluding construction Permits), franchise, crossing, joint-use arrangement or other access right (but excluding leases of existing transmission capacity or fiber optic cable from other telecommunications service providers) that may be identified by the Contractor to the Developer, and entered into by or on behalf of the Owners, in connection with the construction, maintenance, operation and ownership of the Outside Plants along the Scheduled Route.

      "WAYLEAVE CRITERIA" means Table A of APPENDIX 5 to the Contract.

      "WAYLEAVE OR PERMIT FAILURE" means any refusal, delay or conditional mandate by any Governmental Authority in Germany with respect any application by the Contractor, duly submitted in full compliance with all applicable Laws, Codes and Standards and the Wayleave Criteria, for any Public Wayleave or

Permit, which refusal, delay or mandate (i) is contrary to, or inconsistent with, applicable Law or Codes and Standards, (ii) imposes conditions supplemental to, or more onerous than, the express terms of such Laws or Codes and Standards, or (iii) represents an arbitrary or capricious act or omission by any relevant Governmental Authority in the conduct of its official duties.

      "WORK" has the meaning ascribed thereto in Section 4.1 of the Contract.

      "WORK RELEASE CERTIFICATE" means, in respect of each item of Work tendered to the Developer, each certificate issued by the Contractor's quality assurance staff in accordance with Section 3.2.8 of the Network Description and Project Scope.

                                                                       EXHIBIT 2
                                                  FORM OF CONTRACTOR SURETY BOND


                             CONTRACTOR SURETY BOND

DM  [REDACTED]                                        Performance Bond No. _____


[Date]

            KNOW ALL MEN BY THESE PRESENTS: that BECHTEL LIMITED, a United Kingdom limited liability company, as contractor (hereinafter called "Contractor"), and _______________ [INSERT FULL NAME AND ADDRESS OF LEGAL TITLE OF SURETY], as surety (hereinafter called "Surety"), are held and firmly bound unto Viatel German Asset GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany, Metromedia Fiber Network GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany, Carrier 1 Fiber Network GmbH & Co. OHG, an OFFENE HANDELSGESELLSCHAFT organized under the laws of Germany, as obligees (collectively, hereinafter called "Owners"), in the amount of [REDACTED] (the "Bonded Amount"), for the payment whereof Contractor and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

            WHEREAS, pursuant to the Engineering, Procurement and Construction Contract (Outside Plant), dated February 19, 1999 (the "Contract"), between and among Contractor, Owners and ViCaMe Infrastructure Development GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany ("ViCaMe"), which Contract is by reference made a part hereof, Contractor has agreed to plan, supply, install, assemble and test the Outside Plants (as more particularly described in the Contract, the "Outside Plants"); capitalized terms not defined herein being used as defined in the Contract;

            WHEREAS, pursuant to Section 15.1(b) of the Contract, Contractor is required to secure its obligations under the Contract by obtaining a performance and surety bond from a bonding or insurance company meeting the requirements of
Section 15.3 of the Contract, and this Performance Bond is the "Contractor Surety Bond" referred to in Section 15.2;

            NOW, THEREFORE, at the request and for the account of Contractor, Surety hereby irrevocably undertakes as follows:

      (a) Suretyshall perform Contractor's payment obligations under the Contract, up to a maximum aggregate amount equal to the Bonded Amount, upon presentation to Surety during regular business hours at Surety's offices at _____, New York, of an original manually signed certificate issued by ViCaMe containing the following:

                  (A)   The Performance Bond Number appearing above;

                  (B)   Either one of the following statements:

                        (a) "The Contractor has failed properly and fully to perform its obligations under the Contract."; or

                        (b)   "The   Owners  have   received   notice  that  the
                              Expiration Date shall not be extended;

                  (C) The amount Contractor is obligated to pay pursuant to the Contract; and

                  (D)   Payment instructions.

      (b) Suretywill pay the amount stated in such certificate, up to maximum amount equal to the Bonded Amount, by wire transfer of immediately available funds within five (5) Business Days of ViCaMe's presentation of such certificate to Surety in accordance with the terms and conditions contained herein. For purposes of this Performance Bond, a "Business Day" shall mean a day on which commercial banks are not required or authorized to close in New York and which is not a Saturday or Sunday.

      (c) This Performance Bond is effective immediately and expires at the close of business at our office in [ ] specified in the preamble hereto upon the first (1st) anniversary (the "Expiry Date") of the date first shown above, but it is a condition of this Performance Bond that it will be automatically extended for a period of six (6) months from the Expiry Date and from each 6-month period thereafter (such date, as extended, the "Expiration Date"), without any amendment, unless a written Notice to the contrary is provided, at least thirty (30) Days prior to the Expiration Date, to the Owners by registered mail, certified mail, or overnight courier to the above-listed address, and failure to extend the Expiration Date will permit the Owners to receive the Bonded Amount.

      (d)   This  Performance  Bond cannot be  cancelled  for failure to pay the
            premium  or   commission   payable   to  Surety  or  be   terminated
            unilaterally by Surety.

      (e) This Performance Bond shall be governed by and construed in accordance with the laws of the State of New York.

      (f) This Performance Bond may not be assigned without the prior written consent of Surety.

            Signed and sealed this ___ day of ______, 1999.


                                        BECHTEL LIMITED
                                        Principal


                                        ----------------------------------------
                                        Name:
                                        Title:


Witness:


---------------------------------


                                        [NAME OF SURETY]
                                        Surety


                                        ----------------------------------------
                                        Name:
                                        Title:

Witness:


---------------------------------

                                                                       EXHIBIT 3
                               FORM OF CERTIFICATE AND PAYMENT AND FINAL RELEASE


                    CERTIFICATE OF PAYMENT AND FINAL RELEASE


                               Dated _____________


                       GERMAN NETWORK DEVELOPMENT PROJECT
                                GND No. 1 System
                                       and
                                GND No. 2 System

      Reference is made to the Engineering, Procurement and Construction Contract (Outside Plant Work), dated February 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "EPC CONTRACT"), among and between BECHTEL LIMITED, a United Kingdom limited liability company, as contractor (the "CONTRACTOR"), ViCaMe Infrastructure Development GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany (the "DEVELOPER"), and each of the following entities (or such successor or replacement entities introduced in accordance with the provisions of Section 2.3(a) of the EPC Contract), acting severally but not jointly as an Owner (each, an "OWNER" and, collectively, the "OWNERS") thereunder: VIATEL GERMAN ASSET GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany; METROMEDIA FIBER NETWORK GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany; and CARRIER 1 FIBER NETWORK GmbH & Co. OHG, an OFFENE HANDELSGESELLSCHAFT organized under the laws of Germany. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the EPC Contract.

1.    RELEASE  AND  WAIVER.  In  consideration  of,  and  subject  to, the Final
      Payment,   the  Contractor  hereby  and  forever  releases,   waives,  and
      discharges:

      1.1. any rights, Liens or other claims that the Contractor has or may have against the Developer or any Owner (including any shareholder, Affiliate, successor or assign of any of them) arising out of or relating to the Outside Plants or any Work, including any materials, equipment or supplies forming a part of, or furnished in connection with, the Work; and

      1.2. any other legal or equitable claim or right that the Contractor may have against any Owner Person in any manner arising out of or relating to the Outside Plants or the Work.

2. CERTIFICATIONS. The Contractor certifies for the benefit of the Developer and the Owners that:

      2.1. acceptance of the Final Payment by the Contractor shall represent the Contractor's complete satisfaction with the final compensation for all claims and the Work;

      2.2. there are no expected or known Liens arising out of or in connection with the performance by the Contractor or any Subcontractor of the Work;

2.3. all Taxes and insurance premiums for which the Contractor is responsible under the EPC Contract that have accrued to date in connection with the Work have been fully paid and discharged.


      IN WITNESS WHEREOF, the Contractor has executed this Certificate of Payment and Final Release as of _______________, 19___.


                                 BECHTEL LIMITED


                                 By___________________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT 4
                                                            FORM OF LIEN RELEASE





                                  LIEN RELEASE


                               Dated _____________


                       GERMAN NETWORK DEVELOPMENT PROJECT
                                GND No. 1 System
                                       and
                                GND No. 2 System

      Reference is made to the Engineering, Procurement and Construction Contract (Outside Plant Work), dated February 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "EPC CONTRACT"), among and between BECHTEL LIMITED, a United Kingdom limited liability company (the "CONTRACTOR"), VICAME INFRASTRUCTURE DEVELOPMENT GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany (the "Developer"), and each of the following entities (or such successor or replacement entities introduced in accordance with the provisions of Section 2.3(a) of the EPC Contract), acting severally but not jointly as an Owner (each, an "OWNER") thereunder: VIATEL GERMAN ASSET GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany; METROMEDIA FIBER NETWORK GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany; CARRIER 1 FIBER NETWORK GmbH & Co. OHG, an OFFENE HANDELSGESELLSCHAFT organized under the laws of Germany. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the EPC Contract.

1. RELEASE AND WAIVER. In consideration of, and subject to, the Developer's payment, on behalf of each Owner to the extent of such Owner's respective ownership interest in the Outside Plants, for the Work described in the Contractor Invoice, dated as of the date hereof (the "CURRENT CONTRACTOR INVOICE"), the Contractor hereby and forever releases, waives, and discharges any rights, Liens or other claims (other than claims arising in connection with dispute resolution that are subject to mutual discussions in accordance with Section 39 of the EPC Contract) that the Contractor has or may have against the Developer or any Owner (including any shareholder, Affiliate, successor or assign of any of them) arising out of or relating to the Outside Plants or such Work or any other Work heretofore performed or delivered (collectively, the "WORK-TO-DATE"), including any materials, equipment or supplies forming a part of, or furnished in connection with, any Work-to-Date.

2.    CERTIFICATIONS. The Contractor certifies that:

      2.1. there are no expected or known Liens on the Outside Plants or the Work arising out of or in connection with the performance by the Contractor or any Subcontractor of the Work-to-Date; and

      2.2. all Taxes (excluding any income taxes) and insurance premiums for which the Contractor is responsible under the EPC Contract that have accrued to date in connection with the Work-to-Date have been fully paid and discharged.


      IN WITNESS WHEREOF, the Contractor has executed this Lien Release as of this ___ day of _______________________, _____.

                               BECHTEL LIMITED


                               By___________________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT 5
                                                            FORM OF RETAINAGE LC


                          IRREVOCABLE LETTER OF CREDIT

                          Letter of Credit No.__________________



      ViCaMe Infrastructure Development GmbH
      c/o Viatel U.K.
      Parnell House
      25 Wilton Road
      London SW1V 1EJ
      United Kingdom


      Attention:  Derek Foxwell

Ladies and Gentlemen:

      (g) STATE AMOUNT. We, [___________] (the "Bank"), at the request of and for the account of Bechtel Limited, a United Kingdom limited liability company, and for the benefit of Viatel German Asset GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany, Metromedia Fiber Network GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany, Carrier 1 Fiber Network GmbH & Co., OHG, an OFFENE HANDELSGESELLSCHAFT organized under the laws of Germany (collectively, the "Owners"), hereby establish in your favor as the agent, for the Owners an irrevocable credit whereby you are authorized to draw on the Bank, Irrevocable Letter of Credit No._____, available by draft(s) at sight, an aggregate amount not exceeding [REDACTED] (the "Initial Stated Amount") until we receive a written notice signed by you in the form of Annex E, and thereafter, the lesser of (a) [REDACTED] and (b) the difference between the Initial Stated Amount and the aggregate amount you have drawn under this Letter of Credit.

      (h) TERM. This Letter of Credit is effective immediately and expires at the close of banking business at our office in [ ] designated in or pursuant to Paragraph 3 hereof on [insert date] (the "Expiry Date"), but it is a condition of this Letter of Credit that it will be automatically extended for a period of 364 days from the Expiry Date and from each 364 days thereafter (such date, as extended, the "Expiration Date"), without any amendment, unless at least thirty

            (30) days prior to the Expiration Date, a written notice, in the form of Annex D, is provided to you by registered mail, certified mail, or overnight courier to the above-listed address.

      (i) DRAWING DOCUMENTATION. The Bank irrevocably authorizes you to draw on the Bank under this Letter of Credit by presentation of your sight draft in the form of Annex A accompanied by a drawing certificate in the form of either Annex B or Annex C hereto, appropriately completed and, in each case, signed by your authorized signatory. Presentation of drafts and drawing certificates shall be made at [insert address], Attention: [ ] or such other address as which may be designated by us by written notice delivered to you. Presentation of drafts and drawing Certificates may also be made by facsimile transmission to [ ] (or such other number as may be notified to you in writing).

      (j) DRAWING PROCEDURES. The Bank hereby agrees with you that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon due presentation to the Bank as specified in Paragraph 3, if presented on or before the Expiration Date. If a sight draft and accompanying drawing certificate are in compliance with the terms of this Letter of Credit and are received by [specify time and place] time on a Business Day, payment will be made on the next Business Day, by wire transfer of immediately available funds to the account specified in the drawing certificate. If such sight draft and accompanying drawing certificate are received after [specify] time on a Business Day, payment will be made in immediately available funds before 11:00 a.m. on the second succeeding Business Day following the date of receipt. Payment is to be made in Deutsche Marks or if Deutsche Marks are no longer available, in Euros from the Bank's own funds. Only you may make a drawing under this Letter of Credit. As used in this Letter of Credit, the term "Business Day" means any day other than a Saturday or Sunday or a day in which banking institutions in [specify place] are authorized or required by law or executive order to close.

      (k) AVAILABLE AMOUNT. Multiple drawings may be made under this Letter of Credit; provided, that each drawing honored by the Bank hereunder shall pro tanto reduce the then applicable amount available for drawing thereafter.

      (l) GOVERNING LAW. This Letter of Credit, except as otherwise expressly stated herein, is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "UCP"). As to matters not governed by the UCP, this Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall be governed by the internal laws of the State of New York.

      (m) INTEGRATION. The Letter of Credit (including Annexes attached hereto) sets forth in full the Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any other document, instrument or agreement referred to herein (or in the Annexes attached hereto), and any such reference shall not be deemed to incorporate herein any such document, instrument or agreement.



                                                [ISSUING BANK]



                                                 By: ---------------------------
                                                    Name:
                                                    Title:

                                                                         Annex A





                                   SIGHT DRAFT



          Irrevocable Transferable Letter of Credit No._______________



                                                               Date:____________

                               For VALUE RECEIVED

             At sight pay to the order of  ______________,  the sum of [Deutsche
     Marks  ____]  [Euro  ______]  drawn  under   [Issuing   Bank]   Irrevocable
     Transferable Letter of Credit
                                 No.: ________.

                                       ViCaMe Infrastructure Development GmbH


                                       -----------------------------------------
                                       Authorized Signatory

To:

                                                                         Annex B

             Irrevocable Transferable Letter of Credit No. ________

                       CERTIFICATE FOR DRAWING FOR PAYMENT

To:   [Issuing Bank]
      [Address]

      Attention:


            The undersigned, ViCaMe Infrastructure Development GmbH, hereby certifies to [Issuing Bank] (the "Bank") with respect to Irrevocable Letter of Credit No. _________, dated February ___, 1999 (the "Letter of Credit") established by the Bank in favor of the undersigned at the request of and for the account of and for the benefit of Bechtel Limited, a United Kingdom limited liability company (the "Contractor") that:



            Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Engineering, Procurement and Construction Contract (Outside Plant), dated February 19, 1999 (the "EPC Contract"), among and between Bechtel Limited, a United Kingdom limited liability company (the "Contractor"), ViCaMe Infrastructure Development GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany (the "Developer"), Viatel German Asset GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany, Metromedia Fiber Network GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany, and Carrier 1 Fiber Network GmbH & Co. OHG, an OFFENE HANDELSGESELLSCHAFT organized under the laws of Germany (collectively, the "Owners").


            The Contractor has failed properly and fully to perform its obligations under the EPC Contract.


            Written notice has been given to Contractor pursuant to the notice provisions of the EPC ___ days prior to the date of this certificate.


            The undersigned is making a demand for payment under the Letter of Credit in the amount of $________.


            The amount of the draft accompanying this Certificate does not exceed the amount available under the Letter of Credit.

            Payment of the amount demanded shall be made by wire transfer to the following account: ____________________.


            IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate as of the ______ day of __________, _______.



                                       ViCaMe Infrastructure Development GmbH



                                       By: _____________________________________
                                             Authorized Signatory

                                                                         Annex C

             Irrevocable Transferable Letter of Credit No. ________

        CERTIFICATE AS TO NOTIFICATION OF NON-RENEWAL OF LETTER OF CREDIT

To:   [Issuing Bank]
      [Address]

      Attention:

            The undersigned, ViCaMe Infrastructure Development GmbH, hereby certifies to [Issuing Bank] (the "Bank") with respect to the Irrevocable Letter of Credit No. _________, dated February ___, 1999 (the "Letter of Credit") established by the Bank in favor of the undersigned at the request of and for the account of and for the benefit of Bechtel Limited, a United Kingdom limited liability company, that:

            1. The undersigned is in receipt of a notice, dated _________, from the Bank notifying us that the Letter of Credit expires in 30 days or less.

            2. Payment of the amount demanded shall be made by wire transfer to the following account: ________________.


            IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate as of the ___ day of ____, ___.


                                  ViCaMe Infrastructure Development GmbH


                                  By: __________________________________________
                                        Authorized Signatory

                                                                         Annex D

                    NOTICE OF EXPIRATION OF LETTER OF CREDIT

                  Irrevocable Transferable Letter of Credit No. __________


                                    [Date]


To:  ViCaMe Infrastructure Development GmbH
      [Address]

      Attention:

Ladies and Gentlemen:

            Reference is made to Irrevocable Letter of Credit No. ____ (the "Letter of Credit") dated February ___, 1999, issued by us in your favor.

            This constitutes our thirty days' advance written notice to you that the Letter of Credit is scheduled to expire on _______________ and has not been extended.


                              Very truly yours,

                              [ISSUING BANK]



                              By ___________________________
                                 Name:
                                 Title:

                                                                         Annex E
                                      Irrevocable Letter of Credit No. _________


                        NOTIFICATION AS TO REDUCTION OF
                        STATED AMOUNT OF LETTER OF CREDIT


To:   [Issuing Bank]
      [Address]

      Attention:

            The undersigned, ViCaMe Infrastructure Development GmbH hereby notifies [Issuing Bank] (the "Bank") with respect to Irrevocable Letter of Credit No. _____, dated February ___, 1999 (the "Letter of Credit") established by the Bank in favor of the undersigned at the request and for the account of Bechtel Limited, a United Kingdom limited liability company (the "Contractor"), that the first anniversary of the RFS Date for the second Outside Plant delivered by Contractor has occurred.

                                          Very truly yours,

                                          ViCaMe Infrastructure Development GmbH

                                          By:_________________________________
                                                Authorized Signatory

                                                                       EXHIBIT 6
                                                     FORM OF CORPORATE GUARANTEE


                               CORPORATE GUARANTEE


      GUARANTEE, dated as of February ___, 1999 (this "GUARANTEE"), made by BECHTEL CORPORATION, a corporation organized under the laws of the State of Nevada, U.S.A. (the "GUARANTOR"), in favor of Viatel German Asset GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany, Metromedia Fiber Network GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany, and Carrier 1 Fiber Network GmbH & Co. OHG, an OFFENE HANDELSGESELLSCHAFT organized under the laws of Germany (collectively, the "OWNERS").

                                   W I T N E S S E T H :

      WHEREAS, Bechtel Limited, a United Kingdom limited liability company (the "CONTRACTOR"), the Owners and ViCaMe Infrastructure Development GmbH, a GESELLSCHAFT MIT BESCHRANKTER HAFTUNG organized under the laws of Germany (the "DEVELOPER"), are parties to the Engineering, Procurement and Construction Contract (Outside Plant Work), dated as February 19, 1999, (as amended, restated, supplemented or otherwise modified from time to time, the "EPC CONTRACT"); and

      WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the Contractor's role under the EPC Contract; and

      WHEREAS, the Owners have agreed to enter into the EPC Contract only if this Guarantee is executed by the Guarantor and delivered to the Owners on or before April 15, 1999;

      NOW, THEREFORE, in order to induce the Owners to enter into the EPC Contract and to consummate the transactions contemplated thereby, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Guarantor hereby agrees as follows:

      SECTION 1. DEFINITIONS. All capitalized terms used herein that are not defined herein shall have the meanings set forth in the EPC Contract. In addition, as used herein, the following terms shall have the following meanings:

      "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as amended.

            "CONTRACTOR" shall have the meaning ascribed thereto in the preamble hereof.

            "EPC CONTRACT" shall have the meaning ascribed thereto in the recitals hereto.

            "GUARANTEED   OBLIGATIONS"   shall  mean  all   obligations  of  the
      Contractor which relate to the achievement of RFS Acceptance (as that term is defined in the EPC Contract).

            "GUARANTEE" shall have the meaning ascribed thereto in the preamble hereof.

            "GUARANTOR" shall have the meaning ascribed thereto in the preamble hereof.

            "OWNERS" shall have the meaning ascribed thereto in the recitals hereto.

            "RELEVANT   AGREEMENTS"  shall  mean  this  Guarantee  and  the  EPC
      Contract.

      SECTION 2. GUARANTEE TERMS. (a) GUARANTEE. The Guarantor hereby acknowledges receipt of each of the Relevant Agreements, and the Guarantor hereby irrevocably and unconditionally, under any and all circumstances, guarantees to the Owners and its successors, transferees and assigns the due and punctual payment and performance by the Contractor in accordance with the terms and provisions of the EPC Contract of all of the Guaranteed Obligations.

      (b) OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be direct and primary obligations of the Guarantor, shall be absolute, unconditional and irrevocable and shall constitute a guarantee of performance and discharge and not merely of collection. Such obligations shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense for any reason whatsoever, and the Guarantor shall have no right to terminate this Guarantee or to be released, relieved or discharged from its obligations hereunder for any reason whatsoever (whether or not the Guarantor or the Contractor shall have any knowledge or notice thereof), including, without limitation:

            (i) Any (A) amendment, modification, addition, deletion or supplement to or other change in any Relevant Agreement or any other instrument or agreement applicable to any of the parties to any Relevant Agreement, (B) assignment, sublease or transfer of any thereof or of any interest therein or (C) furnishing or acceptance of security or a guarantee, or any release, substitution or variation of any security or guarantee, for the obligations of the Contractor or any other party to any Relevant Agreement;

            (ii) Any failure, omission or delay on the part of the Contractor, the Developer or the Owners to perform or comply with any term of any Relevant Agreement;

            (iii) Any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any Relevant Agreement or any obligation or liability of the Contractor or the Owners, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

            (iv) Any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Guarantor, the Contractor or the Owners or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

            (v)   Any   discharge,   termination,   cancellation,   frustration,
      irregularity, invalidity, unenforceability, illegality or impossibility of performance, in whole or in part, of any Relevant Agreement;

      (vi) Any dissolution, merger or consolidation (whether permitted or otherwise) of the Contractor or the Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of the Contractor or the Guarantor to any other Person;

            (vii) Any change in the ownership of the Contractor;

            (viii) Any payment by the Guarantor to the Contractor or the Owners pursuant to an agreement other than this Guarantee; or

            (ix) Any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against the Guarantor.

      (c) WAIVERS BY THE GUARANTOR. To the extent permitted by applicable law, the Guarantor hereby unconditionally waives and agrees to waive at any future time any and all rights that the Guarantor may have or that now or at any time hereafter may be conferred upon it, by applicable law or otherwise, to terminate, cancel, quit or surrender this Guarantee. Without limiting the generality of the foregoing, it is agreed that, at any time or from time to time, the occurrence or existence of any one or more of the following shall not release, relieve or discharge the Guarantor from liability hereunder, and the Guarantor hereby unconditionally waives and agrees to waive, to the extent permitted by applicable law:

            (i) Notice of any of the matters referred to in Section 2(b) hereof;

            (ii) All notices that may be required by applicable law or otherwise, now or hereafter in effect, to preserve intact any rights against the Guarantor including, without limitation, any demand, presentment and protest, proof of notice of nonpayment under any Relevant Agreement, and notice of any default or failure on the part of the Contractor to perform and comply with any covenant, agreement, term or condition of the EPC Contract;

            (iii) The enforcement, assertion or exercise against the Contractor of any right, power, privilege or remedy conferred in any Relevant Agreement or otherwise;

            (iv)  Any requirement of diligence on the part of any Person;

             (v) Any requirement to proceed against the Contractor prior to proceeding against the Guarantor or any other guarantee or to utilize or exhaust any remedies;

            (vi)  Acceptance of this Guarantee by the Owners; or

           (vii) Any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against the Guarantor.

The Guarantor hereby agrees that a separate action may be brought against it whether or not an action is commenced against the Contractor with respect to any of the Guaranteed Obligations. It is the intention hereof that the Guarantor shall remain liable as principal until the full performance of the Guaranteed Obligations.

      (d) REINSTATEMENT OF GUARANTEE. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the recipient thereof upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Contractor, or upon or as a result of the appointment of a custodian, receiver, intervenor or conservator of, or trustee or similar officer for, the Contractor or any substantial part of its property, or upon any settlement or compromise of any claim effected by the Owners in connection with any such insolvency, bankruptcy, dissolution, liquidation or reorganization with any claimant (including, without limitation, the Contractor) or otherwise, all as though such payments had not been made. If any event specified in the immediately preceding sentence shall occur, and such occurrence shall prevent, delay or otherwise affect the right of the Owners to receive any payment in respect of any Guaranteed Obligation, the Guarantor agrees that, for purposes of this Guarantee and its obligations hereunder and notwithstanding the occurrence of any of the foregoing events, the Guarantor shall forthwith pay any such Guaranteed Obligation at such times and in such amounts as are specified in the EPC Contract.

      (e) NO SUBROGATION. Notwithstanding anything to the contrary in this Guarantee, the Guarantor hereby irrevocably waives all rights that may have arisen in connection with this Guarantee to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code (including Section 509 thereof), under common law or otherwise) of the Owners against the Contractor or against any collateral security or guarantee held by the Owners for the performance of the Guaranteed Obligations. So long as the Guaranteed Obligations remain outstanding, if any amount shall be paid by or on behalf of the Contractor to the Guarantor on account of any of the rights waived in this Section 2(e), such amount shall be held by the Guarantor in trust, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Owners in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Owners, if required), to be applied against the Guaranteed Obligations in such order as the Owners may determine. The provisions of this
Section 2(e) shall survive the term of this Guarantee and the payment in full of the Guaranteed Obligations.

      (f) LIMITATIONS. Notwithstanding the foregoing or any other provision of this Guarantee:

            (i) The Guarantor's obligations hereunder shall be excused or reduced to the extent that the Contractor's obligations under the Guaranteed Obligations are excused or reduced, whether pursuant to the terms of the EPC Contract, or under law, except those available at law relating to the lack of validity or enforceability of the obligation of the Contractor under or with respect to the EPC Contract; and

            (ii) Without limiting the generality of the foregoing, the Guarantor shall be entitled to all defenses, set-offs, recoupments and deductions available to the Contractor under the EPC Contract. In addition, any indemnity or release given by the Owners in favor of the Contractor in the EPC Contract shall inure to the benefit of the Guarantor and any provision of the EPC Contract which limits the liability of the Contractor connected with any event shall constitute and be deemed an aggregate limit on the cumulative liabilities of Contractor and Guarantor relating to such event.

            (iii) Payment or performance of any of the Guaranteed Obligations or other obligations, duties, liabilities, covenants or agreements under the EPC Contract or other acts which toll any statute of limitations applicable to the Guaranteed Obligations or the liability of the Contractor under the EPC Contract, shall also toll the statute of limitations applicable to the Guarantor's liability under this Guarantee.

      SECTION 3. RIGHTS OF THIRD PARTIES. This Guarantee shall not be construed to create any right in any Person other than the Owners or to be a contract in whole or in part for the benefit of any Person other than the Owners.

      SECTION 4. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Owners as follows:

      (a) ORGANIZATION; POWER AND AUTHORITY. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in the United States and has all requisite legal power and authority to execute this Guarantee and to perform the terms, conditions and provisions hereof.

      (b) AUTHORIZATION. The execution and delivery by the Guarantor of this Guarantee have been duly authorized by all requisite corporate action.

      (c) ENFORCEABILITY. This Guarantee constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

      (d) NO CONFLICT. Neither the execution, delivery or performance by the Guarantor of this Guarantee, nor the consummation of the transactions contemplated thereby, will result in:

            (i) A violation of, or a conflict with, any provision of the organizational documents of the Guarantor;

            (ii) A contravention or breach of, or a default under, any term or provision of any material contract, agreement or instrument to which the Guarantor is a party or by which it or its property may be bound, which contravention, breach or default could be reasonably expected to have a material adverse effect on the ability of the Guarantor to perform its obligations under this Guarantee to consummate the transactions contemplated by this Guarantee; or

            (iii) A violation by the Guarantor of any Law.

      (e) NO VIOLATION OF LAW. The Guarantor is not in violation of any Law promulgated, or judgment entered, by any Governmental Authority, which violations, individually or in the aggregate, would adversely affect it or its performance of any obligations under this Guarantee.

      (f) LITIGATION. There are no actions, suits or proceedings, now pending or (to its best knowledge) threatened against the Guarantor before any court or administrative body or arbitral tribunal that might materially adversely affect the ability of the Guarantor to perform its obligations under this Guarantee.

      SECTION 5. ASSIGNMENT. (a) GENERALLY. The Guarantor may not assign its rights and obligations under this Guarantee, directly or indirectly, whether by pledge, assignment, sale of assets or the sale or merger (statutory or otherwise), without the prior written consent of the Owners. The Guarantor acknowledges and agrees that, without the consent of the Guarantor, the Owners may assign this Guarantee or its rights or obligations thereunder to any subsidiary or affiliate of the Owners. With the exception described in the previous sentence, neither party may assign its rights or delegate its duties without the written consent of the other party, which consent shall not be unreasonably withheld or delayed.

      SECTION 6. DISPUTE RESOLUTION. The Guarantor shall be bound by the dispute resolution procedures set forth in Article 39 of the EPC Contract and agrees to participate in such procedures if requested by the Owners.

      SECTION 7. MISCELLANEOUS. (a) REMEDIES NONEXCLUSIVE. All remedies provided in this Guarantee shall be deemed cumulative and not in lieu of, or exclusive of, each other or of any other remedy available to the Owners at law or in equity, and the exercise of any remedy, or the existence herein of other remedies, shall not prevent the exercise of any other remedy.

      (b) NOTICES. All notices to be given herein shall be effective upon receipt and shall be in writing and delivered by hand, internationally recognized overnight courier service, first class mail (postage prepaid), telegram, telecopy or other similar means (followed with a confirmation by mail) to the Guarantor or the Owners, as the case may be, at the following address or such other address as may hereafter be designated, in writing, by the respective Person in accordance with this Section 7(b):

      (i)   IF TO THE OWNERS:

            ViCaMe Infrastructure Development GmbH
            c/o Viatel U.K.
            Parnell House
            25 Wilton Road
            London  SW1V 1EJ
            UNITED KINGDOM
            Attention:  Mr. Derek Foxwell,
                         Project Manager
            Telecopy:  +44-171-828-1907


      (ii)  IF TO THE GUARANTOR:

            Bechtel Corporation
            7485 New Horizon Way
            Suite 200
            Frederick, MD 21703-8388
            Attention:  G. Conniff, Senior Vice President
            Telecopy:  +1-301-695-3262

            WITH A COPY TO:

            Bechtel Corporation
            50 Beale Street
            San Francisco, CA 94105
            Attention:  General Counsel
            Telecopy:  +1-415-768-1777

      (c) NONWAIVER. The Owners shall not be deemed to have waived any right under this Guarantee unless the Owners shall have delivered to the Guarantor a written waiver signed by the Owners. No failure or successive failure by the Owners to enforce any covenant or agreement, and no waiver or successive waivers by the Owners of any condition of this Guarantee, shall operate as a discharge of such covenant, agreement or condition, or render the same invalid, or impair the Owner's right to enforce the same in the event of any subsequent breach or breaches by the Guarantor.

      (d) SEVERABILITY. If any of the terms, covenants or conditions hereof or the application of any such term, covenant or condition shall be held invalid as to the Guarantor or the Owners or circumstance by any court or arbitrator having jurisdiction, the remainder of such terms, covenants or conditions shall not be affected thereby, shall remain in full force and effect and shall continue to be valid and enforceable in any other jurisdiction, and the Guarantor and the Owners shall negotiate in good faith to substitute a term or condition in this Guarantee to replace the one held invalid.

      (e) ENTIRE AGREEMENT. This Guarantee constitutes the entire agreement and contains all of the understandings and agreements of whatsoever kind and nature existing between the Guarantor and the Owners with respect to the subject matter hereof and the rights, interests, understandings, agreements and obligations of the Guarantor and the Owners relating thereto, and supersedes all prior written or oral agreements, commitments, representations, communications and understandings between the Guarantor and the Owners.

      (f) AMENDMENT. No amendment, waiver or consent relating to this Guarantee shall be effective unless it is in writing and signed by the Owners.

      (g) BENEFITS OF GUARANTEE. All of the terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the Guarantor and the Owners and their respective successors and permitted assigns. This Guarantee is for the sole benefit of the Owners and is not for the benefit of any other third person.

      (h) DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Guarantee.

      (i) RULES OF CONSTRUCTION. In the interpretation of this Guarantee, unless the context otherwise requires:

      (i) The singular includes the plural and vice versa and, in particular (but without limiting the generality of the foregoing), any word or expression defined in the singular has the corresponding meaning used in the plural and vice versa;

      (ii)  The term "or" is not exclusive;

      (iii) The term "including" shall mean "including, without limitation";

      (iv) Any reference to any gender includes the other gender;

      (v) Any reference to any agreement, instrument, contract or other document
      (A) shall include all appendices, exhibits and schedules thereto and (B) shall be a reference to such agreement, instrument, contract or other document as amended, supplemented, modified, suspended, restated or novated from time to time;

      (vi)  Any   reference  to  any  law  shall   include  all   statutory  and
      administrative provisions consolidating, amending or replacing such law, and shall include all rules and regulations promulgated thereunder;

      (vii) Any reference to "writing" includes printing, typing, lithography and other means of reproducing words in a visible form;

      (viii) Any reference to any Person includes its permitted successors and assigns;

      (ix) Unless otherwise specified, a reference to a Section is to the Section of this Guarantee;

      (x) Unless otherwise specified, any right may be exercised at any time and from time to time;

      (xi) All obligations under this Guarantee are continuing obligations throughout the term hereof; and

      (xii) The fact that counsel to the Owners shall have drafted this Guarantee shall not affect the interpretation of any provision of this Guarantee in a manner adverse to the Owners or otherwise prejudice or impair the rights of the Owners.

      (j) GOVERNING LAW, ETC. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION) AND SHALL BE ENFORCED IN NEW YORK, NEW YORK, UNITED STATES. PROCESS IN ANY ACTION OR PROCEEDING HEREUNDER MAY BE SERVED ON THE GUARANTOR ANYWHERE IN THE WORLD, WHETHER WITHIN OR OUTSIDE THE STATE OF NEW YORK, BY FIRST CLASS, CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD ALLOWED BY LAW. IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS GUARANTEE OR ANY INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, THE GUARANTOR WAIVES THE RIGHT TO A TRIAL BY JURY.

      (k) LANGUAGE. The official text of this Guarantee shall be in English, regardless of any translation that may be made for the convenience of the Guarantor or the Owners. All definitive documents, notices, waivers and all other communication, written or otherwise, between the Guarantor and the Owners in connection with this Guarantee shall be in English.

      (l) TERM. This Guarantee and all guarantees, covenants and agreements of the Guarantor contained herein shall terminate and be discharged on the date on which all of the Guaranteed Obligations shall be paid or otherwise discharged in full; PROVIDED that this Guarantee shall continue to be effective or reinstated, as the case may be, to the extent provided in Section 2(d) hereof, but provided always that this Guarantee shall not survive the expiration of Warranty Period (as that term is defined in the Contract.)

      (m) FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as the Owners may from time to time reasonably request in order to effectuate fully the purposes of this Guarantee.

      (n) RELIANCE PRESUMED. The Guarantor waives notice of reliance upon this Guarantee by the Owners. Each of the Guaranteed Obligations (now or hereafter in effect) shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Guarantee.

      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered as of the day and year first above written.

                                   BECHTEL CORPORATION


                                   By:___________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT 7
                                                  FORM OF OWNER ESCROW AGREEMENT

================================================================================





                  UNDERTAKING AND PLEDGE AND SECURITY AGREEMENT

                          Dated as of February 19, 1999


                                     between


                     VICAME INFRASTRUCTURE DEVELOPMENT GMBH,
                                   Developer,


                            VIATEL GERMAN ASSET GMBH
                                     Owner,


                          METROMEDIA FIBER NETWORK GMBH
                                     Owner,


                     CARRIER 1 FIBER NETWORK GMBH & CO. OHG
                                     Owner,


                                BECHTEL LIMITED,
                                   Contractor,

                                       and

                            THE CHASE MANHATTAN BANK,
                                Collateral Agent

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                    GND No. 1
                                       and
                                    GND No. 2



================================================================================

                                TABLE OF CONTENTS

                                                                          PAGE
SCHEDULE I  - Required Amounts
EXHIBIT A   - Form of Certificate for Withdrawal by Owners
EXHIBIT B   - Form of Certificate for Withdrawal by Contractor

                  UNDERTAKING AND PLEDGE AND SECURITY AGREEMENT


     UNDERTAKING AND PLEDGE AND SECURITY AGREEMENT dated as of February 19, 1999 (this "AGREEMENT") among VIATEL GERMAN ASSET GmbH, a Gesellschaft mit beschrankter Haftung organized under the laws of Germany, METROMEDIA FIBER NETWORK GmbH, a Gesellschaft mit beschrankter Haftung organized under the laws of Germany, CARRIER 1 FIBER NETWORK GmbH & Co. oHG, an offene Handelsgessellschaft (collectively, hereinafter called "OWNERS") and VICAME INFRASTRUCTURE DEVELOPMENT GmbH, a Gesellschaft mit beschrankter Haftung organized under the laws of Germany ("DEVELOPER"), BECHTEL LIMITED, a United Kingdom limited liability company ("CONTRACTOR"), and THE CHASE MANHATTAN BANK, a New York banking institution ("COLLATERAL AGENT").

                                R E C I T A L S :

     WHEREAS, pursuant to that certain Engineering, Procurement and Construction Contract (Outside Plant Work) dated February 19, 1999, among Contractor, Developer, and the Owners (the "CONTRACT") and the transactions contemplated thereby, the Contractor will provide certain services necessary for the design, engineering, procurement, construction, installation and testing of the Outside Plant for the Systems on a fixed-price, date certain basis;

     WHEREAS, in order to induce the Contractor to enter into the transactions contemplated by the Contract, the Owners have agreed, in accordance with and subject to the terms and conditions hereof, to deposit certain amounts from time to time with the Collateral Agent in the amounts set forth herein in order to secure the Owner Payment Obligations.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


SECTION 1.  DEFINITIONS

     Except as may be otherwise provided herein, capitalized terms used herein have the respective meanings defined below, for all purposes hereof (such definitions to be equally applicable to both the singular and plural forms of the terms defined) or assigned thereto in or by reference to Exhibit 1 to the Contract. Any agreement referred to in such Exhibit 1 means such agreement as amended, supplemented and modified from time to time in accordance with the applicable provisions thereof and of the other Contract Documents. Unless otherwise specified, Section references are to Sections of this Agreement. Unless the context otherwise requires, the terms "adverse claim," "entitlement holder," "entitlement order," "financial asset," "good faith," "investment property," "securities account," "securities intermediary" and "security entitlement," whenever used in this Agreement, shall have the meanings ascribed to such terms in the NYUCC.

     "AGREEMENT" shall have the meaning set forth for such term in the preamble hereto.

     "BUSINESS DAY" shall mean a day on which banks are not authorized or required to be closed under applicable law in New York, New York but shall, in any case, exclude a Saturday or a Sunday.

     "COLLATERAL" has the meaning specified in Section 3.2.

     "COLLATERAL ACCOUNT" has the meaning specified in Section 3.1(a).

     "COLLATERAL AGENT" has the meaning specified in the preamble hereto.

     "CONTRACT " has the meaning specified in the first WHEREAS clause hereof.

     "CONTRACT DEFAULT" shall mean the failure of the Owners, or the Developer on behalf of the Owners, as the case may be, to pay any Owner Payment Obligations.

     "CONTRACTOR" has the meaning specified in the preamble hereto.

     "DEFAULT" shall mean a Contract Default or an Undertaking Default.

     "DEPOSIT DATE" shall mean each of the dates specified in Schedule I hereto.

     "DEPOSIT DATE PERIOD" shall mean, with respect to each Deposit Date, the period from and including the date of such Deposit Date, to, but excluding, the date of the immediately succeeding Deposit Date.

     "DEVELOPER" has the meaning specified in the preamble hereto.

     "DM" means German Deutsche Marks.

     "EURO" shall mean the common European currency.

     "EVENT OF DEFAULT" has the meaning specified in Section 25.1 of the Contract.

     "FAIR MARKET VALUE" shall mean, with respect to any Permitted Investments, the market bid price of such Permitted Investments, as determined on public exchange or any readily identifiable market and with deduction for the cost, if any, incurred in sale, liquidation or transfer of such Permitted Investments.

     "INDEMNIFIED PARTIES" shall have the meaning specified in Section 4.6.

     "NOTICE OF EXERCISE OF REMEDIES" means the written notice given by the Owners to the Contractor under Section 25.1 of the Contract.

     "NY-UCC" shall mean the Uniform Commercial Code as in effect in the State of New York, as amended from time to time.

     "OWNER PAYMENT OBLIGATIONS" shall mean all payment obligations of the Owners from time to time to the Contractor under the Contract.

     "PARTY" and "PARTIES" has the meaning specified in Section 6.7.

     "PAYMENT ACCOUNT" means Contractor's account at Citibank, N.A., London, Swift Code CITIGB2L, Account No. 3162613, Reference: JOB 24221, Attention: Ms.K. Maycock, telephone: 44 171 500 2386, facsimile: 44 171 500 5550 or such other account as Contractor may from time to time designate in writing to Developer (on behalf of the Owners) and Collateral Agent.

     "PERMITTED INVESTMENTS" means DM or Euro denominated (i) certificates of deposit and time and other interest bearing deposits (having a maturity of one
(1) year or less) in banks which are rated at least A or higher by a nationally recognized rating agency, (ii) short-term debt securities issued by or entitled to the full faith and credit of any European nation participating in the Euro which has a credit rating at least A or higher by a nationally recognized rating agency or any of its respective agencies or instrumentalities which is rated at least A or higher by a nationally recognized rating agency, (iii) commercial paper (having a maturity of one (1) year or less) which is rated at least P-2 by Moody's Investors Services A2 by Standard & Poor's Corporation, and (iv) any mutual fund the portfolio of which is limited to the debt securities described in clause (ii) above.

     "PROPERTY" shall mean any money, securities, commodities, assets, holdings, investment property, financial assets, security entitlements or any other property of any kind or nature whatsoever, real or personal, tangible or intangible, or any interest in any of the foregoing.

     "REQUIRED AMOUNT" shall mean, as of any Deposit Date, the amount set forth opposite such Deposit Date under the column with the heading "Required Amount" on Schedule I hereto, as such Schedule is adjusted from time to time pursuant to
Section 3.14.

     "SECURED OBLIGATIONS" has the meaning specified in Section 3.2.

     "TERMINATION DATE" has the meaning specified in Section 2.3.

     "TERMINATION NOTICE" has the meaning specified in Section 3.4.

     "UNDERTAKING DEFAULT" shall mean the failure of the Owners to pay any amount or make any deposit when required hereunder.


SECTION 2.  UNDERTAKING

     2.1 UNDERTAKING. With respect to each Deposit Date, the Owners shall, on such Deposit Date deposit into the Collateral Account in immediately available funds, such amounts as are required to cause the Fair Market Value of the Permitted Investments (and other Collateral, if any, credited to the Collateral Account as to which Contractor has a perfected security interest) to be no less than the Required Amount set forth opposite such Deposit Date in SCHEDULE I hereto. Immediately upon the making of any such payment, the Owners shall give written notice thereof to the Contractor and the Collateral Agent via facsimile and overnight courier in the manner set forth in Section 6.1. The Owners understand and agree that such undertaking obligations are absolute and unconditional and shall be terminated only in the manner set forth in Section 2.3, and shall be suspended only in the manner set forth in Section 2.4.

     2.2 PAYMENT. Any amount which is to be deposited pursuant to Section 2.1 on day which is not a Business Day shall be deposited on the next succeeding Business Day.

     2.3 TERMINATION OF UNDERTAKING. This Agreement, and the obligation, covenants and agreements of the Owners hereunder, shall remain in full force and effect until the earlier to occur of the following events: (i) the payment in full of all Owner Payment Obligations, (ii) the receipt by the Collateral Agent of a Notice of Exercise of Remedies and (iii) the date upon which all amounts on deposit in the Collateral Account have been transferred by the Collateral Agent to the Contractor or the Owners, as the case may be, pursuant to and in accordance with, the terms of this Agreement (such earliest date, the "TERMINATION DATE").

     2.4 SUSPENSION OF ADDITIONAL DEPOSITS. The obligation of the Owners to make additional deposits into the Collateral Account, as set forth in Section 2.1, shall be suspended during such time, but only so long as, an Event of Default has occurred and is continuing. Such obligation to make additional deposits shall resume immediately, without any formal act or notice, as soon as such Event of Default shall no longer be continuing. The Developer shall notify the Collateral Agent promptly of any suspension, or resumption, as the case may be, of making additional deposits into the Collateral Account.


SECTION 3.  COLLATERAL SECURITY

     3.1 COLLATERAL ACCOUNT.

     (a) COLLATERAL ACCOUNT. The Owners shall establish and maintain at the principal New York office of the Collateral Agent, for account of the Owners, an account designated the "Viatel German Asset-GmbH, Metromedia Fiber Network GmbH i.G., and Carrier 1 Fiber Network GmbH & Co. oHG, Account; Bechtel Limited, as secured party" (the "COLLATERAL ACCOUNT"). Contractor shall have exclusive dominion and control over the Collateral Account. For purposes of this Agreement, the parties confirm and agree as follows:

          (i) Collateral Agent confirms that The Chase Manhattan Bank Frankfurt has established a collateral security account for the account of The Chase Manhattan Bank London, account number 6231400604, attention Stuart Poyser, and titled as provided above.

          (ii) Collateral Agent agrees that the Collateral Account is a "securities account" within the meaning of Section 8501 of the NYUCC.

          (iii) Collateral Agent confirms that it is a "securities intermediary" as defined in Section 8102(a)(14) of the NY-UCC and a "Securities Intermediary" as defined in Book-Entry Regulations.

          (iv) Collateral Agent agrees to treat the other parties hereto as entitled to exercise the rights that comprise any financial asset credited to or carried in the Collateral Account.

          (v) Upon the delivery or transfer of any Collateral to Collateral Agent, Collateral Agent shall indicate by book entry that such Collateral has been credited to the Collateral Account or accept such Collateral for credit to the Collateral Account, as appropriate.

          (vi) The parties hereto agree that each item of Property credited to or carried in the Collateral Account shall be treated as a financial asset under Articles 8 and 9 of the NYUCC.

          (vii) Each party hereto agrees that the "securities intermediary's jurisdiction" of Collateral Agent is the State of New York and that New York law shall be the local law of the "securities intermediary's jurisdiction" for purposes of Section 9103(6) of the NYUCC.

          (viii) If at any time Collateral Agent shall receive an entitlement order given by Contractor and relating to the Collateral Account or any financial asset credited thereto or carried therein or any other Collateral, the Owners hereby agree that Collateral Agent may, and Collateral Agent agrees that it shall, comply with such entitlement order without further consent of the Owners or any other Person.

          (ix) Each of the Owners agree that it shall have no right to demand any withdrawal of Collateral from the Collateral Account (except as expressly set forth in Section 3.5(a)) or to give any entitlement order with respect to any Collateral credited or required to be credited to the Collateral Account. Collateral Agent agrees that it shall take all entitlement orders with respect to the Collateral Account or any financial asset credited thereto or required to be credited thereto solely from Contractor and that it will not transfer or release any Collateral to the Owners or any other Person, except in accordance with an entitlement order from Contractor.

          (x) Collateral Agent represents, warrants and agrees that it does not currently hold, and during the existence of this Agreement shall not hold, any "adverse interest", by way of security, setoff or otherwise, in (A) the Collateral Account or in any financial asset credited thereto or carried therein, or (B) in other Collateral, and hereby waives and releases any such interest which it may have in any of the foregoing. Without prejudice to the preceding sentence in the event that Collateral Agent has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Collateral Account or any security entitlement credited thereto or carried therein, Collateral Agent hereby agrees that such security interest shall be subordinate to the security interest granted herein to the Contractor. The financial assets and other items credited to or carried in the Collateral Account will not be subject to deduction, setoff, banker's Lien, or any other right in favor of any Person other than Contractor.

          (xi) Except for the claims and interests of Contractor and of the Owners in the Collateral Account, Collateral Agent represents and warrants that it does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto or carried therein. Collateral Agent will not (A) permit any of its creditors to obtain

     "control" (as such term is defined in Articles 8 and 9 of the NYUCC ) over the Collateral Account or any financial asset credited thereto or carried therein, or (B) enter into any agreement, arrangement or understanding with any other Person relating to any part of the Collateral Account and the financial assets credited or to be credited thereto or to be carried therein pursuant to which it has agreed to comply with entitlement orders of such Person. If any Person asserts any Lien or adverse claim against the Collateral Account or any financial asset credited thereto or carried therein, and Collateral Agent has actual notice of such Lien or adverse claim, Collateral Agent shall promptly notify Contractor and the Developer (on behalf of the Owners) thereof.

          (xii) Collateral Agent shall promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account or any financial asset credited thereto or carried therein simultaneously to Contractor and Developer (on behalf of the Owners) at the address set forth in Section 6.1.

          (xiii) By this Agreement the parties hereto intend and agree that Contractor has obtained "control" (within the meaning of Section 8106(d) of the NY-UCC) of the Collateral Account, the financial assets credited or required to be credited to the Collateral Account and any other Collateral.

          (xiv) Collateral Agent confirms and agrees that the first priority security interest of Contractor with respect to the Collateral is and will remain reflected in its books and records.

          (xv) By this Agreement the parties hereto intend and agree, and Collateral Agent confirms, that Contractor is the "entitlement holder" (within the meaning of Section 8102(a)(7) of the NY-UCC) of the Collateral Account and all financial assets held by Collateral Agent hereunder as the securities intermediary.

     (b)  NOTICE  OF  SECURITY  INTEREST.   Collateral  Agent  (i)  acknowledges
Contractor's security interest in the Collateral Account and the other Collateral granted by the Owners pursuant to Section 3.2, (ii) shall record the pledge of the Collateral Account and the other Collateral made hereby on its books and (iii) agrees to execute and deliver such acknowledgments as is customary in its business or as Contractor may reasonably request.

     3.2. COLLATERAL; PLEDGE; NO LIENS; TITLE

     (a) PLEDGE. As collateral security for the prompt payment when due of all amounts from time to time payable by the Owners to Contractor under Section 2 and 3.12 of this Agreement and of all Owner Payment Obligations (collectively, the "SECURED OBLIGATIONS"), the Owners hereby pledge, hypothecate, assign, transfer, set over and deliver unto Contractor, and grant to Contractor, a first priority security interest in, Lien upon and right of set off against the following (collectively, the "COLLATERAL"):

          (i) the Collateral Account, including any credit or other balances of account credited thereto or carried therein or other amounts otherwise transferred thereto;

          (ii) all investment property, cash, Permitted Investments and other instruments or amounts or other Property deposited or required to be deposited from time to time in, or credited to or required to be credited from time to time to, the Collateral Account and held or to be held by Collateral Agent hereunder and all income therefrom;

          (iii) the Owners' securities entitlement with respect to the financial assets credited or required to be credited from time to time to the Collateral Account;

          (iv) all rights, claims and causes of action, if any, that the Owners may have against any Person in respect of the foregoing; and

          (v) all proceeds of any or all of the foregoing.

     TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Contractor, its successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

     (b) LIENS, ETC. The Owners agree not to withdraw (except as expressly provided for pursuant to Section 3.5(a)), liquidate, sell, convey, endorse, negotiate, or in any way dispose of, or create, incur, or permit to exist any pledge, mortgage, Lien, charge, encumbrance or security interest whatsoever, or cause any of the foregoing to occur in or with respect to, any of the Collateral, any interest therein or any cash or other property held and maintained in or credited to the Collateral Account. The Owners agree at their own expense, to defend Contractor's security interest in and to the Collateral against the claims of any Person and to ensure that Contractor has at all times a first priority perfected Lien on and security interest in the Collateral, subject to no prior or equal Lien whatsoever.

     (c) TITLE. The Owners hereby represent and warrant to Contractor that the Owners have good title to the Collateral and the cash or other property held and maintained in or credited to the Collateral Account, free and clear of all Liens, other than the Lien created hereby, and that this Agreement grants to Contractor a first priority perfected Lien on and security interest in the Collateral, subject to no prior or equal Lien whatsoever.

     3.3. INVESTMENTS.

     (a) GENERALLY. The Owners and Contractor agree that all funds deposited into the Collateral Account shall be invested and reinvested, and Contractor hereby instructs Collateral Agent to so invest and reinvest such funds in Permitted Investments. All earnings on such investment or reinvestment shall be paid to the Collateral Account as part of the Collateral. Contractor and Collateral Agent shall have no liability for any losses or liabilities incurred as a result of such investments (excluding losses resulting from the gross negligence or willful misconduct of Contractor or Collateral Agent).

     (b) INVESTMENT OF COLLATERAL. All interest, dividends and distributions of property on or in respect of the Collateral, whether constituting scheduled or unscheduled payments and whether received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any issuer of the Collateral, or otherwise, and all amounts received pursuant to
Section 3.7, shall constitute Collateral hereunder, shall be promptly credited to the Collateral Account and shall be applied to the prompt purchase of Permitted Investments. Contractor hereby instructs Collateral Agent to invest in such Permitted Investments as shall be directed by Developer (on behalf of the Owners) from time to time until such time that Contractor otherwise instructs Collateral Agent. Contractor shall not instruct Collateral Agent to not act upon Developer's direction (on behalf of the Owners) in connection with investing in Permitted Investments so long as no Default has occurred and is continuing.

     3.4 TERMINATION OF COLLATERAL ACCOUNT. At the request of Developer (on behalf of the Owners) given to Contractor on or after the Termination Date, Contractor shall deliver prompt written notice of such termination to Collateral Agent (a "TERMINATION NOTICE"), whereupon the Collateral shall be released from the Lien of this Agreement, and Collateral Agent shall promptly deliver to Developer (on behalf of the Owners) or its designee each of the certificates evidencing the Collateral, as well as any other instruments or documents delivered to Contractor pursuant to this Agreement.

     3.5 RELEASE OF COLLATERAL

     (a) PERIODIC RELEASE. If at any time during any Deposit Date Period the Fair Market Value of the Permitted Investments (and other Collateral, if any credited to the Collateral Account as to which the Contractor has a perfected security interest) is greater than the Required Amount set forth opposite the Deposit Date for such Deposit Date Period, as set forth in SCHEDULE I hereto, and the Collateral Agent has not received a notice that a Default has occurred and is continuing, then, upon delivery of a certificate in the form of EXHIBIT A executed by a person whose authority to execute such certificate for the Developer (on behalf of the Owners) is evidenced by an extract from the Handelsregister, the Contractor hereby instructs the Collateral Agent to transfer the amount of such excess to the account identified in such certificate within two Business Days and shall sell any such Permitted Investments as may be required in order to make such transfer. The Collateral Agent shall send written notice of such transfer via facsimile and overnight courier to the Contractor and the Developer immediately upon such transfer.

     (b) PAYMENT AMOUNT. If at any time the Collateral Agent receives a certificate in the form of EXHIBIT B executed by a person purporting to be a duly authorized signatory of the Contractor, it shall transfer the amount stated in such certificate as being due and owing, to the Payment Account within two Business Days and shall sell any such Permitted Investments as may be required in order to make such transfer. The Collateral Agent shall send written notice of such transfer via facsimile and overnight courier to the Contractor and the Developer immediately upon such transfer.

     3.6 REMEDIES.

     (a) SECURED OBLIGATIONS. Upon the occurrence of a Default, Contractor may take any action permitted herein with respect to the Collateral.

     (b) REMEDIES. If a Default shall have occurred and be continuing, Contractor may from time to time:

          (i) sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Collateral at public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Contractor in its reasonable discretion shall deem appropriate; and (ii) instead of exercising its remedy under clause (i) of this Section 3.6(b), have any or all of the Collateral registered in its name or that of its nominee and/or any cash or other property, transferred to it. To effectuate the foregoing, Contractor may notify Collateral Agent in writing that Contractor wishes to register or transfer the Collateral and or such cash or other property to Contractor, whereupon Collateral Agent shall cause the same to be so registered or transferred without the consent of the Owners or any other Person. Whether or not the Collateral shall have been registered in the name of Contractor or its nominee or such cash or other property shall have been transferred to Contractor, Contractor or its nominee shall have the right to exercise sole dominion and control over the Collateral, such cash and such other property, to liquidate the Collateral and to receive all proceeds thereof, to receive all such cash or other property and to exercise all voting rights, if any, as to all of the Collateral, all other rights and all conversion, exchanged, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange or redeem any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by the issuer thereof of any right, privilege, or option pertaining to any of the Collateral, and, in connection therewith, to deliver any of the Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Contractor shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or any delay in so doing; and

          (iii) exercise any and all of the rights and remedies with respect to all or any part of the Collateral of a secured party under the NYUCC and or under other applicable law;

          provided, however, that nothing herein shall be deemed to allow the Contractor to sell or foreclose upon any portion of the Collateral that is in excess of the Secured Obligations.

     (c) SALES TO PURCHASERS UNDER SECURITIES ACT OF 1933. Contractor shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with, and otherwise satisfy the requirements of, the Securities Act of 1933, as amended, and upon consummation of any such sale, Contractor shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral so sold.

     (d) PRIVATE SALES. The Owners hereby acknowledge and agree that a public sale of the Collateral might require the filing of registration statements with the Securities and Exchange Commission and various state securities authorities. Accordingly, the Owners hereby expressly (i) authorize any sale of Collateral under this Agreement to be made in such a manner as to avoid the foregoing registration requirements, and (ii) acknowledge that such sales may be made in one or more privately negotiated transactions without public offer which may result in a lower overall sales price for the Collateral than could be obtained in a public offering of the Collateral. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Owners, and the Owners hereby waive (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Owners now have or may at any time in the future have under any law now existing or hereafter enacted.

     (e) NOTICE AND CONDUCT OF SALES. The Owners acknowledge and agree that the Collateral is of a type customarily sold on a recognized market and, accordingly, to the extent permitted by law, the Owners expressly waive any notice by Contractor or any other Person of sale or other disposition of the Collateral and all other rights or remedies of the Owners or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Contractor, and to the extent any such notice is required and cannot be waived, the Owners agree that if such notice is given in the manner provided in Section 6.1 at least one day before the time of sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for the giving of such notice. At any sale, the Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as Contractor may in its sole and absolute discretion determine. Contractor shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. Contractor may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Contractor until the sale price is paid by the purchaser or purchasers thereof, but Contractor shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public or private sale made pursuant to this Agreement, Contractor may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Owners (all said rights being also hereby waived and released to the extent permitted by law), all or any part of the Collateral offered for sale and may make payment on account thereof by using any amounts then due and payable to Contractor from the Owners as a credit against the purchase price, and Contractor may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Owners therefor. For purposes hereof, a written notice by Contractor of purchase by Contractor or any other Person of all or any part of the Collateral shall be treated as a sale thereof. As an alternative to exercising the power of sale herein conferred, Contractor may proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

     (f) ELECTION TO RETAIN COLLATERAL. The Owners acknowledge and agree that the exercise by Contractor of any or all of its rights hereunder shall not be deemed an election to retain the Collateral in satisfaction of any Secured Obligations secured hereby and that any election to retain the Collateral in satisfaction of any Secured Obligations secured hereby (in lieu of sale pursuant to this Section 3.6 and application of proceeds pursuant to Section 3.7 hereof) shall only be deemed to have occurred if Contractor expressly notifies the Owners of such election and the Owners do not object thereto.

     (g) COMPLIANCE WITH LAW. The Owners hereby agree that any sale pursuant to this Section 3.6 conforms to commercially reasonable standards as provided in the NYUCC.

     3.7  APPLICATION OF PROCEEDS.  The proceeds of any sale pursuant to Section
3.6 hereof of all or any part of the Collateral and all or any part of amounts credited to the Collateral Account from time to time shall be paid by Collateral Agent to Contractor upon the written request of Contractor and such amount shall be applied by Contractor as follows:

          FIRST, to the payment of any fees due and payable to Collateral Agent;

          SECOND, to the payment of all reasonable costs and expenses incurred by Collateral Agent and Contractor in connection with the enforcement of this Agreement, including, but not limited to, all court costs and the fees and disbursements of counsel for Contractor and Collateral Agent in connection with such enforcement;

          THIRD, to the payment in full to Contractor of all Secured Obligations then due and owing in such order as Contractor may determine; and

          FOURTH, following any such termination pursuant to Section 3.4 hereof, the remainder, if any, to the Owners (or as the Owners or a court of competent jurisdiction may direct).

     3.8 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until termination pursuant to Section 3.4 hereto and (ii) be binding upon the Owners and their respective successors and assigns. Upon such termination, the Owners shall be entitled to the prompt return of any portion of the Collateral that shall not have been sold or otherwise disposed of by Contractor pursuant to the terms hereof.

     3.9 DELIVERY OF PERMITTED INVESTMENTS.

     (a) CERTIFICATED SECURITIES. To the extent that any portion of the Collateral constitutes certificated securities, all certificates or instruments evidencing the same shall be in registered form and specifically indorsed to Contractor by an effective indorsement and delivered into the possession of Collateral Agent, to be held by Collateral Agent on behalf of Contractor for the purpose of perfecting the security interests granted to Contractor hereunder with respect to such Collateral and disposed of pursuant to the terms of this Agreement.

     (b)  UNCERTIFICATED  SECURITIES.  To the  extent  that any  portion  of the
Collateral  constitutes  an  uncertificated   security,   other  than  Permitted

Investments   credited  to  the  Collateral  Agent  pursuant  to  3.9(a),   such
uncertificated security shall be registered in the name of the Collateral Agent and credited by the Collateral Agent to the Collateral Account.

     3.10  FURTHER  ASSURANCES.  The  Owners  agree  that  they  will  join with
Contractor in executing and will file or record such notices, financing statements or other documents as may be necessary for the perfection of the security interests granted to Contractor hereunder, and as Contractor or its counsel may reasonably request, such instruments to be in form and substance satisfactory to Contractor. The Owners also agree that they will do such further acts and things and execute and deliver to Contractor such additional conveyances, assignments, agreements and instruments as Contractor may at any time reasonably request in connection with the administration and enforcement of this Agreement or relative to the Collateral or any part thereof or in order to assure and confirm unto Contractor its rights, powers and remedies hereunder.

     3.11 ATTORNEY-IN-FACT. Contractor is hereby appointed the attorneyinfact of the Owners (i) for any period, for the purpose of signing documents and taking other action to perfect its security interest in the Collateral and (ii) during any period during which a Default has occurred and has been continuing, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Contractor may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorneyinfact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, during any such period described in clause (ii) above, Contractor shall have the right and power to receive, endorse and collect all checks made payable to the order of the Owners representing any payment in respect of the Collateral or the cash or other property held and maintained in or credited to the Collateral Account or any part of any of the foregoing and to give full discharge for the same.

     3.12 EXPENSES.

     (a) EXPENSES OF CONTRACTOR. The Owners agree to pay to Contractor all reasonable costs and expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of, or protection or preservation of any right under, any of the provisions of this Agreement, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Contractor in respect thereof, by litigation or otherwise; and all such expenses shall be Secured Obligations secured under this Agreement.

     (b) EXPENSES OF COLLATERAL AGENT. The Owners agree to pay Collateral Agent its fees and expenses for acting hereunder, as Developer and Collateral Agent may separately agree.

     3.13 TAXES. Any Taxes payable on or with respect to the Collateral, the delivery thereof or any earnings therefrom shall be the responsibility of the Owners, and the Owners hereby agree to indemnify on an aftertax basis, the Collateral estate, Contractor, and its respective Affiliates from and against any Taxes arising out of or otherwise attributable to the Collateral or any earnings therefrom.

     3.14 ADJUSTMENTS TO SCHEDULES. Developer (on behalf of the Owners) and Contractor hereby agree to work together, in good faith, to make promptly any necessary adjustments to SCHEDULE I hereto from time to time to reflect any adjustments to Appendix 10 of the Contract. Developer (on behalf of the Owners) and Contractor may deliver to the Collateral Agent a substitute SCHEDULE I reflecting any such agreed to adjustments thereto.


SECTION 4.  COLLATERAL AGENT

     4.1 APPOINTMENT. Contractor hereby appoints Collateral Agent as its agent for purposes of holding the Collateral on the terms and conditions of this Agreement. Collateral Agent hereby accepts such appointment.

     4.2 REMOVAL AND RESIGNATION.

     (a) Collateral Agent or any successor Collateral Agent may resign at any time without cause by giving at least 60 days' prior written notice to Contractor, with copies thereof to Developer, such resignation to be effective upon the acceptance of appointment by the successor Collateral Agent under
Section 4.2(b) hereof. In addition, Contractor may at any time remove Collateral Agent without cause by an instrument in writing delivered to Collateral Agent, with copies thereof to Developer, such removal to be effective upon the acceptance of appointment by the successor Collateral Agent under Section 4.2(b) hereof. In the case of the resignation or removal of Collateral Agent, Contractor may appoint a successor Collateral Agent by an instrument signed by Contractor, which successor, if no Default shall have occurred and be continuing, shall be approved by Developer (which approval shall not be unreasonably withheld or delayed). If a successor Collateral Agent shall not have been appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, Collateral Agent, Contractor or Developer may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed as above provided within one year from the date of the appointment by such court.

     (b) ACCEPTANCE OF APPOINTMENT. Any successor Collateral Agent, however appointed, shall execute and deliver to the predecessor Collateral Agent, with copies thereof to Contractor and Developer, an instrument accepting such appointment, and thereupon such successor Collateral Agent, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Collateral Agent in the trust hereunder with like effect as if originally named Collateral Agent herein; but nevertheless, upon the written request of such successor Collateral Agent, such predecessor Collateral Agent shall execute and deliver an instrument transferring to such successor Collateral Agent, all Collateral held by such predecessor Collateral Agent. Upon any such transfer by a predecessor Collateral Agent, such predecessor Collateral Agent shall provide the successor Collateral Agent, Developer and Contractor an accounting of Collateral hereunder.

     (c) QUALIFICATION. Any successor Collateral Agent, however appointed, shall be a bank incorporated and doing business within the United States and having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of Collateral Agent hereunder upon reasonable or customary terms.

     4.3 WAIVER OF OFFSET RIGHTS. Collateral Agent hereby expressly waives any right of offset, banker's lien or other similar rights that it might have against, or any assignment, security interest or other interest that it might have in, the Collateral.

     4.4 DEFAULT. Collateral Agent shall have no responsibility for determining whether a Default shall have occurred and shall be entitled to rely upon any notice thereof delivered to it by Contractor.

     4.5 DUTIES. The duties and responsibilities of Collateral Agent hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. Collateral Agent shall not have any liability under, no duty to inquire into the terms and provisions of any agreement or instructions, other than as outlined in this Agreement. Anything in this Agreement to the contrary notwithstanding, in no event shall Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Collateral Agent confirms that it shall carry out all duties placed upon it hereunder, but Collateral Agent shall have no responsibility for determining whether Contractor has a first priority perfected Lien on and security interest in the Collateral. Collateral Agent in its capacity as escrow agent hereunder shall not have any liability for any loss sustained as a result of any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give
Collateral Agent instructions to invest or reinvest the Collateral or any earnings thereon. Any corporation into which the Collateral Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Collateral Agent in its individual capacity may be transferred, shall be the Collateral Agent under this Agreement without further act.

     4.6 INDEMNIFICATION. The Owners shall release, indemnify, defend and hold harmless Collateral Agent and each of its officers, directors, affiliates and employees (collectively "INDEMNIFIED PARTIES") from and against any claim, liability, loss, damage or expense (including reasonable outside counsel fees and disbursements of such Indemnified Parties) of any nature, directly or indirectly arising out of or relating to any act or omission under this Agreement, except for any such claim, liability, loss, damage or expense arising out of an Indemnified Party's gross negligence or willful misconduct. This provision shall survive the termination of this Agreement.

     4.7 TAX IDENTIFICATION NUMBERS. Developer shall provide Collateral Agent with Tax Identification Number (TIN) of the Owners as assigned by the Internal Revenue Service. All items of income, gain, expense and loss recognized in the Collateral Account shall be reported to the United States Internal Revenue Service and all state and local taxing authorities under the name and TIN of the Owners.

SECTION 5.  REPRESENTATIONS AND WARRANTIES

     5.1 THE OWNERS, DEVELOPER AND CONTRACTOR. In order to induce each other and Collateral Agent to enter into this Agreement and transactions contemplated hereby, each of the Owners, Developer and Contractor hereby makes the following representations and warranties to each other and Collateral Agent:

          (a) it is validly existing and, if applicable under the laws of its jurisdiction of incorporation, in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby;

          (b) the execution, delivery and performance of this Agreement by such party have been duly authorized by all necessary corporate action on the part of such party and no other corporate proceedings are necessary in connection therewith; this Agreement has been duly executed and delivered by such party, and, assuming the due authorization, execution, and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with the terms hereof;

          (c) neither the execution, delivery or performance by such party of this Agreement, nor the consummation of any of the transactions contemplated hereby, will contravene any law applicable to or binding on such party, or any provision of the charter or bylaws of such party; and

          (d) neither the execution, delivery or performance by such party of this Agreement, nor the consummation by such party of any of the transactions described herein, requires the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, any governmental authority, any trustee or holders of any indebtedness or obligations of such party, any stockholder of such party or any other Person, other than those which shall have been obtained.

     5.2 COLLATERAL AGENT. Collateral Agent hereby represents and warrants to the Owners, Developer and Contractor that:

          (i) Collateral Agent is a New York State banking institution duly organized, validly existing and in good standing under the laws of New York and has full power, corporate and otherwise, and authority to carry on its business as currently being conducted, to own or hold under lease all properties owned or leased by it and to enter into and perform its obligations under this Agreement.

          (ii) The execution and delivery by Collateral Agent of, and the performance by Collateral Agent of its obligations under, this Agreement have been duly authorized by all necessary corporate action on the part of Collateral Agent, and this Agreement constitutes a legal, valid and binding obligation of Collateral Agent, enforceable against Collateral Agent in accordance with its terms.

          (iii) Collateral Agent is a bank which in the ordinary course of business maintains security accounts such as the Collateral Account defined herein.

          (iv) Neither the execution or delivery by Collateral Agent of this Agreement nor the performance by Collateral Agent of its obligations hereunder, (a) conflicts or will conflict with or violate in any respect any currently existing law or governmental rule, regulation, or any judgment or order or any judicial or administrative order or decree applicable to or binding upon Collateral Agent or any of its properties,
     (b) conflicts or will conflict with or violate the articles of incorporation or by-laws of Collateral Agent, (c) conflicts or will conflict with, or contravene, violate or result in a breach of, any indenture, mortgage, loan agreement or any other agreement or instrument to which Collateral Agent is a party or by which any of its properties is bound, in any such case which does or will materially adversely affect the financial condition or the business or assets of Collateral Agent or its ability to perform its obligations under this Agreement, (d) requires or will require, on the part of Collateral Agent, the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental or public commission, board, authority or agency, except for filings, if any, made pursuant to any notice reporting requirement applicable to it, or (e) requires or will require the consent or approval of its shareholders or any trustee or holders of any currently existing indebtedness or obligations of Collateral Agent.

          (v) There are no actions, suits or proceedings pending, or to the best knowledge of Collateral Agent, threatened before any court or by or before any other federal, state or local government or public commission, board, authority or agency, or any arbitrator, domestic or foreign, which can reasonably be expected to have a materially adverse effect on Collateral Agent's ability to perform its obligations under this Agreement or which call into question the validity of any such agreement or instrument.

          (vi) As of the date hereof, Collateral Agent has received no notice of any Lien on any of the Collateral other than the lien in favor of Contractor. Collateral Agent agrees to give prompt notice to Contractor and Developer of any such Lien of which it receives written notice hereunder and under other similar agreements, at the address of Contractor and Developer set forth in Section 6.1.


SECTION 6.  MISCELLANEOUS

     6.1. NOTICES. All notices, requests, demands, offers, consents and other communications in connection with this Agreement shall be effective when received by the party to which the same is sent and only if delivered in writing and by hand, private express courier service or facsimile to the relevant attention and address or facsimile number set forth below:

     (a) If to Developer, to:

             ViCaMe Infrastructure Development GmbH
             Hanauer Lanstrabe 187-189
             60314 Frankfurt a.m. Germany
             Telephone: 011 4969 94 99 4102
             Facsimile:  011 4969 94 99 4100
             with a copy to:

             ViCaMe Infrastructure Development GmbH
             c/o Viatel U.K.
             Parnell House
             25 Wilton Road
             London SW1V 1EJ
             United Kingdom
             Attention:  Mr. Derek Foxwell, Project Manager

             Telephone:  +44-171-802-9000
             Facsimile:  +44-171-828-1907

             WITH A COPY TO:

             Viatel, Inc.
             685 Third Avenue
             New York, New York 10017
             United States of America
             Attention:  General Counsel

             Telephone:  +1-212-350-9200
             Facsimile:  +1-212-350-9520

     (b) If to Contractor, to:

             Bechtel Limited
             245 Hammersmith Road
             P.O. Box 739
             London W6 8DP
             United Kingdom
             Attention:  Mr. William W. West, Project Manager
             COPY:  Mr. George B. Baber

             Telephone: +44-181-846-4483
             Facsimile:  +44-181-846-4938

     (c) If to Collateral Agent, to:

             The Chase Manhattan Bank
             450 West 33rd Street, 15th Floor
             New York, New York  10001
             United States of America
             Attention:  Capital Markets Fiduciary
                         Services, International/
                         Project Finance Team

             Telephone:  +1-212-946-3017
             Facsimile:  +1-212-946-8177/8178

or to such other attention or address (or facsimile number) as may be specified by notice to the other parties thereto. All notices required to be given by the parties hereto to the Owners shall be deemed to have been given by notice duly provided to the Developer pursuant to this Section 6.1.

     6.2. INTEGRATION; AMENDMENT. This Agreement (and, with respect to the Contractor, the Developer and the Owners only, the Contract) constitute(s) the complete agreement of the parties hereto with respect to the subject matter hereof. This Agreement shall not be varied in its terms by oral agreement or representation or otherwise than by an agreement in writing dated subsequent to the date hereof, executed and delivered by duly authorized representatives of each party, except that Section 2 hereof (and the definitions related thereto) may be amended by an agreement in writing between Developer and Contractor, with a copy thereof to Collateral Agent at the address set forth in Section 6.1.

     6.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of the respective successors and assigns of the parties hereto; PROVIDED, no party may assign any of its rights, or delegate any of its obligations, hereunder without the prior written consent of the other parties.

     6.4 HEADINGS. The descriptive headings of the several sections and subsections of this Agreement are inserted for the convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     6.5 COUNTERPARTS, EFFECTIVENESS. This Agreement (a) may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and (b) shall become effective when each of the parties has executed and delivered a counterpart hereof. A complete set of counterparts of this Agreement shall be delivered to each party hereto.

     6.6. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party in exercising any right, power or privilege hereunder and no course of dealing between or among any parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have in respect of the subject matter of this Agreement.

     6.7 JURISDICTION. Each of the Owners, Developer and Contractor (each individually a "PARTY" and collectively, the "PARTIES") (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and, if such court does not have jurisdiction, to the courts of the State of New York in New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter thereof brought by any Party or its successors or assigns; PROVIDED, HOWEVER, that the foregoing submission to jurisdiction shall not limit the availability of any other forum with respect to enforcement of any judgment, and (ii) to the extent permitted by applicable law, hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, any such suit, action or proceeding that such action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each Party agrees that its submission to jurisdiction is made for the express benefit of each of the other Parties. Final judgment against any Party in any suit in any court of competent jurisdiction shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of such Party therein described; PROVIDED, always that the plaintiff may at its option bring suit, or institute other judicial proceedings, to enforce any such judgment against any Party or any of its assets in the courts of any country or place where such Party or such assets, as the case may be, may be found. All parties hereto waive their rights to a trial by jury in connection with any disputes arising in connection with this Agreement. The Developer, and each of the Owners, hereby irrevocably appoints Viatel, Inc. at the address set forth in Section 6.1 hereof as its agent for service of process in connection with any suit, action or other proceeding arising out of this Agreement or the subject matter hereof or any of the transactions contemplated hereby and agrees that it will at all times during the term of this Agreement maintain a duly authorized agent to receive service of process. Any and all service of process, and any other notice in any such action, shall be given personally or by registered mail or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to (i) with respect to Contractor and Collateral Agent, at their respective address as provided in Section 6.1, and
(ii) with respect to Developer and each Owner, to its agent for service of process at the address as identified above.

     6.8 GOVERNING LAW. This Agreement and all rights and obligations hereunder shall be governed by the laws of the State of New York.

     6.9 SEVERABILITY. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating, prohibiting the observance of or rendering unenforceable the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate, prohibit the observance of or render unenforceable such provision in any other jurisdiction.

     6.10 FURTHER ASSURANCES. Each of the parties hereto shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the other party may from time to time reasonably request in order to carry out more effectively the intent and purposes of this Agreement and the transactions contemplated hereby and thereby.

     6.11 WAIVER OF IMMUNITY. Each Owner, to the extent that it has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from setoff or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of judgment, attachment in aid to execution of judgment or otherwise) with respect to itself or any of its property, whether or not held for its own account, to the fullest extent permitted by applicable law hereby irrevocably and unconditionally waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

     6.12 THIRD PARTIES. This Agreement shall not be deemed to create any right in any person or entity other than the parties hereto, and their respective successors and assigns, nor be construed in any respect to be a contract in whole or in part for the benefit of any person or entity other than the parties hereto, and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers or representatives to execute and deliver this Agreement as of the date first above written

Developer:                          VICAME INFRASTRUCTURE DEVELOPMENT GmbH


                                    By:_________________________________________
                                       Name:
                                       Title:


Owner:                              VIATEL GERMAN ASSET GmbH


                                    By:_________________________________________
                                       Name:
                                       Title:


Owner:                              METROMEDIA FIBER NETWORK GmbH


                                    By:_________________________________________
                                       Name:
                                       Title:


Owner:                              CARRIER 1 FIBER NETWORK GmbH & Co.
                                    oHG
                                    By:  Carrier 1 Holding GmbH


                                    By:_________________________________________
                                       Name:
                                       Title:


Contractor:                         BECHTEL LIMITED


                                    By:_________________________________________
                                       Name:
                                       Title:


Collateral Agent:                   THE CHASE MANHATTAN BANK


                                    By:_________________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE I

                                REQUIRED AMOUNTS



                                   [REDACTED]

                                                                       EXHIBIT A


                  FORM OF CERTIFICATE FOR WITHDRAWAL BY OWNERS


To:  The Chase Manhattan Bank


     The undersigned, ViCaMe Infrastructure Development GmbH hereby certifies to The Chase Manhattan Bank (the "COLLATERAL AGENT") with respect to the Undertaking and Pledge and Security Agreement, dated as of February 19, 1999 (the "UNDERTAKING AGREEMENT"), among the Collateral Agent, Bechtel Limited (the "CONTRACTOR"), Viatel German Asset GmbH, Metromedia Fiber Network GmbH, Carrier 1 Fiber Network GmbH & Co. oHG, (collectively, hereinafter called "OWNERS") and ourselves that:

     1. Capitalized terms used without definition have the means assigned in the Undertaking Agreement.

     2. No Default has occurred and is continuing.

     3. Pursuant to Section 3.5(a) of the Undertaking Agreement, the Fair Market Value of the Permitted Investments (and other Collateral, if any credited to the Collateral Account as to which the Contractor has a perfected security interest) is greater than the Required Amount set forth opposite the Deposit Date most recently occurring (i.e., the Deposit Date falling on _______________, _____) and such excess amount should be transferred to the Developer's account, on behalf of the Owners, at [INSERT NAME OF BANK], ABA No. ________________, Account No. _______________, Reference: ________________, Attention:
_______________.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate this __________ day of _______, ___.

                                    ViCaMe Infrastructure Development GmbH


                                    By:_________________________________________
                                                  Authorized Signatory

cc:  Bechtel Limited

                                                                       EXHIBIT B


                FORM OF CERTIFICATE FOR WITHDRAWAL BY CONTRACTOR


To:  The Chase Manhattan Bank


     The undersigned, Bechtel Limited (the "CONTRACTOR"), hereby certifies to The Chase Manhattan Bank (the "COLLATERAL AGENT") with respect to the Undertaking and Pledge and Security Agreement, dated as of February 19, 1999 (the "UNDERTAKING AND PLEDGE AND SECURITY AGREEMENT"), among the Collateral Agent, Viatel German Asset GmbH, Metromedia Fiber Network GmbH, Carrier 1 Fiber Network GmbH & Co. oHG (collectively, "OWNERS"), ViCaMe Infrastructure Development GmbH (the "DEVELOPER") and the Contractor that:

     1. Capitalized terms used without definition have the means assigned in the Undertaking Agreement.

     2. The amount of $_______________ (the "PAYMENT AMOUNT") is due and owing to the Contractor from the Owners pursuant to the terms of the Engineering, Procurement and Construction Contract (Outside Plant), dated February 19, 1999 (the "CONTRACT"), among Contractor, the Owners and the Developer.

     3. The Contractor has notified the Developer and each Owner that the Developer has failed to pay the Payment Amount on behalf of the Owners, within the period specified for such payment, an amount due and payable to the Contractor in respect of a Contractor Invoice duly submitted by the contractor in accordance with Section 13 of the Contract, and at least three Business Days have elapsed since such notice was duly given without payment being made to the Contractor of the Payment Amount.

     4. No Event of Default nor any other event entitling the Developer to withhold payment to the Contractor has occurred and is continuing.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate this __________ day of _______, ___.

                                 Bechtel Limited


                                 By:____________________________________________
                                                Authorized Signatory

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 1
                               REIMBURSABLE COSTS


                                   [REDACTED]

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 2
                      NETWORK DESCRIPTION AND PROJECT SCOPE



                                   [REDACTED]

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 3
                            OWNER-PROCURED EQUIPMENT



                                   [REDACTED]

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 4
                               MILESTONE SCHEDULE



                                   [REDACTED]

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 5
                          WAYLEAVE APPLICATION PROCESS



                                   [REDACTED]

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 6
                                    INSURANCE


----------------------------------------------------------------------------
               POLICY TYPE                     MINIMUM COVERAGE AMOUNT

----------------------------------------------------------------------------
(a) Worker's Compensation and               Amount and coverage required by
    Employer's Liability                    laws of country, province or
                                            territory in which the Work is
                                            performed.

----------------------------------------------------------------------------
(b) Disability Benefits and Employee        Amount and coverage required by
    Benefits                                laws of country, province or
                                            territory in which the Work is
                                            performed.

----------------------------------------------------------------------------
(c) Commercial General Liability and
    Professional                            US$ [REDACTED] per occurrence
    Liability
                                            Maximum Deductible:
    (Including bodily injury, property           US$ [REDACTED] per loss
    damage, premises operations, "XCU,"
    products/completed operations,
    blanket contractual liability, broad
    form  property damage and independent
    contractor's insurance or the
    equivalent.)

----------------------------------------------------------------------------
(d) Comprehensive Automobile Liability      Bodily Injury
                                                 US$ [REDACTED] per occurrence

    (Including bodily injury and property   Property Damage:
    damage liability with with respect           US$ [REDACTED] per occurrence
    to vehicles  owned  or  hired  by the
    Contractor.)

----------------------------------------------------------------------------
(e) Contractor All risk Insurance           Limit:

    Covering all risk of physical loss or   [REDACTED]
    damage to the Contract Works for
    their full replacement value.           Deductible:
                                                 US$ [REDACTED] per loss
----------------------------------------------------------------------------

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 7
                           PERFORMANCE TEST STANDARDS



                                   [REDACTED]

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 8
                         STORAGE AND MARKING PROCEDURES


SECTION I   DEFINITION

"PHYSICAL ITEM" shall have the meaning ascribed thereto in ss. 90 of the German Civil Code (BURGERLICHES GESETZBUCH); i.e. an item of physical identity ("KORPERLICHER GEGENSTAND") which is not built into or otherwise linked to any other item of personal or real property in a way that would make it an inseparable part ("WESENTLICHER BESTANDTEIL") of such other item of personal or real property within the meaning of ss.ss. 93 and 94, respectively, of the German Civil Code.

SECTION II  MARKING OBLIGATIONS

(1) The Contractor shall, and shall cause all Subcontractors to, mark each Physical Item of supply, equipment, material and other Work, including but not limited to all ducts, cables and joints (each an "Item"), in a manner that clearly identifies the Designated Owner of such Item.

(2) Each Item designated to be installed within the four Cable Links, except for the HDPE ducts described in Appendix 2, Section 3.2.2. of this Contract (for which sub-section (3) shall apply), shall bear a clearly legible imprint or a securely and durably fixed tag with the name of the Designated Owner of such
Item: Each Item designated to be installed within the first Cable Link for Viatel German Asset GmbH shall bear an imprint or name tag reading "Viatel 1". Each Item designated to be installed within the second Cable Link for Viatel German Asset GmbH shall bear an imprint or name tag reading "Viatel 2". Each Item designated to be installed within the Cable Link for Metromedia Fiber Network GmbH shall bear an imprint or name tag reading "MFN". Each Item designated to be installed within the Cable Link for Carrier 1 Fiber Network GmbH & Co. oHG shall bear an imprint or name tag reading "Carrier 1".

(3) Each of the HDPE ducts described in Appendix 2, Section 3.2.2. of this Contract (each a "Duct") shall be color-coded in a way that identifies the Designated Owner of each Duct. The Duct designated to be installed within the first Cable Link for Viatel German Asset GmbH shall be of light gray color (color code: gray). The Duct designated to be installed within the second Cable Link for Viatel German Asset GmbH shall be of light gray and green striped color (color code: green). The Duct designated to be installed within the Cable Link for Metromedia Fiber Network GmbH shall be of light gray and black striped color (color code: black). The Duct designated to be installed within the Cable Link for Carrier 1 Fiber Network GmbH & Co. oHG shall be of light gray and yellow striped color (color code: yellow).

(4) In order to identify the Designated Owner of each manhole, the entrance to each manhole shall be marked by clearly visible gray, green, black or yellow color spots of a minimum diameter of 80 mm in accordance with the color-codes provided in sub-section (3) above.

(5) Each Item, Duct and manhole shall be marked in accordance with  sub-sections
(1), (2), (3) and (4) above prior to being invoiced to its respective Designated Owner pursuant to Sections 37.3 and 37.7, respectively. To ensure a timely and cost-effective marking procedure, each Item, Duct and manhole should be marked, to the extent possible and economically reasonable, during the stage of its production or assembly. Since the Fiber Optic Cables will be supplied by or on behalf of the Developer in accordance with Appendix 3 hereof, the marking obligations with respect to such Fiber Optic Cables are primarily borne by the Developer, subject to sub-section (6) below.

(6) In order to ensure a clear identification of the Designated Owner of each Fiber Optic Cable, the Contractor shall verify, upon the delivery of each Fiber Optic Cable by or on behalf of the Developer, that such Fiber Optic Cable has been marked in accordance with either sub-section (2) above or the color codes provided in sub-section (3) above. If such Fiber Optic Cable is not marked accordingly upon such delivery, the Contractor shall mark it in accordance with either sub-section (2) or the color codes provided in sub-section (3) above, whichever is more economical, at the expense of the respective Designated Owner prior to its assembly and installation within the respective Cable Link.

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 9
                   PAYMENT METHODOLOGY [INTENTIONALLY OMITTED]


                             [intentionally omitted]

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 10
                              OWNER ESCROW SCHEDULE



                                   [REDACTED]

                       GERMAN NETWORK DEVELOPMENT PROJECT
                                   APPENDIX 11
                          INDEPENDENT EXPERT PROCEDURES



PROPOSAL TO REFER OR NOMINATE. Proposals shall be raised and considered in the following manner:

     o the appropriate senior-management representative of the Party wishing to refer a matter to, nominate a candidate to serve as, an Independent Expert shall give notice to that effect to the senior management of the other Party and, with such notice, shall give details of the reason for the nomination of, and the matter to be referred to, the Independent Expert, whereupon

     o the Parties shall meet and endeavor in good faith to agree upon (i) referral of the relevant matter to an Independent Expert, and (ii) the person to serve as the Independent Expert; PROVIDED, that, if within ten (10) Days from the date of the notice given in accordance with the foregoing paragraph, the Parties have failed to agree upon an Independent Expert, the matter shall forthwith be referred to the dispute resolution procedures set forth in Section 38 of the Contract.

CONFIRMATION OF APPOINTMENT. Upon a person being appointed as Independent Expert under the foregoing provisions,

     o the Parties forthwith shall notify the relevant appointee of his or her selection and shall request that such person confirm within five
          (5) Business Days whether or not he or she is willing and able to accept an appointment as Independent Expert, and, to the extent that

     o the first nominee so proposed is either unwilling or unable to accept the appointment to act as Independent Expert, or shall not have confirmed his or her willingness and ability to accept such appointment within the said period of five (5) Business Days, then (unless the Parties are able to agree upon the appointment of another Independent Expert), the matter shall be referred (by either Party) to the dispute resolution procedures set forth in Section 39 of the Contract.

DISQUALIFICATION. No person shall be appointed as an Independent Expert under the Contract:

     o unless he or she is qualified by education, experience and training to determine the matter in dispute; or

     o if he or she has an interest or duty which would materially conflict with his or her role (including being a director, officer, employee or consultant to a Party or its Affiliates).

PRESENTATION AND REVIEW OF RELEVANT INFORMATION. The following provisions shall apply to the Independent Expert's determination:

     o    each Party shall supply to the Independent  Expert, not later than ten
          (10) Business Days after such Independent Expert's confirmation of appointment, all such information, records, statements and other data for which such Party desires review, and each Party shall make available to the Independent Expert all such additional information as the Independent Expert may request;

     o the Independent Expert shall ignore any data, information or submissions supplied and made after the ten (10) Business Day period noted above, unless the same are furnished in response to a specific request from him or her;

     o the Independent Expert shall make his or her decision as soon as reasonably practicable after receipt of sufficient information from the Parties (but, in no event, more than ten (10) Business Days after the deadline above for the Parties' submissions or the date of the Independent Expert's last request for supplemental information), the failure to so render a decision shall entitle either Party to refer the matter to the dispute resolution procedures set forth in Section 38 of the Contract;

     o the Independent Expert shall be entitled to obtain such independent professional and/or technical advice as he or she may reasonably require and to obtain any necessary secretarial assistance as is reasonably necessary; and

     o all communications between the Parties and the Independent Expert shall be made in writing and a copy thereof provided simultaneously to the other Party. No meeting between the Independent Expert and the Parties or either of them, shall take place unless all Parties have a reasonable opportunity to attend any such meeting.

DECISION-MAKING PROCEDURES. The following provisions shall apply:

     o the determination of the Independent Expert shall be in writing and shall provide full written reasons for his or her decisions;

     o if either Party disagrees with the Independent Expert's determination, such dispute shall be finally settled in accordance with the dispute resolution procedure in accordance with the procedures set forth in
          Section 38 of the Contract; and

     o the Independent Expert shall be deemed not to be an arbitrator, but shall render his or her decision as an expert and the law relating to arbitration shall not apply to the Independent Expert or his or her determination or the procedure by which he or she reaches a decision.

ALLOCATION OF COSTS AND EXPENSES. The Parties shall share equally in all fees charged by the Independent Expert in respect of any referral thereto. Each Party shall bear the costs of providing all data, information and submissions given by it, and the costs and expenses of all counsel, witnesses and employees retained by it, but (unless the Independent Expert shall make any award of such costs and expenses, which award, if made, shall be part of the Independent Expert's decision) the costs and expenses of the Independent Expert and any independent advisers to the Independent Expert shall be equally borne by the Parties.


                                        3